ANNUAL REPORT

DECEMBER 31, 2001
--------------------------------------------------------------------------------

GE INVESTMENTS FUNDS, INC.

[GE LOGO OMITTED]


WE BRING GOOD THINGS TO LIFE.

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                                                      GE INVESTMENTS FUNDS, INC.
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TABLE OF CONTENTS
-----------------------------------------------------

LETTER FROM THE CHAIRMAN ....................................................  2

FINANCIAL INFORMATION

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund .......................................................  4

     S&P 500 Index Fund .....................................................  8

     Premier Growth Equity Fund ............................................. 15

     Value Equity Fund ...................................................... 18

     Mid-Cap Value Equity Fund .............................................. 22

     Small-Cap Value Equity Fund ............................................ 26

     International Equity Fund .............................................. 30

     Income Fund ............................................................ 35

     Global Income Fund ..................................................... 42

     Total Return Fund ...................................................... 46

     Money Market Fund ...................................................... 54

     Real Estate Securities Fund ............................................ 56

NOTES TO PERFORMANCE ........................................................ 59

NOTES TO SCHEDULES OF INVESTMENTS ........................................... 60

FINANCIAL STATEMENTS

     Financial Highlights ................................................... 61

     Notes to Financial Highlights .......................................... 67

     Statements of Assets and Liabilities ................................... 68

     Statements of Operations ............................................... 70

     Statements of Changes in Net Assets .................................... 72

     Notes to Financial Statements .......................................... 76

INDEPENDENT AUDITOR'S REPORT ................................................ 83

ADDITIONAL INFORMATION ...................................................... 84

INVESTMENT TEAM ............................................................. 86


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

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                                                        LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------


DEAR SHAREHOLDER:

Attached is the annual report for the GE Investments Funds, Inc., for the fiscal year ended December 31, 2001. I invite you to read this letter to help you better understand what happened in the investment markets in the past year and the outlook going forward. It will also provide you with some perspective on how to stay on track to meet your investment goals in today's challenging environment. To find out specific information about a particular Fund's performance, please take a few minutes to review the portfolio manager's commentary and the fund specific data included in this report.


MARKET OVERVIEW
The year 2001 was one that many of us would soon like to forget, and yet never will. The date of September 11th will forever go down in history as one of the most tragic in U.S. history, as America came to grips with a massive and deadly terrorist attack on the heart of our business and political capitals. This stunning event had a significant impact on our country in many ways, not the least of which was economically. That, in turn, affected investment markets throughout the world.

While the attacks were the final touches that assured that the U.S. economy would sink into a recession, much had happened before that to send the economy spiraling downward. Going into the latter months of 2000, it became clear that the nation's economy was slowing. Of particular note, business spending dropped dramatically, particularly involving investments in technology. That had a particularly negative impact on what had been high-flying technology stocks. Other growth stocks tended to lag the market as well. By contrast, investors seemed to have a renewed appetite for stocks of companies in more traditional industries that offered attractive values and demonstrable earnings growth.

After September 11th, consumer spending, up to that point the economy's strong suit, also dropped off, but only temporarily. However, selected industries paid a particularly dear price, most notably the travel and leisure, and insurance industries. Toward the end of September, equity markets reached their low point for the year. In the fourth quarter, more encouraging signs about the economy led to a sharp rebound in stocks, particularly those in the technology sector. Investor enthusiasm finally appeared to be returning to the equity markets. Still, by year's end, stocks had suffered their second straight year of negative returns, the first time that's happened since 1974. The Standard & Poor's 500 stock index dropped by nearly 12%, while the Dow Jones Industrial Average declined about 5.5%.

In an effort to boost a slowing economy, the Federal Reserve (the Fed) took aggressive action, beginning in January 2001 and continuing right through to December. In total, the Fed cut interest rates 11 times. This led to a dramatic decline in yields on short-term debt securities, although the longer-end of the market, while experiencing periods of fluctuation, did not change in dramatic fashion. The yield on 3-month U.S. Treasury Bills fell 4.2% during the year, while yields on 30-year Treasury Bonds ended the year virtually where they began. Toward the end of the 2001, what had been a general rally in the bond market throughout the year fizzled, and interest rates moved higher on longer-term bonds in anticipation of better economic times ahead.

Markets outside of the U.S. were also affected by negative economic trends. Europe found itself in a slower growth mode for much of the year, and Japan continued what has been a decade-long economic struggle, despite promises that the new government would implement much-needed economic reforms. For most of the year, emerging markets suffered as investors shied away from riskier types of investments. However, emerging markets rallied sharply in the fourth quarter, amid improved economic expectations. Stock markets in developed nations also saw improvements as the year came to a close.

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                                            LETTER FROM THE CHAIRMAN (CONTINUED)
--------------------------------------------------------------------------------


MARKET OUTLOOK
It appears that the difficulties many companies faced trying to improve their profit margins in the past two years may be coming to an end. The U.S. economy, while certainly not appearing to be on a rapid ascent, does seem to be enjoying modest improvement. As 2001 came to an end, it appeared the recession was beginning to fade and that the U.S. was on the verge of a positive economic cycle. While expectations are modest, such an environment should create improved prospects for investors in 2002. Within U.S. equity markets, we anticipate that the best opportunities lie in high-quality companies with sustainable franchises. They should be among the first to benefit from better economic times. And since we can expect the markets to remain volatile, these companies are likely to be able to withstand the ups-and-downs better than most. Foreign equity markets also may offer better potential, but not without significant fluctuation. In the bond market, it appears that with the economy back on track, interest rates have likely reached their low points for the current cycle. Still, with the continuation of a low inflation environment, we don't anticipate that rates will move dramatically higher.


STAY FOCUSED ON THE LONG TERM
While most of us may be happy to put 2001 behind us, it is just as important to remember a lesson that is vital to investment success -- stay focused on what you are trying to accomplish in your investment portfolio over the long term. Setbacks like those we've experienced in recent times are commonplace in the investment markets. Those who pull money out of the market after a significant downturn often do themselves a disservice. Because sooner or later, and often without warning, the markets often recover lost ground. The fourth quarter of 2001 is a perfect example of this. Just when America had reached a low point and expectations were minimal, the stock market recorded an impressive short-term rally. Those who stayed invested benefited. Those who became discouraged and pulled money out of the market missed the rally.

Now may be a good time to closely examine your portfolio and your objectives and determine if you are comfortable with your current allocation. Chances are, if your situation hasn't changed dramatically, your portfolio shouldn't be altered in any significant way either. While markets will endure difficult periods from time to time, we remain excited about the long-term prospects for American business and what that will mean for our investors.

All of us at the GE Mutual Funds family wish to extend a special thanks to you for continuing to share your trust in our investment professionals. While these can be difficult and distracting times, it is more important than ever for you to make the most of your investment portfolio. To find other services that can help you, I encourage you to check out our website at www.gefn.com/mutual funds. We look forward to continuing to be your partner as you pursue your financial goals.

Sincerely,

/s/signature

Michael J. Cosgrove
CHAIRMAN, GE INVESTMENTS FUNDS, INC.
JANUARY 19, 2002


MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC. AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

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                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q.  HOW DID THE U.S. EQUITY FUND PERFORM
    COMPARED TO ITS BENCHMARK AND LIPPER
    PEER GROUP DURING THE YEAR ENDED
    DECEMBER 31, 2001?

A. The U.S. Equity Fund declined 8.47% during the year ended December 31, 2001. During the same period, the S&P 500 Index fell 11.91% and our Lipper peer group of 474 Large Cap Value annuity funds lost an average of 6.80%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK
    FOR THE YEAR ENDED DECEMBER 31, 2001?

A. Performance was driven by strong stock selection, particularly in the technology sector. Also, because we were concerned that valuations were too high, the Fund was underweight in technology versus the benchmark by about 2.5%. Technology stocks as a group had the weakest performance of any sector in the S&P 500 in 2001. While the S&P 500's technology sector lost nearly 25%, the Fund's technology stocks posted a positive 6.1% return. Good stock selection within the Fund was also evident in the financial and utilities sectors.

Q.  WHICH STOCKS HAVE PERFORMED WELL?
    WHICH HAVE NOT PERFORMED WELL?

A. Leading performers were First Data and Equifax in the services industry, with returns of 49% and 44%, respectively. In addition to being overweight in services stocks within technology, the Fund also benefited from having almost no exposure to the communications equipment industry, which was down 58%. Other large holdings in the Fund that outperformed the S&P 500 included Federal National Mortgage, Verizon, Lowes and General Mills.

    On the negative side, the Fund experienced relative weakness in the consumer cyclical and energy sectors. Within consumer cyclicals, Liberty Media and Disney in the entertainment industry were down 20% and 28%, respectively. Other underperforming stocks in the sector included CVS (drug stores) and Interpublic Group (advertising), which were down 50% and 30%, respectively. In the energy sector, an overweight in drilling and equipment stocks detracted from results as the industry declined 30% over this period. Energy has been volatile all year, due to fluctuating commodity prices, and we anticipate continued cyclical volatility, although the longer-term outlook appears positive for energy stocks.

Q.  HOW HAVE THE EVENTS OF SEPTEMBER 11, 2001
    AFFECTED THE FUND?

A. The Fund has held up well in this environment due to its broad diversification, style neutrality and solid stock selection. The Fund did not have significant exposure to several of the industries hit hardest in the wake of the terrorist attacks in September including airlines and travel/leisure stocks. We maintained our investment discipline of taking a long-term view during this crisis and opportunistically added to core positions during the market pullback.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the Fund is well positioned for a modest recovery in the economy and the market over the next 12-18 months. Over the near term, we remain cautious on valuations for the market, particularly in the technology sector, as these stocks have risen sharply in the last several months and earnings may not recover as quickly as expected. We continue to focus on long-term leaders in each sector with particular emphasis on companies with good quality earnings and solid management.

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                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

                   U.S. Equity Fund         S&P 500
1/3/95                 $10,000              $10,000
12/95                   13,558               13,749
12/96                   16,502               16,928
12/97                   21,805               22,563
12/98                   26,910               29,038
12/99                   32,187               35,155
12/00                   31,997               31,927
12/01                   29,286               28,124

--------------------------------------------------------------------------------

           U.S. Equity Fund (ending value $29,286)
           S&P 500 (ending value $28,124)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                  ONE        FIVE       SINCE
                                 YEAR        YEAR     INCEPTION
--------------------------------------------------------------------------------
U.S. Equity Fund                 -8.47%      12.16%    16.60%
--------------------------------------------------------------------------------
S&P 500                         -11.91%      10.69%    15.92%
--------------------------------------------------------------------------------
Lipper peer group average*       -6.80%       7.74%    N/A
--------------------------------------------------------------------------------
Inception date                  1/3/95
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.


TOP TEN HOLDINGS
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                       4.66%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      2.99%
--------------------------------------------------------------------------------
  First Data Corp.                                     2.68%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    2.55%
--------------------------------------------------------------------------------
  ExxonMobil Corp.                                     2.55%
--------------------------------------------------------------------------------
  Fannie Mae                                           2.26%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 2.15%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          2.12%
--------------------------------------------------------------------------------
  American International Group Inc.                    2.03%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                                     1.76%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $127,909 (in thousands)

Pie graph omitted--plot points as follows:

Consumer - Stable 19.7%
Financial  18.7%
Technology 14.9%
Short Term 12.5%
Consumer - Cyclical  10.4%
Energy 7.6%
Capital Goods 7.5%
Utilities 6.4%
Basic Materials 1.8%
Transportation 0.5%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE LARGE CAP VALUE PEER GROUP CONSISTING OF 474 AND 120 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                U.S. EQUITY FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.8%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 2.0%

Alcoa Inc. .........................   6,580  $     233,919
Barrick Gold Corp. .................  19,223        306,607
Bowater Inc. .......................   4,624        220,565
Rohm & Haas Co. ....................  11,150        386,125(l)
The Dow Chemical Co. ...............   5,335        180,216
Weyerhaeuser Co. ...................  18,405        995,342
                                                  2,322,774

CAPITAL GOODS -- 8.2%

Deere & Co. ........................   1,689         73,742
Dover Corp. ........................  35,602      1,319,766(h)
Eaton Corp. ........................   3,059        227,620
Emerson Electric Co. ...............  20,164      1,151,365(l)
General Dynamics Corp. .............  10,830        862,501
Honeywell International Inc. .......   3,112        105,248
Minnesota Mining &
   Manufacturing Co. ...............   8,954      1,058,452
Molex Inc. (Class A) ...............  43,942      1,188,631
Northrop Grumman Corp. .............   2,667        268,860(l)
The Boeing Co. .....................   5,157        199,989
Tyco International Ltd. ............  18,317      1,078,871(l)
United Technologies Corp. ..........  20,008      1,293,117
Waste Management Inc. ..............  22,033        703,073
                                                  9,531,235

CONSUMER - CYCLICAL -- 11.5%

Carnival Corp. .....................  22,638        635,675
Catalina Marketing Corp. ...........  21,784        755,905(a)
Charter Communications Inc.
   (Class A) .......................  10,670        175,308(a,l)
Comcast Corp. (Class A) ............  44,778      1,612,008(a)
CVS Corp. ..........................   4,801        142,110
Federated Department Stores Inc. ...   7,131        291,658(a)
Gannett Co. Inc. ...................   4,090        274,971
Gemstar-TV Guide
   International Inc. ..............   2,650         73,405(a,l)
Home Depot Inc. ....................  32,964      1,681,494
Liberty Media Corp. (Class A) ...... 134,707      1,885,898(a,h)
Lowes Cos. Inc. ....................  12,989        602,819
NTL Inc. ...........................  37,309         35,070(a,l)
Omnicom Group Inc. .................   1,974        176,377(l)
Safeway Inc. .......................  13,586        567,215(a)
Target Corp. .......................  35,975      1,476,774
The Interpublic Group
   of Cos. Inc. ....................  16,005        472,788(l)
The Walt Disney Co. ................  18,317        379,528
Tribune Co. ........................   7,202        269,571(l)
Viacom Inc. (Class B) ..............  12,329        544,325(a,l)
Wal-Mart Stores Inc. ...............  21,340      1,228,117
                                                 13,281,016

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 21.9%

Abbott Laboratories ................  15,827   $    882,355(h)
American Home Products Corp. .......  13,953        856,156
Anheuser Busch Cos. Inc. ...........  17,025        769,700
Apogent Technologies Inc. ..........  19,490        502,842(a)
Avon Products Inc. .................   7,643        355,399
Baxter International Inc. ..........   8,909        477,790
Bristol-Myers Squibb Co. ...........  29,302      1,494,402
Cardinal Health Inc. ...............  42,466      2,745,852
Colgate-Palmolive Co. ..............   6,331        365,615
DENTSPLY International Inc. ........   6,740        338,348
Eli Lilly & Co. ....................   6,615        519,542(l)
Energizer Holdings Inc. ............   3,610         68,771(a)
General Mills Inc. .................  16,947        881,413
IMS Health Inc. ....................   6,971        136,004
Johnson & Johnson ..................  55,181      3,261,197
Kimberly Clark Corp. ...............  16,005        957,099
Lincare Holdings Inc. ..............  28,168        807,013(a)
Medtronic Inc. .....................   6,085        311,613(l)
Merck & Co. Inc. ...................  38,345      2,254,686
Pepsico Inc. .......................  25,056      1,219,977
Pfizer Inc. ........................  68,202      2,717,850
Pharmacia Corp. ....................  18,099        771,922
Philip Morris Cos. Inc. ............  18,388        843,090(h)
Procter & Gamble Co. ...............   6,046        478,420
Sybron Dental Specialties Inc. .....   5,655        122,035(a)
Tenet Healthcare Corp. .............   3,379        198,415(a)
The Coca-Cola Co. ..................   4,819        227,216
The Gillette Co. ...................  10,830        361,722
UnitedHealth Group Inc. ............   5,388        381,309
                                                 25,307,753

ENERGY -- 8.4%

Anadarko Petroleum Corp. ...........   8,660        492,321
Baker Hughes Inc. ..................  27,617      1,007,192
BP p.l.c. ADR ......................  10,492        487,983
Burlington Resources Inc. ..........  13,053        490,010(l)
ChevronTexaco Corp. ................  10,474        938,575(l)
Conoco Inc. (Class B) ..............  20,006        566,170
ExxonMobil Corp. ...................  82,976      3,260,957(h)
Nabors Industries Inc. .............  24,825        852,242(a,l)
PanCanadian Energy Corp. ...........  17,427        453,102(l)
Royal Dutch Petroleum Co. ADR ......   4,677        229,267
Schlumberger Ltd. ..................  14,671        806,171
Transocean Sedco Forex Inc. ........   4,098        138,594(l)
                                                  9,722,584

FINANCIAL -- 20.8%

AFLAC Inc. .........................   5,779        141,932
American Express Co. ...............  28,380      1,012,882(h)
American International Group Inc. ..  32,729      2,598,683
Bank of America Corp. ..............  23,118      1,455,278
Bank One Corp. .....................  14,280        557,634
Berkshire Hathaway Inc. (Class B) ..     224        565,600(a,l)
Chubb Corp. ........................   1,423         98,187
Citigroup Inc. ..................... 118,023      5,957,801(h)
Fannie Mae .........................  36,384      2,892,528
Fidelity National Financial Inc. ...   8,411        208,593


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                U.S. EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

FleetBoston Financial Corp. ........  20,202   $    737,373
Freddie Mac ........................   7,451        487,295
Goldman Sachs Group Inc. ...........   2,792        258,958(l)
Hartford Financial Services
   Group Inc. ......................  19,739      1,240,201(l)
J.P. Morgan Chase & Co. ............   8,892        323,224
Lehman Brothers Holdings Inc. ......   2,845        190,046
Lincoln National Corp. .............   4,624        224,588
Loews Corp. ........................   6,046        334,828
Marsh & McLennan Cos. Inc. .........  11,061      1,188,505
Morgan Stanley, Dean Witter & Co. ..   8,536        477,504
PNC Financial Services Group .......   7,113        399,751
State Street Corp. .................  10,119        528,718(e)
The Allstate Corp. .................   7,647        257,704
The St. Paul Cos. Inc. .............   5,335        234,580
U.S. Bancorp .......................   4,624         96,780
Washington Mutual Inc. .............  14,369        469,866(l)
Wells Fargo & Co. ..................  24,043      1,044,668
                                                 23,983,707

TECHNOLOGY -- 16.4%

Analog Devices Inc. ................   9,638        427,831(a,l)
Applied Materials Inc. .............  18,070        724,607(a,h)
Automatic Data Processing Inc. .....  21,108      1,243,261
Certegy Inc. .......................  16,965        580,542(a)
Cisco Systems Inc. .................  37,238        674,380(a)
Convergys Corp. ....................  11,559        433,347(a)
Dell Computer Corp. ................  36,349        987,966(a)
Electronic Data Systems Corp. ......   8,180        560,739(l)
EMC Corp. ..........................  10,314        138,620(a)
Equifax Inc. .......................  33,468        808,252
First Data Corp. ...................  43,622      3,422,146
Intel Corp. ........................  64,997      2,044,156
International Business
   Machines Corp. ..................   8,986      1,086,947
Intuit Inc. ........................  13,871        593,401(a)
Microsoft Corp. ....................  57,706      3,823,023(a)
Oracle Corp. .......................  11,737        162,088(a)
PerkinElmer Inc. ...................   2,236         78,305(l)
Pitney Bowes Inc. ..................   5,851        220,056
Sun Microsystems Inc. ..............  11,541        141,954(a)
Texas Instruments Inc. .............  23,538        659,064
Unisys Corp. .......................  14,884        186,645(a)
                                                 18,997,330

TRANSPORTATION -- 0.5%

Burlington Northern
   Santa Fe Corp. ..................  20,184        575,849

UTILITIES -- 7.1%

AT&T Corp. .........................  34,499        625,812
Constellation Energy Group Inc. ....   9,229        245,030(l)
Dominion Resources Inc. ............  10,314        619,871(l)
Duke Energy Corp. ..................  26,763      1,050,715(l)
El Paso Corp. ......................   5,868        261,771(l)
Entergy Corp. ......................   5,388        210,725
Exelon Corp. .......................   5,888        281,917(l)
SBC Communications Inc. ............  27,127      1,062,565

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Sprint Corp. (FON Group) ...........  13,835 $      277,807
Sprint Corp. (PCS Group) ...........  28,044        684,554(a,l)
Verizon Communications .............  29,004      1,376,530(h)
Vodafone Group PLC ADR .............  48,512      1,245,788(l)
Xcel Energy Inc. ...................   9,425        261,450(l)
                                                  8,204,535

TOTAL INVESTMENTS IN SECURITIES
   (COST $110,276,868)                          111,926,783


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment
   Fund .........................  3,678,780      3,678,780(n)

State Street Navigator Securities
   Lending Prime Portfolio ...... 12,303,646     12,303,646(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $15,982,426) ...........                15,982,426

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET (10.6)% ..........               (12,330,732)
                                               ------------

NET ASSETS -- 100% ...............             $115,578,477
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long futures contracts open at December 31, 2001:

                              NUMBER      CURRENT
                EXPIRATION      OF       NOTIONAL   UNREALIZED
DESCRIPTION        DATE      CONTRACTS     VALUE   DEPRECIATION
--------------------------------------------------------------------------------
S&P 500         March 2002      2        $574,600     $(2,400)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

  Q&A


Q.  HOW DID THE S&P 500 INDEX FUND
    PERFORM COMPARED TO ITS BENCHMARK AND LIPPER
    PEER GROUP DURING THE YEAR ENDED
    DECEMBER 31, 2001?

A. The S&P 500 Fund declined 12.27% during the year ended December 31, 2001. During the same period the S&P 500 Index declined 11.91% and our Lipper peer group of 466 S&P 500 Index Objective annuity funds lost an average of 13.17%.

Q.  WHY DID THE FUND UNDERPERFORM
    ITS BENCHMARK?

A. The Fund underperformed its benchmark slightly due to the management of fund cash flows and fund fees and expenses.

Q.  WHAT MARKET CONDITIONS AFFECTED
    FUND PERFORMANCE?

A. An economic recession and the deadly terrorist attacks combined to depress corporate profits and stock market valuations in 2001. Despite the rebound in the fourth quarter, the S&P 500 Index suffered its worst yearly performance since 1974, which was also the last time the Index was down for two consecutive years. Coming off extreme levels earlier in the year, volatility decreased in the fourth quarter coming a bit closer to historical levels. Technology stocks (-25%) were by far the largest detractor from performance of the index for the year, even though the sector provided the names bringing both the best and worst individual performances. Familiar names such as Cisco (-50%), EMC (-75%), and Oracle (-50%) led the decline, while Microsoft (+50%), IBM (+40%) and Dell (+50%) prevented the index from falling even further. Every other sector experienced negative returns as well for the year. The other large losers were utilities (-30%), telecommunications services (-12%) and energy (-10%).

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES
    WERE UTILIZED BY THE FUND?

A. We are utilizing a full replication strategy to manage the Fund. With this strategy, all 500 stocks in the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is held to less than 5% of the total portfolio. This methodology has provided consistent tracking of the Index.

Q.  WHICH STOCKS/SECTORS ARE PREFERRED IN THE
    CURRENT PORTFOLIO?

A. By utilizing a passive investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of December 31, 2001, the four largest sectors in the S&P 500 Index (and consequently the Fund) were financials (17.8%), technology (17.6%), healthcare (14.4%), and consumer discretionary (13.1%).

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE
    PAST QUARTER?

A. For the fourth quarter of 2001, there were eight index changes announced by Standard & Poors that impacted the Fund. Additions to the S&P 500 included Equity Office Properties (October 9), TECO Energy (October 9), Health Management Assoc. (November 6), NVIDIA Corp (November 29), Equity Residential Properties (November 30), Genzyme Corp (December 13), Jones Apparel Group (December 14), and Waters Corp (December 31). Deletions for the quarter included Texaco (October 9), Global Crossing (October 9), GPU Inc (November 6), Enron (November 29), National Service Industry (November
    30), Ralston-Purina (December 12), Homestake Mining (December 14), and FMC Corp (December 31). Not all the deletions were sold from the Fund, however, as a number of the deletions from the Index were a result of mergers or acquisitions.

Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW
    HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Due to the passive investment style of the Fund, it will remain fully invested in a way that closely tracks the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

                        S&P 500 Index Fund                   S&P 500
12/91                        $10,000                         $10,000
12/92                         10,838                          10,772
12/93                         12,398                          11,851
12/94                         12,389                          12,005
12/95                         16,866                          16,506
12/96                         21,000                          20,322
12/97                         27,369                          27,087
12/98                         28,943                          34,860
12/99                         34,908                          42,204
12/00                         34,924                          38,328
12/01                         33,639                          33,763


           S&P 500 Index Fund (ending value $33,639)
           S&P 500 (ending value $33,763)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER  31, 2001
--------------------------------------------------------------------------------
                                  ONE        FIVE       TEN
                                  YEAR       YEAR       YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund               -12.27%      9.88%     12.90%
--------------------------------------------------------------------------------
S&P 500                          -11.91%     10.69%     12.94%
--------------------------------------------------------------------------------
Lipper peer group average*       -13.17%      9.18%     11.27%
--------------------------------------------------------------------------------
Inception date                   4/15/85
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in equity securities of companies contained in that Index.



TOP TEN HOLDINGS
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  General Electric Co.                                 3.70%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      3.32%
--------------------------------------------------------------------------------
  ExxonMobil Corp.                                     2.50%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       2.42%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.                                 2.39%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          2.33%
--------------------------------------------------------------------------------
  Intel Corp.                                          1.96%
--------------------------------------------------------------------------------
  International Business Machines Corp.                1.93%
--------------------------------------------------------------------------------
  American International Group Inc.                    1.93%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    1.68%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $651,611 (in thousands)

Pie graph omitted--plot points as follows:

Consumer - Stable 21.2%
Technology 18.3%
Financial 17.3%
Consumer - Cyclical 14.2%
Capital Goods 8.6%
Utilities 8.4%
Energy 6.2%
Short Term 2.6%
Basic Materials 2.5%
Transportation 0.7%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 466, 233, AND 55 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              S&P 500 INDEX FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------


                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.6%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 2.5%

Air Products & Chemicals Inc. ...     13,532   $    634,786(h)
Alcan Aluminum Ltd. .............     19,477        699,809(h)
Alcoa Inc. ......................     52,140      1,853,577(h)
Allegheny Technologies Inc. .....      5,151         86,279
Avery Dennison Corp. ............      6,955        393,166
Barrick Gold Corp. ..............     33,412        532,924
Boise Cascade Corp. .............      3,523        119,817
Du Pont de Nemours (E.I.) & Co. .     62,713      2,665,930
Eastman Chemical Co. ............      4,459        173,990
Ecolab Inc. .....................      7,626        306,946
Engelhard Corp. .................      8,246        228,249
Freeport McMoran Copper &
   Gold Inc. (Class B) ..........      9,584        128,330(a)
Georgia Pacific Corp. ...........     13,343        368,400
Great Lakes Chemical Corp. ......      2,797         67,911
Hercules Inc. ...................      6,128         61,280(a)
Inco Ltd. .......................     10,312        174,685(a)
International Paper Co. .........     29,175      1,177,211
Louisiana-Pacific Corp. .........      6,622         55,890
Mead Corp. ......................      6,258        193,310
Millipore Corp. .................      2,745        166,622
Newmont Mining Corp. ............     12,728        243,232
Nucor Corp.                            4,609        244,093
Pall Corp. ......................      7,778        187,139
Phelps Dodge Corp. ..............      4,810        155,844
Placer Dome Inc. ................     19,774        215,734
PPG Industries Inc. .............     10,137        524,286
Praxair Inc. ....................      9,835        543,384
Rohm & Haas Co. .................     13,514        467,990
Sealed Air Corp. ................      4,857        198,263(a)
Sigma-Aldrich Corp. .............      4,691        184,872
The Dow Chemical Co. ............     54,194      1,830,673
USX-U.S. Steel Group Inc. .......      5,465         98,971(a)
Westvaco Corp. ..................      5,920        168,424
Weyerhaeuser Co. ................     12,860        695,469
Willamette Industries Inc. ......      6,550        341,386
Worthington Industries Inc. .....      4,641         65,902
                                                 16,254,774

CAPITAL GOODS -- 8.6%

Allied Waste Industries Inc. ....     12,900        181,374(a)
American Power Conversion Corp. .     11,100        160,506(a)
Caterpillar Inc. ................     20,716      1,082,411
Centex Corp. ....................      3,960        226,076
Cooper Industries Inc. ..........      5,371        187,555
Crane Co. .......................      3,327         85,304
Cummins Engine Co. Inc. .........      2,289         88,218
Danaher Corp. ...................      8,500        512,635
Deere & Co. .....................     14,320        625,211
Dover Corp. .....................     12,158        450,697

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Eaton Corp. .....................      4,050   $    301,361
Emerson Electric Co. ............     26,174      1,494,535
Fluor Corp. .....................      4,752        177,725
General Dynamics Corp. ..........     11,982        954,246
General Electric Co. ............    602,195     24,135,976
Goodrich (B.F.) Co. .............      6,301        167,733
Grainger (W.W.) Inc. ............      5,682        272,736
Honeywell International Inc. ....     48,716      1,647,575
Illinois Tool Works Inc. ........     18,197      1,232,301
Ingersoll-Rand Co. ..............     10,399        434,782
ITT Industries Inc. .............      5,063        255,682
KB Home .........................      2,780        111,478
Lockheed Martin Corp. ...........     26,552      1,239,182
Masco Corp. .....................     27,490        673,505
McDermott International Inc. ....      2,919         35,816(a)
Minnesota Mining &
   Manufacturing Co. ............     24,040      2,841,768
Molex Inc. (Class A) ............     11,650        360,568
Navistar International Corp. Inc.      3,295        130,153(a)
Northrop Grumman Corp. ..........      6,661        671,495
PACCAR Inc. .....................      4,460        292,665
Parker-Hannifin Corp. ...........      7,115        326,650
Power-One Inc. ..................      4,400         45,804(a)
Pulte Corp. .....................      3,622        161,795
Raytheon Co. ....................     23,424        760,577
Rockwell Collins ................     11,068        215,826
Rockwell International Corp. ....     11,068        197,674
Sherwin-Williams Co. ............      9,263        254,733
Textron Inc. ....................      8,568        355,229
The Boeing Co. ..................     50,616      1,962,889(h)
Thermo Electron Corp. ...........     10,428        248,812(a)
Thomas & Betts Corp. ............      3,093         65,417
Tyco International Ltd. .........    120,639      7,105,637
United Technologies Corp. .......     28,286      1,828,124
Vulcan Materials Co. ............      6,000        287,640
Waste Management Inc. ...........     37,512      1,197,008
                                                 56,045,084

CONSUMER - CYCLICAL -- 14.2%

Albertson's Inc. ................     24,161        760,830(h)
American Greetings Corp.
   (Class A) ....................      3,217         44,330(h)
AOL Time Warner Inc. ............    268,414      8,616,089(a,h)
Autozone Inc. ...................      6,644        477,039(a)
Bed Bath & Beyond Inc. ..........     17,300        586,470(a)
Best Buy Co. Inc. ...............     12,500        931,000(a)
Big Lots Inc. ...................      5,900         61,360(a)
Black & Decker Corp. ............      4,907        185,141
Block (H & R) Inc. ..............     11,304        505,289
Brunswick Corp. .................      5,768        125,512
Carnival Corp. ..................     35,500        996,840
Cendant Corp. ...................     58,546      1,148,087(a,h)
Cintas Corp. ....................     10,600        508,800
Circuit City Stores Inc. ........     13,426        348,405
Clear Channel Communications Inc.     36,600      1,863,306(a)
Comcast Corp. (Class A) .........     56,744      2,042,784(a)
Cooper Tire & Rubber Co. ........      4,223         67,399
Costco Wholesale Corp. ..........     26,966      1,196,751(a)
CVS Corp. .......................     24,356        720,938
Dana Corp. ......................      8,541        118,549


---------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Darden Restaurants Inc. .........      6,886  $     243,764
Delphi Automotive Systems Corp. .     34,358        469,330
Deluxe Corp. ....................      4,029        167,526
Dillards Inc. (Class A) .........      6,095         97,520
Dollar General Corp. ............     19,491        290,416
Donnelley (R.R.) & Sons Co. .....      7,152        212,343
Dow Jones & Co. Inc. ............      5,042        275,949
Eastman Kodak Co. ...............     17,275        508,403
Family Dollar Stores Inc. .......     10,400        311,792
Federated Department Stores Inc.      12,204        499,144(a)
Ford Motor Co. ..................    109,799      1,726,040
Fortune Brands Inc. .............      9,041        357,933
Gannett Co. Inc. ................     15,908      1,069,495
Gap Inc. ........................     52,318        729,313
General Motors Corp. ............     34,047      1,654,684
Genuine Parts Co. ...............     10,596        388,873
Goodyear Tire & Rubber Co. ......      9,319        221,885
Harley-Davidson Inc. ............     18,100        983,011
Harrah's Entertainment Inc. .....      6,735        249,262(a)
Hasbro Inc. .....................     11,496        186,580
Hilton Hotels Corp. .............     22,088        241,201
Home Depot Inc. .................    142,418      7,264,742
International Game Technology ...      4,500        307,350(a)
J.C. Penney Co. Inc. ............     16,287        438,120
Johnson Controls Inc. ...........      5,141        415,136
Jones Apparel Group Inc. ........      7,300        242,141(a)
K Mart Corp. ....................     28,831        157,417(a)
Knight-Ridder Inc. ..............      5,400        350,622
Kohl's Corp. ....................     20,000      1,408,800(a)
Leggett & Platt Inc. ............     11,200        257,600
Limited Inc. ....................     25,936        381,778
Liz Claiborne Inc. ..............      3,065        152,484
Lowes Cos. Inc. .................     47,328      2,196,493
Marriott International Inc.
   (Class A) ....................     14,422        586,254
Mattel Inc. .....................     26,551        456,677
May Department Stores Co. .......     18,284        676,142
Maytag Corp. ....................      4,695        145,686
McDonald's Corp. ................     77,634      2,054,972
McGraw Hill Cos. Inc. ...........     11,870        723,833
Meredith Corp. ..................      2,998        106,879
Moody's Corp. ...................      9,942        396,288
New York Times Co. (Class A) ....      9,788        423,331
Newell Rubbermaid Inc. ..........     16,456        453,692
Nike Inc. (Class B) .............     16,204        911,313
Nordstrom Inc. ..................      7,692        155,609
Office Depot Inc. ...............     17,400        322,596(a)
Omnicom Group Inc. ..............     11,100        991,785
RadioShack Corp. ................     11,056        332,786
Reebok International Ltd. .......      3,030         80,295(a)
Robert Half International Inc. ..     10,900        291,030(a)
Safeway Inc. ....................     30,700      1,281,725(a)
Sears Roebuck & Co. .............     19,945        950,180
Snap-on Inc. ....................      3,609        121,479
Staples Inc. ....................     27,200        508,640(a)
Starbucks Corp. .................     23,500        447,675(a)
Starwood Hotels & Resorts
   Worldwide Inc. ...............     12,200        364,170
Target Corp. ....................     55,152      2,263,990
The Interpublic Group of Cos.
   Inc. .........................     22,230        656,674

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

The Kroger Co. ..................     48,730  $   1,016,995(a)
The Stanley Works ...............      4,926        229,404
The Walt Disney Co. .............    125,837      2,607,343
Tiffany & Co. ...................      8,400        264,348
TJX Cos. Inc. ...................     17,140        683,200
TMP Worldwide Inc. ..............      6,800        291,720(a)
Toys 'R Us Inc. .................     11,935        247,532(a)
Tribune Co. .....................     18,518        693,129
Tricon Global Restaurants Inc. ..      8,911        438,421(a)
TRW Inc. ........................      7,895        292,431
Tupperware Corp. ................      3,128         60,214
Univision Communications Inc.
   (Class A) ....................     12,900        521,934(a)
VF Corp. ........................      6,702        261,445
Viacom Inc. (Class B) ...........    107,807      4,759,679(a)
Visteon Corp. ...................      7,186        108,078
Wal-Mart Stores Inc. ............    270,624     15,574,411
Walgreen Co. ....................     61,100      2,056,626
Wendy's International Inc. ......      6,331        184,675
Whirlpool Corp. .................      4,109        301,313
Winn Dixie Stores Inc. ..........      8,440        120,270
                                                 92,178,935

CONSUMER - STABLE -- 21.3%

Abbott Laboratories .............     93,596      5,217,977(h)
Adolph Coors Co. (Class B) ......      2,065        110,271
Aetna Inc. ......................      8,652        285,430
Alberto-Culver Co. (Class B) ....      3,133        140,170
Allergan Inc. ...................      7,752        581,788
American Home Products Corp. ....     79,754      4,893,705(h)
AmerisourceBergen Corp. .........      6,271        398,522
Amgen Inc. ......................     63,092      3,560,913(a,h)
Anheuser-Busch Cos. Inc. ........     54,408      2,459,786(h)
Applera Corp. - Applied
   Biosystems Group .............     12,900        506,583
Archer-Daniels Midland Co. ......     39,386        565,189
Avon Products Inc. ..............     14,664        681,876
Ball Corp. ......................      1,954        138,148
Bard (C.R.) Inc. ................      2,851        183,890
Bausch & Lomb Inc. ..............      3,128        117,801
Baxter International Inc. .......     35,648      1,911,802
Becton Dickinson & Co. ..........     16,070        532,721
Bemis Co. Inc. ..................      2,881        141,688
Biogen Inc. .....................      8,800        504,680(a)
Biomet Inc. .....................     15,915        491,774
Boston Scientific Corp. .........     24,088        581,003(a)
Bristol-Myers Squibb Co. ........    117,608      5,998,008(h)
Brown-Forman Corp. (Class B) ....      3,929        245,955
Campbell Soup Co. ...............     24,276        725,124
Cardinal Health Inc. ............     27,201      1,758,817
Chiron Corp. ....................     11,800        517,312(a)
CIGNA Corp. .....................      8,963        830,422
Clorox Co. ......................     14,284        564,932
Coca-Cola Enterprises Inc. ......     27,400        518,956
Colgate-Palmolive Co. ...........     34,072      1,967,658
Conagra Inc. ....................     33,168        788,403
Eli Lilly & Co. .................     67,916      5,334,123
Forest Laboratories Inc. ........     10,600        868,670(a)
General Mills Inc. ..............     22,322      1,160,967

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Genzyme Corp. ...................     12,600  $     754,236(a)
Guidant Corp. ...................     18,524        922,495(a)
HCA-The Healthcare Corp. ........     31,123      1,199,480
Health Management Associates Inc.
   (Class A) ....................     14,600        268,640(a)
Healthsouth Corp. ...............     22,936        339,912(a)
Heinz (H.J.) Co. ................     20,997        863,397
Hershey Foods Corp. .............      8,092        547,828
Humana Inc. .....................     10,727        126,471(a)
Immunex Corp. ...................     32,000        886,720(a)
IMS Health Inc. .................     17,684        345,015
International Flavors &
   Fragrances ...................      5,547        164,801
Johnson & Johnson ...............    185,593     10,968,546
Kellogg Co. .....................     24,790        746,179
Kimberly-Clark Corp. ............     32,136      1,921,733
King Pharmaceuticals Inc. .......     15,033        633,340(a)
Manor Care Inc. .................      6,037        143,137(a)
McKesson HBOC Inc. ..............     17,061        638,081
MedImmune Inc. ..................     12,600        584,010(a)
Medtronic Inc. ..................     73,332      3,755,332
Merck & Co. Inc. ................    137,550      8,087,940
Pactiv Corp. ....................      9,448        167,702(a)
PepsiCo Inc. ....................    106,774      5,198,826
Pfizer Inc. .....................    381,498     15,202,695
Pharmacia Corp. .................     78,857      3,363,251
Philip Morris Cos. Inc. .........    131,079      6,009,972
Procter & Gamble Co. ............     78,188      6,187,016
Quintiles Transnational Corp. ...      6,800        109,140(a)
Sara Lee Corp. ..................     47,157      1,048,300
Schering Plough Corp. ...........     88,758      3,178,424(h)
St. Jude Medical Inc. ...........      5,123        397,801(a)
Stryker Corp. ...................     11,900        694,603
Supervalu Inc. ..................      8,700        192,444
Sysco Corp. .....................     41,344      1,084,040
Temple-Inland Inc. ..............      2,726        154,646
Tenet Healthcare Corp. ..........     19,697      1,156,608(a)
The Coca-Cola Co. ...............    150,451      7,093,765(h)
The Gillette Co. ................     63,366      2,116,424
The Pepsi Bottling Group Inc. ...     17,200        404,200
Unilever N.V. ...................     34,335      1,978,039
UnitedHealth Group Inc. .........     19,094      1,351,282
UST Inc. ........................     10,379        363,265
Watson Pharmaceuticals Inc. .....      6,200        194,618(a)
Wellpoint Health Networks Inc.
   (Class A) ....................      3,900        455,715(a)
Wrigley (W.M.) Junior Co. .......     13,668        702,125
Zimmer Holdings Inc. ............     11,800        360,372(a)
                                                138,347,630

ENERGY -- 6.2%

Amerada Hess Corp. ..............      5,690        355,625(h)
Anadarko Petroleum Corp. ........     15,528        882,767
Apache Corp. ....................      8,580        427,970
Ashland Oil Inc. ................      4,207        193,859
Baker Hughes Inc. ...............     19,950        727,577
Burlington Resources Inc. .......     13,241        497,067
ChevronTexaco Corp. .............     64,516      5,781,279
Conoco Inc. (Class B) ...........     38,005      1,075,542
Devon Energy Corp. ..............      7,996        309,045

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

EOG Resources Inc. ..............      6,800 $      265,948
ExxonMobil Corp. ................    415,124     16,314,373
Halliburton Co. .................     25,560        334,836
Kerr-McGee Corp. ................      6,001        328,855
Nabors Industries Inc. ..........      9,200        315,836(a)
Noble Drilling Corp. ............      8,000        272,320(a)
Occidental Petroleum Corp. ......     22,110        586,578
Phillips Petroleum Co. ..........     23,009      1,386,522
Rowan Cos. Inc. .................      5,677        109,963(a)
Royal Dutch Petroleum Co. ADR ...    129,716      6,358,678
Schlumberger Ltd. ...............     34,454      1,893,247
Sunoco Inc. .....................      4,988        186,252
Transocean Sedco Forex Inc. .....     19,266        651,576
Unocal Corp. ....................     14,738        531,600
USX-Marathon Group ..............     18,692        560,760
                                                 40,348,075

FINANCIAL -- 17.4%

AFLAC Inc. ......................     31,400        771,184
AMBAC Financial Group Inc. ......      6,300        364,518
American Express Co. ............     81,322      2,902,382(h)
American International Group Inc.    158,609     12,593,555(h)
AmSouth Bancorp. ................     22,550        426,195
Aon Corp. .......................     15,736        558,943
Bank of America Corp. ...........     95,140      5,989,063
Bank One Corp. ..................     70,227      2,742,364(h)
BB&T Corp. ......................     26,700        964,137
Bear Stearns Cos. Inc. ..........      5,969        350,022
Capital One Financial Corp. .....     13,300        717,535
Charles Schwab Corp. ............     83,811      1,296,556
Charter One Financial Inc. ......     13,450        365,168
Chubb Corp. .....................     10,597        731,193
Cincinnati Financial Corp. ......      9,400        358,610
Citigroup Inc. ..................    312,276     15,763,693(h)
Comerica Inc. ...................     10,556        604,859
Conseco Inc.                          19,484         86,899(a)
Countrywide Credit Industries
   Inc. .........................      7,400        303,178
Equity Office Properties Trust ..     25,700        773,056
Equity Residential Properties
   Trust ........................     15,900        456,489
Fannie Mae ......................     60,476      4,807,842
Fifth Third Bancorp .............     34,716      2,129,132
FleetBoston Financial Corp. .....     63,222      2,307,603
Franklin Resources Inc. .........     16,200        571,374
Freddie Mac .....................     42,365      2,770,671
Golden West Financial Corp. .....      9,665        568,785
Hartford Financial Services
   Group Inc. ...................     15,104        948,984
Household International Inc. ....     28,211      1,634,545
Huntington Bancshares Inc. ......     14,434        248,120
J.P. Morgan Chase & Co. .........    120,237      4,370,615(h)
Jefferson-Pilot Corp. ...........      9,123        422,121
John Hancock Financial Services
   Inc. .........................     18,700        772,310
KeyCorp .........................     26,428        643,258
Lehman Brothers Holdings Inc. ...     14,900        995,320
Lincoln National Corp. ..........     11,712        568,852
Loews Corp. .....................     12,032        666,332
Marsh & McLennan Cos. Inc. ......     16,554      1,778,727
MBIA Inc. .......................      8,835        473,821
MBNA Corp. ......................     51,174      1,801,325


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Mellon Financial Corp. ..........     28,828  $   1,084,509
Merrill Lynch & Co. Inc. ........     51,634      2,691,164
MetLife Inc. ....................     45,400      1,438,272
MGIC Investment Corp. ...........      6,259        386,306
Morgan Stanley, Dean Witter & Co.     66,996      3,747,756
National City Corp. .............     36,064      1,054,511
Northern Trust Corp. ............     13,300        800,926
PNC Financial Services Group ....     17,308        972,710
Progressive Corp. ...............      4,400        656,920
Providian Financial Corp. .......     17,394         61,749
Regions Financial Corp. .........     13,500        404,190
SAFECO Corp. ....................      7,381        229,918
SouthTrust Corp. ................     20,100        495,867
St. Paul Cos. Inc. ..............     13,080        575,128
State Street Corp. ..............     19,600      1,024,100(e)
Stilwell Financial Inc. .........     13,800        375,636
Suntrust Banks Inc. .............     17,429      1,092,798
Synovus Financial Corp. .........     17,650        442,133
T. Rowe Price Group Inc. ........      7,600        263,948
The Allstate Corp. ..............     43,876      1,478,621(h)
The Bank of New York Co. Inc. ...     44,510      1,816,008(h)
Torchmark Corp. .................      7,300        287,109
U.S. Bancorp ....................    119,099      2,492,742
Union Planters Corp. ............      8,100        365,553
UnumProvident Corp. .............     14,889        394,707
USA Education Inc. ..............      9,700        814,994
Wachovia Corp. ..................     82,280      2,580,301
Washington Mutual Inc. ..........     53,077      1,735,618
Wells Fargo & Co. ...............    103,418      4,493,512
XL Capital Ltd. (Class A) .......      8,100        740,016
Zions Bancorporation ............      5,600        294,448
                                                112,891,506

TECHNOLOGY -- 18.3%

ADC Telecommunications Inc. .....     46,400        213,440(a,h)
Adobe Systems Inc. ..............     14,392        446,872(h)
Advanced Micro Devices Inc. .....     21,574        342,164(a,h)
Agilent Technologies Inc. .......     27,207        775,671(a)
Altera Corp. ....................     23,900        507,158(a)
Analog Devices Inc. .............     21,800        967,702(a)
Andrew Corp. ....................      4,456         97,542(a)
Apple Computer ..................     21,120        462,528(a)
Applied Materials Inc. ..........     49,400      1,980,940(a,h)
Applied Micro Circuits Corp. ....     18,100        204,892(a)
Autodesk Inc. ...................      3,512        130,892
Automatic Data Processing Inc. ..     37,918      2,233,370
Avaya Inc. ......................     16,401        199,272(a)
BMC Software Inc. ...............     15,100        247,187(a)
Broadcom Corp. (Class A) ........     16,000        653,920(a)
CIENA Corp. .....................     20,000        286,200(a)
Cisco Systems Inc. ..............    445,604      8,069,888(a,h)
Citrix Systems Inc. .............     11,900        269,654(a)
Compaq Computer Corp. ...........    101,405        989,713
Computer Associates
   International Inc. ...........     34,881      1,203,046
Computer Sciences Corp. .........     10,182        498,714(a)
Compuware Corp. .................     23,400        275,886(a)
Comverse Technology Inc. ........     11,900        266,203(a)
Concord EFS Inc. ................     31,000      1,016,180(a)

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Conexant Systems Inc. ...........     16,000   $    229,760(a)
Convergys Corp. .................     10,700        401,143(a)
Corning Inc. ....................     57,939        516,816
Dell Computer Corp. .............    157,248      4,274,001(a,h)
Electronic Data Systems Corp. ...     29,000      1,987,950
EMC Corp. .......................    133,014      1,787,708(a)
Equifax Inc. ....................      9,100        219,765
First Data Corp. ................     23,581      1,849,929
Fiserv Inc. .....................     11,250        476,100(a)
Gateway Inc. ....................     19,200        154,368(a)
Hewlett-Packard Co. .............    116,882      2,400,756
Imagistics International Inc. ...          1              7(a)
Intel Corp. .....................    407,108     12,803,547
International Business
   Machines Corp. ...............    104,230     12,607,661
Intuit Inc. .....................     12,800        547,584(a)
Jabil Circuit Inc. ..............     11,400        259,008(a)
JDS Uniphase Corp. ..............     80,100        695,268(a)
KLA-Tencor Corp. ................     11,100        550,116(a)
Lexmark International Inc.
   (Class A) ....................      7,600        448,400(a)
Linear Technology Corp. .........     19,300        753,472
LSI Logic Corp. .................     22,692        358,080(a)
Lucent Technologies Inc. ........    205,118      1,290,192(h)
Maxim Integrated Products Inc. ..     19,900      1,044,949(a)
Mercury Interactive Corp. .......      4,900        166,502(a)
Micron Technology Inc. ..........     35,854      1,111,474(a)
Microsoft Corp. .................    326,756     21,647,585(a,h)
Motorola Inc. ...................    136,050      2,043,471
National Semiconductor Corp. ....     10,183        313,535(a)
NCR Corp. .......................      5,800        213,788(a)
Network Appliance Inc. ..........     19,500        426,465(a)
Nortel Networks Corp. ...........    192,824      1,446,180
Novell Inc. .....................     25,466        116,889(a)
Novellus Systems Inc. ...........      8,700        343,215(a)
NVIDIA Corp. ....................      9,000        602,100(a)
Oracle Corp. ....................    339,932      4,694,461(a)
Palm Inc. .......................     33,992        131,889(a)
Parametric Technology Corp. .....     17,606        137,503(a)
Paychex Inc. ....................     22,325        778,026
PeopleSoft Inc. .................     18,000        723,600(a)
PerkinElmer Inc. ................      7,810        273,506
Pitney Bowes Inc. ...............     14,632        550,309
PMC-Sierra Inc. .................      9,900        210,474(a)
QLogic Corp. ....................      5,700        253,707(a)
QUALCOMM Inc. ...................     46,000      2,323,000(a)
Sabre Holdings Corp. ............      8,308        351,844(a)
Sanmina-SCI Corp. ...............     31,500        626,850(a)
Sapient Corp. ...................      7,100         54,812(a)
Scientific-Atlanta Inc. .........      9,806        234,756
Siebel Systems Inc. .............     28,100        786,238(a)
Solectron Corp. .................     48,500        547,080(a)
Sun Microsystems Inc. ...........    195,760      2,407,848(a)
Symbol Technologies Inc. ........     13,050        207,234
Tektronix Inc. ..................      5,676        146,327(a)
Tellabs Inc. ....................     25,152        376,274(a)
Teradyne Inc. ...................     10,300        310,442(a)
Texas Instruments Inc. ..........    104,536      2,927,008
Unisys Corp. ....................     18,209        228,341(a)
VERITAS Software Corp. ..........     24,100      1,080,403(a)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Vitesse Semiconductor Corp. .....     11,800  $     146,674(a)
Waters Corp. ....................      7,800        302,094(a)
Xerox Corp. .....................     43,990        458,376
Xilinx Inc. .....................     20,200        788,810(a)
Yahoo! Inc. .....................     34,200        606,708(a)
                                                119,091,412

TRANSPORTATION -- 0.7%

AMR Corp. .......................      9,414        208,708(a,h)
Burlington Northern Santa Fe
   Corp. ........................    23,8496         80,412
CSX Corp. .......................     13,138        460,487
Delta Air Lines Inc. ............      7,282        213,071
FedEx Corp. .....................     18,360        952,517(a)
Norfolk Southern Corp. ..........     22,701        416,109
Ryder System Inc. ...............      3,231         71,567
Southwest Airlines Co. ..........     46,349        856,530
U.S. Airways Group Inc. .........      3,807         24,136(a)
Union Pacific Corp. .............     15,054        858,078
                                                  4,741,615

UTILITIES -- 8.4%

Allegheny Energy Inc. ...........      7,800        282,516
Alltel Corp. ....................     18,994      1,172,500
Ameren Corp. ....................      8,142        344,407
American Electric Power Inc. ....     19,225        836,864(h)
AT&T Corp. ......................    213,997      3,881,906(h)
AT&T Wireless Services Inc. .....    152,649      2,193,566(a)
Bellsouth Corp. .................    113,298      4,322,319(h)
Calpine Corp. ...................     18,100        303,899(a)
CenturyTel Inc. .................      8,050        264,040
CINergy Corp. ...................      9,353        312,671
Citizens Communications Co. .....     16,000        170,560(a)
CMS Energy Corp. ................      7,700        185,031
Consolidated Edison Inc. ........     13,107        528,998
Constellation Energy Group Inc. .     10,103        268,235
Dominion Resources Inc. .........     15,818        950,662
DTE Energy Co. ..................      9,766        409,586
Duke Energy Corp. ...............     46,932      1,842,550
Dynegy Inc. (Class A) ...........     22,000        561,000
Edison International ............     19,542        295,084
El Paso Corp. ...................     30,682      1,368,724
Entergy Corp. ...................     13,347        522,001
Exelon Corp. ....................     19,563        936,676
FirstEnergy Corp. ...............     18,520        647,830
FPL Group Inc. ..................     10,731        605,228
KeySpan Corp. ...................      8,600        297,990
Kinder Morgan Inc. ..............      7,000        389,830
Mirant Corp. ....................     25,405        406,988(a)
Nextel Communications Inc.
   (Class A) ....................     45,700        500,872(a)
Niagara Mohawk Holdings Inc. ....     10,554        187,122(a)
Nicor Inc. ......................      2,743        114,218
NiSource Inc. ...................     12,315        283,984
Peoples Energy Corp. ............      2,121         80,449
PG&E Corp. ......................     23,354        449,331
Pinnacle West Capital Corp. .....      5,100        213,435



                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

PPL Corp. .......................      9,222  $     321,387
Progress Energy Inc. ............     13,156        592,415
Public Service Enterprise Group .     12,959        546,740
Qwest Communications
    International Inc. ..........    101,648      1,436,286
Reliant Energy Inc. .............     18,518        491,097
SBC Communications Inc. .........    203,669      7,977,715
Sempra Energy ...................     11,675        286,621
Southern Co. ....................     42,758      1,083,915
Sprint Corp. (FON Group) ........     53,152      1,067,292
Sprint Corp. (PCS Group) ........     59,626      1,455,471(a)
TECO Energy Inc. ................      8,100        212,544
The AES Corp. ...................     32,000        523,200(a)
TXU Corp. .......................     15,686        739,595
Verizon Communications ..........    164,886      7,825,490
Williams Cos. Inc. ..............     31,386        800,971
WorldCom Inc. - WorldCom Group ..    178,432      2,512,323(a)
Xcel Energy Inc. ................     20,680        573,663
                                                 54,577,797

TOTAL INVESTMENTS IN SECURITIES
   (COST $673,512,291) ..........               634,476,828



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund ..  1,499,293      1,499,293(n)
Money Market Obligations Trust ..  1,789,177      1,789,177
Short Term Investment Co. ....... 12,524,685     12,524,685

                                  PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT -- 0.2%

U.S. Treasury Bills
   1.70%    03/14/02 ............ $1,325,000      1,320,707

TOTAL SHORT-TERM INVESTMENTS
   (COST $17,133,862) ...........                17,133,862

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.2)% ...................                (1,441,323)
                                               ------------

NET ASSETS -- 100%                             $650,169,367
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at December 31, 2001:

                              NUMBER     CURRENT
               EXPIRATION       OF      NOTIONAL    UNREALIZED
DESCRIPTION       DATE       CONTRACTS    VALUE    APPRECIATION
--------------------------------------------------------------------------------
S&P 500        March 2002       54     $15,514,200    $417,150


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
  Q&A


Q.  HOW DID THE PREMIER GROWTH EQUITY FUND
    PERFORM COMPARED TO ITS BENCHMARK AND
    LIPPER PEER GROUP DURING THE YEAR ENDED
    DECEMBER 31, 2001?

A. The Premier Growth Equity Fund declined 9.14% during the year ended December 31, 2001. While negative, it still represented better performance over the one-year period than our benchmark the S&P 500 Index, which declined 11.91%, and our Lipper peer group of 741 Multi-Cap Core annuity funds, which lost an average of 13.68%.

Q.  WHAT WERE THE FACTORS THAT DROVE PERFORMANCE?

A. The Fund holds approximately 35 stocks in the portfolio, and the performance is largely driven by the price action among its largest holdings. Looking at the performance of the S&P 500, the worst performing sectors were technology and utilities stocks. Technology declined 25%, and utilities declined 19%. The Fund, with its growth focus, doesn't own utilities, so that worked to our advantage. In the technology sector, our holdings actually had generated a positive return for the year, driven by the performance of computer service stocks.

Q.  WHAT INDIVIDUAL STOCKS OR GROUPS OF STOCKS AFFECTED PERFORMANCE?

A. Some of our best and worst stocks came from the technology sector. On the plus side, Dell Computer and Microsoft were both up over 50% last year. On the down side, Cisco declined 53% and EMC (computer storage) was down 79%. Overall, technology hardware companies were laggards, but fortunately, we had only a limited exposure to that sector. In healthcare, drug distributor Cardinal Health and home healthcare company Lincare were both strong performers. Two dental product manufacturers, Dentsply and Sybron Dental were up over 20%. Overall, healthcare was a positive contributor to Fund performance. On the downside, our media holdings, Comcast, NTL, and Interpublic Group all lagged the market. First Data was a big help to performance, with a 49% rise in price last year. First Data remains a large holding in the portfolio.

Q.  WHAT IS THE OUTLOOK FOR THE FUND IN THE NEW YEAR?

A. We think this year will see the same phenomenon of winners and losers in each sector, and stock selection will be the key to outperforming the averages. We see the economy recovering, corporate earnings rebounding, and the possibility of a modest rise in stock prices, following two years of declines. We stress a modest possible rise in stock prices because valuation levels are still quite high.

    Presently, the Fund is overweight in healthcare, technology, and media stocks. We are underweight in basic materials, utilities, and energy issues. The focus remains the same; high quality, above-average growth stocks, at a reasonable valuation should drive performance over the long term.

                                                      PREMIER GROWTH EQUITY FUND
-------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

             Premier Growth Equity Fund    S&P 500     S&P 500/BARRA Growth
12/12/97              $10,000              $10,000          $10,000
12/97                  10,346               10,168           10,118
6/98                   12,193               11,972           12,453
12/98                  14,125               13,087           14,397
6/99                   16,968               14,691           15,974
12/99                  19,247               15,844           18,506
6/00                   19,145               15,772           18,990
12/00                  18,241               14,389           14,426
6/01                   17,172               13,427           12,841
12/01                  16,574               12,675           12,592


           Premier Growth Equity Fund (ending value $16,574)
           S&P 500 (ending value $12,675)
           S&P 500/BARRA Growth (ending value $12,592)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                       ONE          SINCE
                                      YEAR        INCEPTION
--------------------------------------------------------------------------------
Premier Growth Equity Fund             -9.14%        13.27%
--------------------------------------------------------------------------------
S&P 500                               -11.91%         5.98%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth                  -12.71%         5.81%
--------------------------------------------------------------------------------
Lipper peer group average*            -13.68%         N/A
--------------------------------------------------------------------------------
Inception date                      12/12/97
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in a limited number of equity securities of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.



TOP TEN HOLDINGS
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Home Depot Inc.                                      3.66%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       3.62%
--------------------------------------------------------------------------------
  First Data Corp.                                     3.59%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      3.30%
--------------------------------------------------------------------------------
  Vodafone Group PLC ADR                               3.17%
--------------------------------------------------------------------------------
  Liberty Media Corp. (Class A)                        3.04%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 2.96%
--------------------------------------------------------------------------------
  Comcast Corp. (Class A)                              2.94%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          2.94%
--------------------------------------------------------------------------------
  Automatic Data Processing Inc.                       2.93%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $124,255 (in thousands)

Pie graph omitted--plot points as follows:

Technology 26.5%
Short Term 19.6%
Consumer - Stable 16.6%
Consumer - Cyclical 16.3%
Financial  8.8%
Capital Goods 5.2%
Energy 3.8%
Utilities 3.2%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MULTI CAP CORE PEER GROUP CONSISTING OF 741 UNDERLYING ANNUITY FUNDS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------


                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.8%
--------------------------------------------------------------------------------


CAPITAL GOODS -- 6.2%

Dover Corp. .....................     84,147  $   3,119,329
Molex Inc. (Class A) ............    123,746      3,347,329(l)
                                                  6,466,658

CONSUMER - CYCLICAL -- 19.5%

Carnival Corp. ..................    123,746      3,474,788(l)
Catalina Marketing Corp. ........     74,247      2,576,371(a)
Comcast Corp. (Class A) .........    101,471      3,652,956(a,l)
Home Depot Inc. .................     89,097      4,544,838
Liberty Media Corp. (Class A) ...    269,765      3,776,710(a,h)
NTL Inc. ........................    128,695        120,973(a,l)
The Interpublic Group of Cos.
   Inc. .........................     71,772      2,120,145   (l)
                                                 20,266,781

CONSUMER - STABLE -- 19.8%

Apogent Technologies Inc. .......    111,371      2,873,372(a,l)
Cardinal Health Inc. ............     56,923      3,680,641
DENTSPLY International Inc. .....     37,124      1,863,625
IMS Health Inc. .................     54,448      1,062,281
Lincare Holdings Inc. ...........    108,896      3,119,870(a)
Merck & Co. Inc. ................     47,023      2,764,952
Pfizer Inc. .....................     91,572      3,649,144
The Gillette Co. ................     47,023      1,570,568
                                                 20,584,453

ENERGY -- 4.5%

Baker Hughes Inc. ...............     69,298      2,527,298
Schlumberger Ltd. ...............     39,599      2,175,965
                                                  4,703,263

FINANCIAL -- 10.4%

AFLAC Inc. ......................    123,746      3,039,202(h)
American International Group Inc.     42,074      3,340,676(l)
Citigroup Inc. ..................     89,097      4,497,616
                                                 10,877,494

TECHNOLOGY -- 31.6%

Applied Materials Inc. ..........     64,348      2,580,355(a)
Automatic Data Processing Inc. ..     61,873      3,644,320(l)
Certegy Inc. ....................     58,160      1,990,235(a)
Cisco Systems Inc. ..............    146,020      2,644,422(a,h)
Dell Computer Corp. .............    116,321      3,161,605(a)
EMC Corp. .......................     56,923        765,045(a,l)
Equifax Inc. ....................    116,321      2,809,152
First Data Corp. ................     56,923      4,465,609
Intel Corp. .....................     79,197      2,490,746

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Intuit Inc. .....................     84,147  $   3,599,809(a)
Microsoft Corp. .................     61,873      4,099,086(a)
Texas Instruments Inc. ..........     24,749        692,972
                                                 32,943,356

UTILITIES -- 3.8%

Vodafone Group PLC ADR ..........    153,445      3,940,468(h,l)

TOTAL INVESTMENTS IN SECURITIES
   (COST $107,026,084) ..........                99,782,473



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 23.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund ..     4,225,460   4,225,460(n)

State Street Navigator Securities
   Lending Prime Portfolio ......   20,246,939   20,246,939(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $24,472,399) ...........                24,472,399


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (19.3)% ..................               (20,069,562)
                                               ------------

NET ASSETS -- 100% ...............             $104,185,310
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following long futures contracts open at December 31, 2001:

                              NUMBER      CURRENT
                 EXPIRATION     OF       NOTIONAL   UNREALIZED
DESCRIPTION         DATE     CONTRACTS     VALUE   APPRECIATION
--------------------------------------------------------------------------------
S&P 500          March 2002      1       $287,300       $375


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------
  Q&A


Q.  HOW DID THE VALUE EQUITY FUND PERFORM
    COMPARED TO ITS BENCHMARK DURING THE
    YEAR ENDED DECEMBER 31, 2001?

A. The Value Equity Fund declined 8.75% during the year ended December 31, 2001, while the Russell 1000 Value Index fell 5.63% during the same period.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK
    FOR THE YEAR ENDED DECEMBER 31, 2001?

A. The Fund's underperformance was driven by the fact that pharmaceutical stocks dropped, as those companies reported disappointing earnings results. Energy stocks also declined as oil prices fell, and we avoided what turned out to be some strong positions in the financial services sector.

Q.  WHICH STOCKS HAVE PERFORMED WELL?
    WHICH HAVE NOT PERFORMED WELL?

A. The holdings that benefited the Fund's performance the most were Microsoft, Lowes, First Data, Target, Dell, Johnson & Johnson and Wal-Mart. On the other hand, large positions in Merck, Nabors and Pharmacia hurt us, as did being underweight in AT&T and not owning other stocks that outshined the market as a whole.

Q.  HOW HAS THE VOLATILITY IN THE MARKET AFFECTED
    THE FUND?

A. Despite short-term interest rate cuts by the Federal Reserve, the market has continued to be volatile, as U.S. economic growth slowed and corporate earnings deteriorated. In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the volatility in the market as an opportunity to buy or sell those stocks that become respectively undervalued or overvalued relative to the market, to their peers and/or to their earnings growth rate.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We continue to expect the stock market to be volatile. We maintain our focus on fundamental research and stock selection and plan to maintain the valuation discipline that has rewarded us over the years. We remain focused on finding under-appreciated stocks that offer attractive investment potential over the next three to four years. We believe the portfolio is positioned for solid relative performance in this environment.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

             Value Equity Fund    Russell 1000 Value     S&P 500/BARRA Value
4/28/00           10,000               10,000                  10,000
6/00               9,970                9,632                   9,630
9/00              10,000               10,398                  10,480
12/00              9,979               10,771                  10,646
3/01               9,215               10,140                   9,951
6/01               9,486               10,630                  10,385
9/01               8,401                9,467                   8,707
12/01              9,105               10,165                   9,401

           Value Equity Fund (ending value $9,105)
           Russell 1000 Value (ending value $10,165)
           S&P 500/BARRA Value (ending value $9,401)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                       ONE          SINCE
                                      YEAR        INCEPTION
--------------------------------------------------------------------------------
Value Equity Fund                      -8.75%        -5.43%
--------------------------------------------------------------------------------
Russell 1000 Value                     -5.63%         0.99%
--------------------------------------------------------------------------------
S&P 500/BARRA Value                   -11.70%        -3.64%
--------------------------------------------------------------------------------
Inception date                       4/28/00
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


TOP TEN HOLDINGS
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                       3.37%
--------------------------------------------------------------------------------
  ExxonMobil Corp.                                     2.86%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      2.51%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    2.15%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                                     1.75%
--------------------------------------------------------------------------------
  SPDR Trust                                           1.66%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.                                 1.61%
--------------------------------------------------------------------------------
  Verizon Communications                               1.50%
--------------------------------------------------------------------------------
  Fannie Mae                                           1.49%
--------------------------------------------------------------------------------
  Bank of America Corp.                                1.47%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $21,859 (in thousands)

Pie graph omitted--plot points as follows:

Short Term 19.8%
Financial  17.1%
Consumer- Stable 16.1%
Technology 11.0%
Energy 8.7%
Utilities 7.8%
Consumer - Cyclical 7.2%
Capital Goods 7.0%
Basic Materials  2.7%
Miscellaneous 1.7%
Transportation 0.9%


  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.3%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 3.3%

Alcoa Inc. ......................      1,888  $      67,118
Barrick Gold Corp. ..............      5,517         87,996
Bowater Inc. ....................      1,327         63,298
Rayonier Inc. ...................        821         41,436
Rohm & Haas Co. .................      1,393         48,240(l)
Sigma-Aldrich Corp. .............        399         15,725
The Dow Chemical Co. ............      1,531         51,717
Weyerhaeuser Co. ................      4,144        224,107(l)
                                                    599,637

CAPITAL GOODS -- 8.4%

Deere & Co. .....................        459         20,040
Dover Corp. .....................      1,888         69,988
Eaton Corp. .....................        878         65,332
Emerson Electric Co. ............      3,877        221,377(l)
General Dynamics Corp. ..........      2,603        207,303
Honeywell International Inc. ....        893         30,201
Lockheed Martin Corp. ...........        831         38,783
Minnesota Mining &
   Manufacturing Co. ............      1,819        215,024
Molex Inc. (Class A) ............      3,042         82,286(l)
Northrop Grumman Corp. ..........        766         77,220(l)
The Boeing Co. ..................      1,480         57,394
Tyco International Ltd. .........      3,624        213,454(l)
United Technologies Corp. .......      3,676        237,580
                                                  1,535,982

CONSUMER - CYCLICAL -- 8.7%

Albertson's Inc. ................      1,048         33,002(l)
Comcast Corp. (Class A) .........      2,776         99,936(a,l)
Costco Wholesale Corp. ..........        580         25,740(a)
Delphi Automotive Systems Corp. .      1,413         19,302
Federated Department Stores Inc.       1,256         51,370(a)
Gannett Co. Inc. ................      1,174         78,928
H&R Block Inc. ..................        415         18,550(l)
Home Depot Inc. .................      1,972        100,592
Liberty Media Corp. (Class A) ...      6,625         92,750(a)
Lowes Cos. Inc. .................      3,726        172,924(l)
Omnicom Group Inc. ..............        389         34,757
Safeway Inc. ....................      1,990         83,082(a)
Target Corp. ....................      6,635        272,367
The Walt Disney Co. .............      3,573         74,033
Viacom Inc. (Class B) ...........      1,541         68,035(a,l)
Wal-Mart Stores Inc. ............      6,124        352,436(l)
                                                  1,577,804

CONSUMER - STABLE -- 19.3%

Abbott Laboratories .............        439         24,474
American Home Products Corp. ....      1,276         78,295

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Anheuser Busch Cos. Inc. ........      3,419   $    154,573
Avon Products Inc. ..............      2,194        102,021
Baxter International Inc. .......      1,608         86,237
Bristol-Myers Squibb Co. ........      3,063        156,213
Cardinal Health Inc. ............      4,805        310,691
Colgate-Palmolive Co. ...........        929         53,650
Eli Lilly & Co. .................      1,899        149,147(l)
General Mills Inc. ..............      1,848         96,115(l)
Heinz (H.J.) Co. ................      1,145         47,082
Hershey Foods Corp. .............        658         44,547
IMS Health Inc. .................      1,546         30,162
Johnson & Johnson ...............      7,946        469,609(l)
Kimberly Clark Corp. ............      2,807        167,859
Medtronic Inc. ..................        902         46,191(l)
Merck & Co. Inc. ................      6,507        382,612
Pepsico Inc. ....................      4,547        221,393
Pfizer Inc. .....................      7,911        315,253
Pharmacia Corp. .................      3,470        147,996
Philip Morris Cos. Inc. .........      2,496        114,442
Procter & Gamble Co. ............      1,735        137,291
Sysco Corp. .....................      1,450         38,019
Tenet Healthcare Corp. ..........      1,276         74,927(a)
UnitedHealth Group Inc. .........        878         62,136
                                                  3,510,935

ENERGY -- 10.5%

Baker Hughes Inc. ...............      3,971        144,822
BP p.l.c. ADR ...................      3,011        140,042
Burlington Resources Inc. .......      2,807        105,375(l)
ChevronTexaco Corp. .............      3,006        269,368(l)
Conoco Inc. (Class B) ...........      5,742        162,499
EOG Resources Inc. ..............        831         32,500(l)
ExxonMobil Corp. ................     15,898        624,791
GlobalSantaFe Corp. .............      1,095         31,229(l)
Nabors Industries Inc. ..........      3,215        110,371(a,l)
PanCanadian Energy Corp. ........      4,994        129,844(l)
Petro-Canada ....................        781         19,142(l)
Phillips Petroleum Co. ..........        604         36,397(l)
Royal Dutch Petroleum Co. ADR ...      1,342         65,785
Transocean Sedco Forex Inc. .....      1,105         37,371(l)
                                                  1,909,536

FINANCIAL -- 20.5%

American Express Co. ............      4,446        158,678(l)
American International Group Inc.      3,830        304,102(l)
Bank of America Corp. ...........      5,104        321,297
BlackRock Inc. (Class A) ........      1,480         61,716(a,l)
Chubb Corp. .....................        386         26,634
Citigroup Inc. ..................     14,586        736,301
Fannie Mae ......................      4,095        325,552
Fifth Third Bancorp .............        878         53,848(l)
FleetBoston Financial Corp. .....      4,088        149,212
Freddie Mac .....................      2,138        139,825
Goldman Sachs Group Inc. ........        393         36,451
Hartford Financial Services
   Group Inc. ...................      4,849        304,663(l)
J.P. Morgan Chase & Co. .........      2,553         92,802(l)
John Hancock Financial Services
   Inc. .........................        7072         9,199(l)
Lehman Brothers Holdings Inc. ...        817         54,576


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Lincoln National Corp. ..........      1,326  $      64,404
Marsh & McLennan Cos. Inc. ......      1,327        142,586
Morgan Stanley, Dean Witter & Co.      2,450        137,053
PNC Financial Services Group ....      2,041        114,704
The Allstate Corp. ..............      2,195         73,971
The St. Paul Cos. Inc. ..........      1,531         67,318
U.S. Bancorp ....................      1,256         26,288
Waddell & Reed Financial Inc.
   (Class A) ....................      1,056         34,003
Washington Mutual Inc. ..........      1,464         47,873(l)
Wells Fargo & Co. ...............      5,155        223,985
                                                  3,727,041

MISCELLANEOUS -- 2.0%

SPDR Trust ......................      3,183        363,594(l)

TECHNOLOGY -- 13.2%

Analog Devices Inc. .............      2,103         93,352(a,l)
Applied Materials Inc. ..........      2,807        112,561(a)
Automatic Data Processing Inc. ..      1,327         78,160
Axcelis Technologies Inc. .......      3,029         39,044(a,l)
Certegy Inc. ....................      1,786         61,117(a)
Convergys Corp. .................      1,208         45,288(a)
Dell Computer Corp. .............      3,976        108,067(a)
Electronic Data Systems Corp. ...      2,348        160,955(l)
First Data Corp. ................      3,971        311,525
Intel Corp. .....................      7,655        240,750
International Business
   Machines Corp. ...............      2,579        311,956
Intuit Inc. .....................        669         28,620(a)
Microsoft Corp. .................      8,278        548,417(a,h)
PerkinElmer Inc. ................        585         20,487(l)
Pitney Bowes Inc. ...............      1,679         63,147
Sun Microsystems Inc. ...........      3,136         38,573(a)
Texas Instruments Inc. ..........      3,777        105,756
Unisys Corp. ....................      2,644         33,156(a)
                                                  2,400,931

TRANSPORTATION -- 1.1%

Burlington Northern Santa Fe
   Corp. ........................      4,517        128,870
CP Railway Ltd. .................      1,323         25,799
Union Pacific Corp. .............        725         41,325(l)
                                                    195,994

UTILITIES -- 9.3%

AT&T Corp. ......................      6,380        115,733
Constellation Energy Group Inc. .      2,649         70,331(l)
Dominion Resources Inc. .........      2,960        177,896(l)
Duke Energy Corp. ...............      5,736        225,195(l)
Entergy Corp. ...................      1,546         60,464
Exelon Corp. ....................      1,684         80,630(l)
FPL Group Inc. ..................      1,853        104,509
SBC Communications Inc. .........      7,785        304,939
Sprint Corp. (FON Group) ........      3,971         79,738
Sprint Corp. (PCS Group) ........      3,159         77,111(a,l)

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Verizon Communications ..........      6,915  $     328,186
Xcel Energy Inc. ................      2,704         75,009(l)
                                                  1,699,741

TOTAL INVESTMENTS IN SECURITIES
   (COST $17,485,229) ...........                17,521,195

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 23.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund ..    765,525        765,525(n)

State Street Navigator Securities
   Lending Prime Portfolio ......  3,571,932      3,571,932(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,337,457) ............                 4,337,457


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (20.1)% ..................                (3,656,569)
                                                -----------

NET ASSETS -- 100%                              $18,202,083
                                                ===========


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


  Q&A

Q.  HOW DID THE MID-CAP VALUE EQUITY FUND
    PERFORM COMPARED TO ITS BENCHMARK AND
    LIPPER PEER GROUP DURING THE YEAR ENDED
    DECEMBER 31, 2001?

A. The Mid-Cap Value Equity Fund gained 0.33% during the year ended December 31, 2001. This exceeded the performance of our Lipper peer group of 728 Multi-Cap Value Funds, which lost an average of 0.86% in the same period. The S&P MidCap 400/BARRA Value Index returned 6.92% for the year.

Q.  WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE
    FOR THE ANNUAL PERIOD?

A. During the period, the Fund was undergoing some changes to improve its long-term positioning. That had a detrimental impact on short-term performance, as did disappointing stock selection in the consumer cyclical, financial, and energy sectors. Consumer cyclical stocks such as Interpublic Group, Liberty Media and NTL hurt the Fund's performance, as the broadcasting and advertising markets softened in response to weaker economic conditions. The market lifted financial stocks as investors shifted funds to industries positioned to benefit from short-term interest rate cuts implemented by the Federal Reserve in an effort to boost the economy. However, high stock valuations, and our concerns of potential credit deterioration, led us to maintain a reduced position in financials stocks. In addition, the weakening economy took its toll on energy stocks like Nabors Industries and Devon Energy as the demand for natural gas receded.

    The market was also focused on value stocks and defensive industries, given the weak economic environment. As a result, the Fund was positively affected by its overweight position and strong stock picks in the basic materials and capital goods sectors. Holdings such as Cabot Corp., Praxair, Jacobs Engineering Group and ITT Industries performed well during the period. Consumer stable stocks also generated positive returns for the Fund primarily due to solid stock selection. Manor Care and Tenet Healthcare enjoyed strong performance during the period. The Fund also benefited by owning only a small position in the underperforming utility sector.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY
    BEEN FOR THE FUND?

A. The focus of the Fund continues to be on investing in companies with solid earnings prospects, strong market share and superior long-term fundamentals. In addition, these stocks must be attractively valued. New companies being purchased in the Fund must be priced reasonably based on their earnings outlook in comparison to the market as a whole as well as to their relevant peer group. We believe companies with high quality management teams, superior returns, and a focus on shareholder value will produce sustainable gains over the long term.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past twelve months, we have repositioned the Fund in several areas. In the basic materials and consumer cyclical sectors we continued to take profits as these economically-sensitive stocks rallied in reaction to the Fed's aggressive interest rate cutting measures and expectations of a robust recovery. Both the financial and technology sectors have been maintained in a below-average position and the Fund has been selectively adding stocks in these sectors as valuations become more attractive. Finally, our cautious outlook during the period has caused us to add to our positions in consumer stable stocks, especially healthcare. These shifts have benefited the portfolio over the past twelve months.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that the U.S. economy will have a subdued recovery in the second half of 2002. However, the strong rally in the market at the end of 2001 has lifted economically-sensitive stocks in the consumer cyclical and technology sectors to levels that reflect a stronger recovery than we expect. As a result, we continue to be underweight in these sectors and look for better buying opportunities to increase our exposure. We also expect to remain underweight in the financial sector, as we believe these stocks already fully reflect the benefit of the Federal Reserve interest rate cuts over the past 12 months and that the most likely move by the Fed will be to raise interest rates later in the year. In addition, first signs of credit deterioration are only now beginning to affect banks. We are overweight in the capital goods sector, as we believe these stocks will benefit from an improved economy in 2002 and their valuations are still attractive.
    We also remain overweight in consumer stable stocks, specifically healthcare issues, due to positive demographic trends and reasonable valuations.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

             Mid-Cap Value     S&P MidCap
              Equity Fund    400/BARRA Value   S&P 500
5/1/97          10,000            10,000        10,000
6/97            11,450            10,930        11,181
12/97           13,256            13,149        13,086
6/98            14,975            13,855        14,219
12/98           14,142            13,777        15,555
6/99            17,393            14,570        16,629
12/99           16,583            14,099        17,852
6/00            15,869            14,592        19,459
12/00           17,958            18,031        20,983
6/01            18,343            19,389        21,194
12/01           18,016            19,279        20,862


           Mid-Cap Value Equity Fund (ending value $18,016)
           S&P MidCap 400/BARRA Value (ending value $19,279)
           S&P 500 (ending value $20,862)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                        ONE          SINCE
                                        YEAR        INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund               0.33%        13.43%
--------------------------------------------------------------------------------
S&P MidCap 400/
  BARRA Value                           6.92%        15.10%
--------------------------------------------------------------------------------
S&P 500                                -0.57%        17.07%
--------------------------------------------------------------------------------
Lipper peer group average*             -0.86%        N/A
--------------------------------------------------------------------------------
Inception date                        5/1/97
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.


TOP TEN HOLDINGS
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Hartford Financial Services Group Inc.               2.49%
--------------------------------------------------------------------------------
  Federated Department Stores Inc.                     2.41%
--------------------------------------------------------------------------------
  Phillips Petroleum Co.                               2.32%
--------------------------------------------------------------------------------
  Tenet Healthcare Corp.                               2.16%
--------------------------------------------------------------------------------
  ITT Industries Inc.                                  2.05%
--------------------------------------------------------------------------------
  Torchmark Corp.                                      2.00%
--------------------------------------------------------------------------------
  Molex Inc. (Class A)                                 1.89%
--------------------------------------------------------------------------------
  Thermo Electron Corp.                                1.88%
--------------------------------------------------------------------------------
  Rohm & Haas Co.                                      1.81%
--------------------------------------------------------------------------------
  Viad Corp.                                           1.80%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $214,093 (in thousands)

Pie graph omitted--plot points as follows:

Short Term 26.0%
Financial  18.0%
Capital Goods 13.2%
Consumer - Stable 9.9%
Consumer- Cyclical 8.6%
Energy 6.3%
Basic Materials 6.0%
Utilities 5.5%
Technology 5.1%
Transportation 1.4%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MULTI-CAP VALUE PEER GROUP CONSISTING OF 728 UNDERLYING ANNUITY FUNDS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       MID-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                           MID-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 88.4%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 7.2%

Bowater Inc. ....................     71,733  $   3,421,664
Cabot Corp. .....................     55,767      1,990,882(h)
Praxair Inc. ....................     32,606      1,801,481
Rohm & Haas Co. .................    111,946      3,876,690
Sealed Air Corp. ................     41,844      1,708,072(a,l)
                                                 12,798,789

CAPITAL GOODS -- 15.8%

ITT Industries Inc. .............     86,949      4,390,925
Jacobs Engineering Group Inc. ...     32,606      2,151,996(a)
Martin Marietta Materials Inc. ..     43,474      2,025,888(l)
Mettler-Toledo International Inc.     66,679      3,457,306(a)
Molex Inc. (Class A) ............    149,356      4,040,080(h)
Precision Castparts Corp. .......     10,869        307,049
Sherwin-Williams Co. ............    133,337      3,666,768(l)
Textron Inc. ....................     71,733      2,974,050
Thermo Electron Corp. ...........    168,463      4,019,527(a)
United Defense Industries Inc. ..     54,834      1,154,256(a,l)
                                                 28,187,845

CONSUMER - CYCLICAL -- 10.3%

Federated Department Stores Inc..    126,076      5,156,509(a)
Jones Apparel Group Inc. ........     11,802        391,472(a)
Liberty Media Corp. (Class A) ...    221,719      3,104,066(a)
The Interpublic Group of Cos.
   Inc. .........................     96,730      2,857,404(l)
The Kroger Co. ..................    147,813      3,084,857(a,h,l)
Viad Corp. ......................    163,029      3,860,527
                                                 18,454,835

CONSUMER - STABLE -- 11.8%

AmerisourceBergen Corp. .........     28,302      1,798,592(l)
Caremark Rx Inc. ................    214,633      3,500,664(a,l)
Energizer Holdings Inc. .........     66,603      1,268,787(a)
IVAX Corp. ......................     50,713      1,021,360(a)
Manor Care Inc. .................     76,080      1,803,857(a)
R.J. Reynolds Tobacco Holdings
   Inc. .........................     48,909      2,753,577(l)
Tenet Healthcare Corp. ..........     78,797      4,626,960(a,h)
Tyson Foods Inc. (Class A) ......    258,672      2,987,661(l)
Viasys Healthcare Inc. ..........     24,606        497,287(a)
Watson Pharmaceuticals Inc. .....     27,171        852,898(a)
                                                 21,111,643

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

ENERGY -- 7.5%

Devon Energy Corp. ..............     65,211  $   2,520,405(l)
ENSCO International Inc. ........     65,211      1,620,493(l)
Nabors Industries Inc. ..........     60,864      2,089,461(a)
National-Oilwell Inc. ...........     21,737        448,000(a)
Phillips Petroleum Co. ..........     82,601      4,977,536
Smith International Inc. ........      8,019        429,979(a)
Weatherford International Inc. ..     38,040      1,417,371(a,l)
                                                 13,503,245

FINANCIAL -- 21.6%

A.G. Edwards Inc. ...............      9,782        432,071
Banknorth Group Inc. ............    146,726      3,304,270
Everest Re Group Ltd. ...........     27,200      1,923,040(l)
GATX Corp. ......................     10,869        353,460(l)
Golden State Bancorp Inc. .......     91,818      2,401,041(l)
Hartford Financial Services
   Group Inc. ...................     84,775      5,326,413
J.P. Morgan Chase & Co. .........     32,606      1,185,228
M&T Bank Corp. ..................     38,040      2,771,214(l)
National Commerce Financial Corp.     45,973      1,163,117
Nationwide Financial Services
   Inc. (Class A) ...............     85,862      3,559,839
Old Republic International Corp..    108,686      3,044,295
The Bank of New York Co. Inc. ...     57,603      2,350,202(l)
Torchmark Corp. .................    108,686      4,274,620
Waddell & Reed Financial Inc.
   (Class A) ....................     97,817      3,149,707(l)
Zions Bancorporation ............     65,211      3,428,794(l)
                                                 38,667,311

TECHNOLOGY -- 6.0%

3Com Corp. ......................    130,423        832,099(a)
Atmel Corp. .....................    163,029      1,201,524(a)
Avnet Inc. ......................      3,326         84,713
Cadence Design Systems Inc. .....     54,343      1,191,199(a,l)
Computer Sciences Corp. .........     45,485      2,227,855(a)
Sanmina-SCI Corp. ...............     67,218      1,337,644(a)
TriQuint Semiconductor Inc. .....     48,909        599,624(a,l)
Unisys Corp. ....................    266,280      3,339,151(a)
                                                 10,813,809

TRANSPORTATION -- 1.7%

Burlington Northern Santa Fe
   Corp. ........................    108,686      3,100,812

UTILITIES -- 6.5%

ALLETE Inc. .....................     54,408      1,371,081
El Paso Corp. ...................     52,169      2,327,259(l)
OGE Energy Corp. ................    163,029      3,762,709(l)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

TECO Energy Inc. ................     86,949  $   2,281,542
Telephone & Data Systems Inc. ...     21,737      1,950,896
                                                 11,693,487

TOTAL INVESTMENTS IN SECURITIES
   (COST $150,217,594) ..........               158,331,776

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 31.1%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund .. 20,472,149     20,472,149(n)

State Street Navigator Securities
   Lending Prime Portfolio ...... 35,289,306     35,289,306(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $55,761,455) ...........                55,761,455


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (19.5)% ..................               (35,049,529)
                                               ------------

NET ASSETS -- 100%                             $179,043,702
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Mid-Cap Value Equity Fund had the following long futures contracts open at December 31, 2001:

                                 NUMBER    CURRENT
                   EXPIRATION      OF     NOTIONAL  UNREALIZED
DESCRIPTION           DATE      CONTRACTS   VALUE  APPRECIATION
--------------------------------------------------------------------------------
S&P MidCap 400     March 2002      11   $2,800,050    $38,025
--------------------------------------------------------------------------------


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


  Q&A

Q.  HOW DID THE SMALL-CAP VALUE EQUITY FUND
    PERFORM COMPARED TO ITS BENCHMARK AND
    LIPPER PEER GROUP FOR THE YEAR ENDED
    DECEMBER 31, 2001?

A. The Small-Cap Value Equity Fund gained 9.97% during the year ended December 31, 2001. During the same period, the Fund outperformed its benchmark, the Russell 2000 Index, which gained 2.55% and our Lipper peer group of 301 Small-Cap Value annuity funds, which returned an average of 9.11%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund's performance was primarily attributable to strong stock selection in the technology, consumer staples, and healthcare sectors. A low relative allocation in the technology sector boosted results for most of the year. Weakness in the energy sector for most of the year hampered returns.

Q.  WHAT MARKET CONDITIONS AFFECTED
    FUND PERFORMANCE?

A. The year began weakly as the economy continued to slow. With the Federal Reserve reducing short-term interest rates to help boost the economy, stock selling continued. That drove much of the market down during the year, particularly fast-growing technology stocks. Value stocks performed better. The selling climax stemming from September 11, 2001 occurred rapidly. Nothing was immune to selling, but the bottom was reached early in the fourth quarter. The sectors that fell dramatically, rebounded dramatically. As markets settled, investor interest shifted toward more economically sensitive issues, despite the fact that there was no improvement in earnings visibility.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES
    USED BY THE FUND AFFECTED PERFORMANCE?

A. Throughout the year, we emphasized investments in more defensive, demand-insensitive companies with earnings visibility and the ability to produce free cash flow. Our sector allocations have been, and will be, secondary to stock selection.

Q.  WHICH INVESTMENTS IN YOUR PORTFOLIO
    STAND OUT?

A. DRS Technology, a supplier of military defense electronic systems, rose 167%. Genesee & Wyoming, an operator of short-line regional freight trains, showed robust year-over-year improvement and rose 79%. Kronos, a developer and manufacturer of labor-management productivity enhancement systems exceeded earnings expectations and rose 135%.

Q.  WHAT EVENTS HAD A MAJOR IMPACT ON THE
    FINANCIAL MARKETS IN THE PAST YEAR AND HOW
    DID THIS IMPACT THE FUND?

A. The recession was clearly eclipsed by the terrorist events of September 11, 2001. The ensuing selling was followed by a rebound that was primarily led by micro capitalization stocks with limited liquidity. Though we believe technology stocks reached a bottom in the fourth quarter, we cannot help but wonder if, in the intermediate term, we have simply come too far too fast. Our principle of emphasizing companies that generate high returns and cash flow has not changed.

Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW
    HAVE YOU POSITIONED THE FUND?

A. We continue to emphasize defensive, demand-insensitive companies with reasonable relative valuations. Our focus on earnings visibility and a company's ability to fund its growth from continuing operations remains firm, and that should work to the benefit of the Fund going forward.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

                          Small-Cap Value
                            Equity Fund                    Russell 2000
4/28/00                       10,000                          10,000
6/00                           9,890                          10,241
9/00                          10,300                          10,362
12/00                         11,326                           9,650
3/01                          10,663                           9,021
6/01                          12,029                          10,312
9/01                          10,934                           8,171
12/01                         12,455                           9,896


              Small-Cap Value Equity Fund (ending value $12,455)
              Russell 2000 (ending value $9,896)



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                        ONE          SINCE
                                        YEAR       INCEPTION
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund             9.97%        13.97%
--------------------------------------------------------------------------------
Russell 2000                            2.55%        -0.62%
--------------------------------------------------------------------------------
Lipper peer group average*              9.11%        N/A
--------------------------------------------------------------------------------
Inception date                       4/28/00
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


TOP TEN HOLDINGS
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Beckman Coulter Inc.                                 3.01%
--------------------------------------------------------------------------------
  The Cooper Cos. Inc.                                 2.88%
--------------------------------------------------------------------------------
  Genesee & Wyoming Inc. (Class A)                     2.72%
--------------------------------------------------------------------------------
  Thermo Electron Corp.                                2.24%
--------------------------------------------------------------------------------
  Smithfield Foods Inc.                                2.23%
--------------------------------------------------------------------------------
  The Lubrizol Corp.                                   2.19%
--------------------------------------------------------------------------------
  Iron Mountain Inc.                                   2.05%
--------------------------------------------------------------------------------
  Journal Register Co.                                 1.95%
--------------------------------------------------------------------------------
  PartnerRe Ltd.                                       1.78%
--------------------------------------------------------------------------------
  InterTAN Inc.                                        1.73%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $41,235 (in thousands)

Pie graph omitted--plot points as follows:

Short Term 25.3%
Consumer - Discretionary 23.4%
Healthcare 11.1%
Technology 10.3%
Financial Services 9.9%
Auto & Transportation 6.9%
Materials & Processing 3.6%
REITs 3.0%
Consumer - Stable 2.2%
Utilities 2.0%
Energy 1.4%
Broadcast/Cable 0.9%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE SMALL-CAP VALUE PEER GROUP CONSISTING OF 301 ANNUITY FUNDS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     SMALL-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                          SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 92.8%
--------------------------------------------------------------------------------


AUTO & TRANSPORTATION -- 8.7%

Genesee & Wyoming Inc. (Class A)      34,400   $  1,123,160(a,l)
Kansas City Southern Industries
   Inc. .........................     46,500        657,045(a,l)
Knight Transportation Inc. ......     23,250        436,635(a)
Oshkosh Truck Corp. .............     12,700        619,125(l)
                                                  2,835,965

BROADCAST/CABLE -- 1.1%

Regent Communications Inc. ......     53,900        363,825(a)

CONSUMER - DISCRETIONARY -- 29.5%

Administaff Inc. ................     10,600        290,546(a,l)
Ameristar Casinos Inc. ..........     11,100        278,055(a)
Big Lots Inc. ...................     52,300        543,920(a)
Daisytek International Corp. ....     46,300        609,771
Extended Stay America Inc. ......     28,500        467,400(a,l)
F.Y.I. Inc. .....................     14,700        492,450(a,l)
Fairmont Hotels & Resorts Inc. ..     16,200        387,180
Foot Locker Inc. ................      3,100         48,515(a,l)
GTECH Holdings Corp. ............      7,100        321,559(a,l)
InterTAN Inc. ...................     56,800        713,408(a)
Iron Mountain Inc. ..............     19,300        845,340(a,l)
Jack in the Box Inc. ............     14,700        404,838(a,l)
Journal Register Co. ............     38,200        803,728(a,l)
PriceSmart Inc. .................     11,000        385,000(a)
R.H. Donnelley Corp. ............      7,200        209,160(a)
School Specialty Inc. ...........     29,100        665,808(a,l)
Steiner Leisure Ltd. ............     13,000        276,250(a)
Strayer Education Inc. ..........      7,100        345,912(l)
Suprema Specialties Inc. ........     20,200        262,600(a)
Valassis Communications Inc. ....     15,200        541,424(a)
Volt Information Sciences Inc. ..     26,100        446,310(a)
WMS Industries Inc. .............     17,100        342,000(a)
                                                  9,681,174

CONSUMER - STABLE -- 2.8%

Smithfield Foods Inc. ...........     41,800        921,272(a)

ENERGY -- 1.8%

Noble Affiliates Inc. ...........     16,800        592,872(l)

FINANCIAL SERVICES -- 12.4%

CarrAmerica Realty Corp. ........     12,700        382,270
Everest Re Group Ltd. ...........      8,800        622,160(l)

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Instinet Group Inc. .............     48,500   $    487,425(a)
iStar Financial Inc. ............     24,600        613,770
Kronos Inc. .....................     10,850        524,923(a)
NDCHealth Corp. .................     19,100        659,905(l)
PartnerRe Ltd. ..................     13,600        734,400(l)
W.P. Stewart & Co. Ltd. .........      1,900         49,780(l)
                                                  4,074,633

HEALTHCARE -- 12.8%

Beckman Coulter Inc. ............     28,000      1,240,400
Centene Corp. ...................      5,400        118,530(a)
Kensey Nash Corp. ...............     32,600        586,800(a,l)
PSS World Medical Inc. ..........     46,700        381,072(a)
The Cooper Cos. Inc. ............     23,800      1,189,524(l)
Thoratec Corp. ..................     40,500        688,500(a)
                                                  4,204,826

MATERIALS & PROCESSING -- 4.5%

Grant Prideco Inc. ..............     19,600        225,400(a)
Joy Global Inc. .................     20,200        339,360(a,l)
The Lubrizol Corp. ..............     25,700        901,813
                                                  1,466,573

REAL ESTATE INVESTMENT TRUST -- 3.8%

Chelsea Property Group Inc. .....      9,200        451,720
Getty Realty Corp. ..............     22,300        420,355
Great Lakes REIT Inc. ...........     18,400        294,400
Sizeler Property Investors Inc. .      8,000         72,160
                                                  1,238,635

TECHNOLOGY -- 12.9%

ANADIGICS Inc. ..................     17,100        260,775(a,l)
Borland Software Corp. ..........     31,100        487,026(a,l)
CommScope Inc. ..................     25,600        544,512(a)
DRS Technologies Inc. ...........     18,700        666,655(a)
Electronics for Imaging Inc. ....     21,700        484,127(a)
Quixote Corp. ...................     12,900        245,100
Sybase Inc. .....................     40,000        630,400(a)
Thermo Electron Corp. ...........     38,700        923,382(a)
                                                  4,241,977

UTILITIES -- 2.5%

Nextel Partners Inc. (Class A) ..     45,900        550,800(a,l)
Vectren Corp. ...................     10,700        256,586
                                                    807,386

TOTAL COMMON STOCK
   (COST $27,919,382) ...........                30,429,138


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 1.2%
--------------------------------------------------------------------------------


HEALTHCARE -- 1.2%

Owens & Minor Trust I
   (Series A) 5.38%
   (COST $421,491) ..............      8,100   $    390,825(a,b)


TOTAL INVESTMENTS IN SECURITIES
   (COST $28,340,873) ...........                30,819,963

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 31.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund ..  2,089,886      2,089,886(n)

State Street Navigator Securities
   Lending Prime Portfolio ......  8,325,545      8,325,545(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $10,415,431) ...........                10,415,431

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (25.8)% ..................                (8,447,967)
                                                -----------

NET ASSETS -- 100%                              $32,787,427
                                                ===========


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
  Q&A


Q.  HOW DID THE INTERATIONAL EQUITY FUND
    PERFORM COMPARED TO ITS BENCHMARK AND
    LIPPER PEER GROUP DURING THE YEAR ENDED
    DECEMBER 31, 2001?

A. The International Equity Fund declined 20.86% during the year ended December 31, 2001. During the same period the MSCI EAFE Index declined 21.61%, while our Lipper peer group of 1,316 International funds lost an average of 22.81%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. Ultimately, our superior stock selection made the difference in a difficult year beset by the unexpected. Holdings in emerging markets, an area of strong performance late in the year, made a positive contribution, as did our underweight position in Japan, which continued to struggle. The domestic outlook in Japan is very bleak, as only those companies with a strong export component show signs of cash-earnings growth as they take advantage of a weakening Yen.

Q.  WHAT CIRCUMSTANCES CREATED SUCH A NEGATIVE
    ENVIRONMENT IN THE MARKET?

A. The global economy deteriorated sharply in 2001 with no single region avoiding either a substantial drop in economic growth or a move into actual recession. The economic struggles were triggered by a collapse in investment at the corporate level. Interestingly, the consumer has remained active throughout this difficult period. The massive coordinated easing of monetary policy around the world would have had an impact on the global economy earlier but for the shock of the terrorist attacks on the United States in September. However, we do anticipate that, with interest rates at 40-year lows, we should be on the verge of an economic recovery.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES
    USED BY THE FUND AFFECTED PERFORMANCE?

A. The Fund has maintained a defensive orientation through most of the year, emphasizing financials and long-cycle capital goods stocks plus those in the healthcare and food and drug retail areas, where valuations appeared to be attractive. At the end of the third quarter, holdings in financials stocks had been the main contributor to performance but, in the fourth quarter, market rotation into cyclical stocks saw our holdings in consumer discretionary stocks, resources and technology-related holdings outperform the rest of our portfolio.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL?

A. Favored stocks during the year include: Taiwan Semiconductor (Taiwan - technology); Samsung Electronics (Korea - office electronics); Canon (Japan
    - office electronics); BMW (Germany - autos); Honda (Japan - autos); BNP Paribas (France - banking); BHP Billiton (UK - basic materials); Pohang Iron & Steel (Korea - basic materials); and Brambles (Australia - commercial services).

Q.  WHAT IS YOUR OUTLOOK FOR GLOBAL MARKETS
    AND HOW HAVE YOU POSITIONED THE FUND
    GOING FORWARD?

A. We believe the strong performance of the fourth quarter will be hard to replicate in the early months of 2002. Stock prices, in a slump most of the year, moved in advance of fundamental factors in the fourth quarter; and signs of recovery, whether it be in the economy, corporate sales or profits, are anemic at best. The portfolio continues to be defensively oriented but includes stocks that will benefit from a return to a more favorable economic environment. In addition, we continue to search for new, high-quality investments that meet our qualitative and quantitative requirements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

                     International Equity Fund              MSCI EAFE
5/1/95                        10,000                          10,000
12/95                         10,670                          10,522
12/96                         11,728                          11,158
12/97                         12,921                          11,356
12/98                         15,175                          13,626
12/99                         19,778                          17,300
12/00                         17,263                          14,849
12/01                         13,662                          11,640

           International Equity Fund (ending value $13,662)
           MSCI EAFE (ending value $11,640)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                 ONE       FIVE       SINCE
                                YEAR       YEAR     INCEPTION
--------------------------------------------------------------------------------
International Equity Fund        -20.86%      3.10%      4.79%
--------------------------------------------------------------------------------
MSCI EAFE                        -21.61%      0.85%      2.30%
--------------------------------------------------------------------------------
Lipper peer group average*       -22.81%      1.35%      N/A
--------------------------------------------------------------------------------
Inception date                   5/1/95
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.


TOP TEN HOLDINGS
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Vodafone Group PLC                                   2.80%
--------------------------------------------------------------------------------
  TotalFinaElf (Class B)                               2.61%
--------------------------------------------------------------------------------
  Vivendi Universal S.A.                               2.54%
--------------------------------------------------------------------------------
  BAE Systems PLC                                      2.54%
--------------------------------------------------------------------------------
  ING Groep N.V.                                       2.11%
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co. Ltd.          2.04%
--------------------------------------------------------------------------------
  Carrefour S.A.                                       1.98%
--------------------------------------------------------------------------------
  Koninklijke Ahold N.V.                               1.95%
--------------------------------------------------------------------------------
  CGNU PLC                                             1.92%
--------------------------------------------------------------------------------
  Telefonica S.A.                                      1.89%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $44,936 (in thousands)

Pie graph omitted--plot points as follows:

Europe 62.0%
Short Term 11.2%
Japan 11.0%
Pacific Rim 8.8%
Other Regions 7.0%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 1,316 AND 562 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       INTERNATIONAL EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 93.1%
--------------------------------------------------------------------------------


AUSTRALIA -- 1.8%

Brambles Industries Ltd. ........    141,806  $     754,867

BRAZIL -- 2.2%

Empresa Brasileira de Aeronautica
   S.A. ADR .....................     14,172        313,626
Petroleo Brasileiro S.A. -
   Petrobras ADR ................      3,661         81,384
Petroleo Brasileiro S.A. -
   Petrobras ADR ................     13,309        310,100
Uniao de Bancos Brasileiros
   S.A. GDR .....................     10,649        237,473
                                                    942,583

CANADA -- 3.8%

Biovail Corp. ...................      1,919        107,944(a)
Bombardier Inc. (Class B) .......     28,312        293,379
CGI Group Inc. (Class A) ........     23,671        182,108(a)
Manulife Financial Corp. ........     14,653        382,820
Petro-Canada                          24,940        615,708
                                                  1,581,959

CHINA-- 0.6%

China Petroleum & Chemical Corp.
   (Series H) ...................  1,898,000        260,442

FINLAND -- 2.4%

Sampo Oyj (Series A) ............     74,052        580,073
Stora Enso Oyj ..................     33,115        423,884
TietoEnator Oyj .................        988         26,164
                                                  1,030,121

FRANCE -- 16.1%

Aventis S.A. (Class A) ..........      9,925        704,571
Axa .............................     26,195        547,261
BNP Paribas S.A. ................      7,323        655,116
Carrefour S.A. ..................     17,144        891,227
Lagardere S.C.A. ................     18,810        786,955
Michelin CGDE (Regd.) (Class B) .     13,060        430,720(a)
Suez S.A. .......................     14,911        451,283
TotalFinaElf (Class B) ..........      8,220      1,173,652
Vivendi Universal S.A. ..........     20,869      1,142,457
                                                  6,783,242

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

GERMANY -- 7.5%

Allianz AG ......................      1,072   $    253,828
Bayerische Hypo- und
   Vereinsbank AG ...............      4,258        130,082
Bayerische Motoren Werke
   (BMW) AG .....................     13,341        464,926
Deutsche Bank AG ................      7,945        561,536
E.On AG .........................      6,768        350,507
Fresenius Medical Care AG .......      2,423        149,900
Merck KGaA ......................      5,145        190,017
MG Technologies AG ..............     31,111        258,934
Muenchener Rueckversicherungs -
   Gesellschaft AG (Regd.) ......      2,875        780,422
                                                  3,140,152

HONG KONG -- 1.9%

Cheung Kong (Holdings) Ltd. .....     41,472        430,795
Giordano International Ltd. .....    436,000        192,902
Johnson Electric Holdings Ltd. ..    189,200        198,960
                                                    822,657

IRELAND -- 3.4%

Bank of Ireland .................     27,964        264,603
CRH PLC .........................     33,482        588,629
Elan Corp. PLC ADR ..............      8,365        376,927(a)
Jefferson Smurfit Group PLC .....     93,458        202,880
                                                  1,433,039

ISRAEL -- 0.8%

Teva Pharmaceutical Industries
   Ltd. ADR .....................      5,806        357,824

ITALY -- 3.1%

Banca Intesa S.p.A. .............    181,065        452,902
Riunione Adriatica di Sicurta
   S.p.A (RAS) ..................     54,215        638,473
Saipem S.p.A. ...................     41,910        205,184
                                                  1,296,559

JAPAN -- 11.7%

AIFUL CORP. .....................      1,800        116,510
Canon Inc. ......................     15,000        516,373
Fujitsu Ltd. ....................     22,000        160,202
HONDA MOTOR CO. LTD. ............      9,300        371,262
ITOCHU Corp. ....................     45,361        102,487
KOMATSU LTD. ....................     78,000        279,231
Mazda Motor Corp. ...............    121,000        215,197(a)
Minebea Co. Ltd. ................     67,000        361,056
MURATA MANUFACTURING
   CO. LTD. .....................      5,600        335,974
Nippon Telegraph and Telephone
   Corp. (NTT) ..................         32        104,297


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

NTT DoCoMo Inc. .................         16  $     188,077
SANKYO CO. LTD. .................     11,000        188,497
SANYO ELECTRIC CO. LTD. .........     32,000        151,195
Sharp Corp. .....................     34,000        397,848
Shin-Etsu Chemical Co. ..........     10,600        381,085
Sony Corp. ......................      9,100        416,068
TERUMO CORP. ....................     13,900        180,156
Toshiba Corp. ...................    136,000        467,140
                                                  4,932,655

MEXICO -- 0.7%

Grupo Televisa S.A. ADR .........      6,373        275,186(a)

NETHERLANDS -- 7.1%

ASM Lithography Holding N.V. ....      6,422        111,587(a)
IHC Caland N.V. .................      8,886        415,269
ING Groep N.V. ..................     37,222        948,934
Ispat International N.V. (Regd.)
   (Class A) ....................     12,680         22,190(a)
Koninklijke (Royal) Philips
   Electronics N.V. .............     20,739        616,222
Koninklijke Ahold N.V. ..........     30,054        874,274
                                                  2,988,476

NORWAY -- 0.4%

Statoil ASA .....................     21,777        149,197(a)

POLAND -- 0.3%

Telekomunikacja Polska S.A. ADR
   (Series A) ...................     34,046        119,161(a,b)

PORTUGAL -- 0.9%

Banco Comercial Portugues
   S.A. (BCP) ...................     91,448        370,381(a)

SINGAPORE -- 0.2%

Datacraft Asia Ltd. .............     46,160        100,629

SOUTH KOREA -- 2.6%

Kookmin Bank ADR ................      2,219         86,303
Korea Telecom Corp. ADR .........     11,237        228,448
Pohang Iron & Steel Co. Ltd.
   (POSCO) ADR ..................     15,955        366,965
Samsung Electronics Co. Ltd. ....      3,546        411,336(b)
                                                  1,093,052

SPAIN -- 2.4%

Acciona S.A. ....................      2,557         93,321
Repsol YPF S.A. .................      3,856         56,223
Telefonica S.A. .................     63,465        849,095(a)
Telefonica S.A. ADR .............        745         29,860(a)
                                                  1,028,499

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

SWEDEN -- 2.1%

Autoliv Inc. SDR ................     23,824  $     478,622
Nordea AB (NDA) FDR .............     62,352        332,461
Svenska Handelsbanken AB
   (Series A) ...................      4,082         60,139
                                                    871,222

SWITZERLAND -- 2.4%

Credit Suisse Group .............     17,870        762,350(a)
Syngenta AG ADR .................      4,502        233,292(a)
                                                    995,642

TAIWAN -- 2.2%

Taiwan Semiconductor
   Manufacturing Co. Ltd. .......    366,123        916,617(a)

UNITED KINGDOM -- 16.5%

Amersham PLC ....................     31,689        306,131
BAE Systems PLC .................    253,448      1,140,391
BHP Billiton PLC ................    137,529        697,789
Cable & Wireless PLC ............     29,147        140,046
CGNU PLC ........................     70,390        864,713
Friends Provident PLC ...........    100,063        290,943(a)
International Power PLC .........     66,659        196,240(a)
Invensys PLC ....................    179,309        310,860
National Grid Group PLC .........     53,599        333,507
Prudential PLC ..................     32,013        370,462
Reed International PLC ..........     28,768        238,390
Royal & Sun Alliance Insurance
   Group PLC ....................     79,961        458,886
Safeway PLC .....................     71,599        333,090
Scottish Power PLC ..............      4,307         23,794
Vodafone Group PLC ..............    481,451      1,258,130
                                                  6,963,372

TOTAL COMMON STOCK
   (COST $44,966,761) ...........                39,207,534

--------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.7%
--------------------------------------------------------------------------------

GERMANY -- 1.7%

Fresenius Medical Care AG .......      2,288        105,581
Henkel KGaA .....................      7,471        422,295
Porsche AG ......................        449        170,622
                                                    698,498

TOTAL PREFERRED STOCKS
   (COST $680,476) ..............                   698,498


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

WARRANTS -- 0.0%*

FRANCE -- 0.0%*

Publicis Group SA-CVG,
   03/07/02 .....................      1,385  $       4,500(a)

GERMANY -- 0.0%*

Muenchener Rueckversicherungs -
   Gesellschaft AG (Regd.),
   06/03/02 .....................         48          3,012(a)

TOTAL WARRANTS
   (COST $0) ....................                     7,512


TOTAL INVESTMENTS IN SECURITIES
   (COST $45,647,237) ...........                39,913,544



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.9%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
 (COST $5,022,792) ..............  5,022,792      5,022,792(n)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (6.7)% ...................                (2,817,764)
                                                -----------

NET ASSETS -- 100% ...............              $42,118,572
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The International Equity Fund was invested in the following sectors at December 31, 2001:

SECTOR                     PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------
Financials                             23.54%
Consumer Discretionary                 14.13%
Industrials                             9.49%
Materials                               8.01%
Information Technology                  7.18%
Telecommunication Services              6.49%
Energy                                  6.35%
Healthcare                              5.94%
Consumer Staples                        4.67%
Utilities                               3.02%
Short Term                             11.18%
                                      ------
                                      100.00%
                                      ======


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------


  Q&A

Q.  HOW DID THE INCOME FUND PERFORM VERSUS
    ITS BENCHMARK AND LIPPER PEER GROUP DURING THE
    YEAR ENDED DECEMBER 31, 2001?

A. The Income Fund gained 7.43% during the year ended December 31, 2001. That return outpaced our Lipper peer group of 176 Intermediate Investment Grade Debt annuity funds, which gained an average of 7.34%. However, it lagged our benchmark index, the Lehman Brothers Aggregate Bond Index, which gained 8.44% during the same period.

Q.  DESCRIBE WHAT HAPPENED IN THE FIXED
    INCOME MARKETS DURING THE YEAR ENDED
    DECEMBER 31, 2001.

A. The U.S. fixed income market followed up strong performance in 2000 with another solid year of total returns. For the second consecutive year, positive bond returns stood out in comparison to the negative returns generated by both domestic and international equity markets.

    The year began with a surprise move by the Federal Reserve (the Fed) to lower its federal funds rate by 50 basis points on January 3rd. With what would be the first of eleven such easings of monetary policy, the bond market rally was off and running. By year's end, the Fed had reduced the overnight bank lending rate eleven times and 475 basis points (4.75%) to 1.75%. Yields along the entire maturity spectrum for U.S. Treasury securities dropped, particularly on the shorter end, as bond investors continued to price in further Fed easing to fight off a slowing of the economy. The prospect that these timely central bank moves would stave off recession attracted investors toward corporate bonds, narrowing their yield differentials to U.S. Treasuries. But, in fact, a recession did indeed set in during the third quarter, with falling employment and consumer confidence, exacerbated by the tragedy of September 11th. The Fed immediately rushed in to supply liquidity to the financial markets, and the difference in yields between short- and long-term bonds grew even wider. Long maturity U.S. Treasuries enjoyed a surprise rally in late October when the Treasury announced the suspension of 30-year bond issuance. Although economic activity remained negative in the fourth quarter, investors saw signs of a bottoming in consumer confidence and lower unemployment claims, subsequently pushing yields higher in November and December.

    For the year, yields on 2-, 5- and 10-year notes fell 207, 67 and 6 basis points, respectively, while the 30-year bond yield inched up 1 basis point. As a result, 2-, 5-, 10- and thirty-year ended 2001 with their yields standing at 3.02%, 4.30%, 5.05% and 5.47%, respectively. Corporate bonds performed the best during the year on a duration- adjusted basis, generating 254 basis points of excess returns above U.S. Treasuries. The volatility in the market for mortgage-backed securities, and a plummet in refinancings activity caused by the sharp increase in interest rates in November, drove down the performance of mortgage-backed securities. Asset-backed and commercial mortgage-backed sectors performed well in 2001, producing excess returns of 129 and 120 basis points, respectively.

Q.  WHAT ADDITIONAL FACTORS AFFECTED
    FUND PERFORMANCE?

A. The year 2001 was one where many corporations saw their bond credit ratings reduced, due in large part to weakness in the economy. While our overall credit quality remains high, we were not immune to difficulties encountered by certain individual securities, which underperformed the market as a whole because of real or perceived credit concerns. Good security selection in mortgage-backed securities, and a heavier-than-average weighting in the commercial mortgage-backed sector, benefited relative return.

Q.  WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Economic conditions, not surprisingly, should drive fixed income returns in 2002. However, the market's increased sensitivity to geopolitical risks, e.g., the war against terrorism, Middle East tensions and other cross-border conflicts, could cause short-term consternation. Although we believe economic recovery will materialize in 2002, we do not share the markets enthusiasm for the timing nor its current predictions for Fed tightening. Subsequently, with the recent backup in yields and a friendly inflation outlook, our core fixed income portfolios begin 2002 positioned somewhat more aggressively than our competitors. Non-U.S. Treasury bonds continue to offer very attractive yields relative to Treasury securities. We maintain our overweight position in commercial mortgage-backed securities, offsetting a slight underweight in corporate bonds, preferring to accept credit risk in high quality, commercial mortgage collateral rather than in corporate balance sheets. We foresee continued diversification into commercial mortgage-backed securities from corporate investors looking to avoid event risk and mortgage-backed securities investors wanting to avoid duration shortening and/or extension risk. We moved from a neutral to overweight position in residential mortgage-backed securities. Our selection continues to favors securities whose price action should benefit from a slower refinancing environment. We believe collateralized mortgage obligations (CMO's) will be a good source of incremental value in 2002. We believe corporate bond investors will continue to face negative credit surprises, hence, we continue to emphasize securities with liquidity and diversification within our corporate bond holdings to complement our credit research process. In summary, taking advantage of yield differentials in non-treasury sectors will be key to portfolio performance in 2002.

                                                                     INCOME FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

                            Income Fund                   LB Aggregate
1/3/95                        10,000                          10,000
12/95                         11,683                          11,847
12/96                         12,024                          12,278
12/97                         13,106                          13,463
12/98                         14,148                          14,632
12/99                         13,946                          14,512
12/00                         15,444                          16,199
12/01                         16,591                          17,567


           Income Fund (ending value $16,591)
           LB Aggregate (ending value $17,567)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                  ONE      FIVE       SINCE
                                 YEAR      YEAR     INCEPTION
--------------------------------------------------------------------------------
Income Fund                        7.43%      6.65%      7.51%
--------------------------------------------------------------------------------
LB Aggregate                       8.44%      7.43%      8.38%
--------------------------------------------------------------------------------
Lipper peer group average*         7.34%      5.98%       N/A
--------------------------------------------------------------------------------
Inception date                    1/3/95
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.


QUALITY RATINGS
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------


MOODY'S /                                   PERCENTAGE OF
S&P RATING+                                 MARKET VALUE
--------------------------------------------------------------------------------
Aaa /AAA                                         81.19%
--------------------------------------------------------------------------------
Aa / AA                                           5.83%
--------------------------------------------------------------------------------
A / A                                             6.18%
--------------------------------------------------------------------------------
Baa / BBB                                         6.16%
--------------------------------------------------------------------------------
Ba / BB and lower                                 0.19%
--------------------------------------------------------------------------------
NR and Other                                      0.45%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $140,403 (in thousands)

Pie graph omitted--plot points as follows:

Short Term & Other 31.3%
Mortgage Backed 28.9%
Corporate Notes 17.2%
U.S. Treasuries 15.8%
Federal Agencies 6.8%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP CONSISTING OF 176 AND 101 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
+ MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND

                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                  INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 105.8%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 18.9%

U.S. Treasury Bonds
   9.125%   05/15/09 ............ $1,025,000  $   1,151,044(h)
   7.25%    05/15/16 ............    800,000        924,872(h)
   8.125%   08/15/19 ............  3,520,000      4,444,563(h)
   6.875%   08/15/25 ............  2,200,000      2,508,682(h)
   5.375%   02/15/31 ............  1,614,000      1,590,549(h)
                                                 10,619,710
U.S. Treasury Notes
   3.00%    11/30/03 ............  1,750,000      1,751,365(h)
   6.75%    05/15/05 ............    340,000        369,645(h)
   4.625%   05/15/06 ............  4,365,000      4,424,320(h)
   3.50%    01/15/11 ............  2,879,530      2,870,517(h)
   5.00%    02/15/11 ............    340,000        338,725(h)
   5.00%    08/15/11 ............  1,828,000      1,822,279
                                                 11,576,851

TOTAL U.S. TREASURIES
   (COST $22,465,308) ...........                22,196,561


FEDERAL AGENCIES -- 8.2%

Federal Farm Credit Bank
   9.15%    02/14/05 ............    100,000        114,203(h)

Federal Home Loan Mortgage Corp.
   5.00%    05/15/04 ............    500,000        515,000(h)
   5.25%    12/20/04 ............    205,000        209,227(h)
   5.50%    09/15/11 ............    985,000        965,142
   6.00%    06/15/11 ............  1,670,000      1,697,138
   8.25%    06/01/26 ............     60,000         71,805(h)
                                                  3,458,312
Federal National Mortgage Assoc.
   3.50%    09/15/04 ............    165,000        163,479
   4.375%   10/15/06 ............    635,000        622,002
   5.25%    08/14/06 ............  1,195,000      1,207,775
   5.50%    02/15/06 ............    865,000        891,218(h)
   6.25%    07/19/11 ............    260,000        267,779
   6.50%    08/15/04 ............  1,835,000      1,955,137
   7.125%   01/15/30 ............    835,000        926,591(h)
                                                  6,033,981

TOTAL FEDERAL AGENCIES
   (COST $9,574,571) ............                 9,606,496


AGENCY MORTGAGE BACKED -- 34.4%

Federal Home Loan Mortgage Corp.
   6.00%    04/01/29 - 07/01/29 .    700,315        687,842
   6.50%    02/01/29 ............      8,079          8,107
   6.75%    10/01/08 ............      8,565          8,750
   7.00%    12/01/29 - 01/01/30 .    120,196        122,637
   7.50%    11/01/09 - 09/01/31 .  1,011,088      1,047,020

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

   8.00%    09/01/09 - 03/01/30 . $  217,218  $     227,616
   8.50%    07/01/10 - 06/01/31 .    343,991        365,625
   9.00%    02/01/17 ............     17,767         19,105
                                                  2,486,702
Federal National Mortgage Assoc.
   5.50%    12/01/13 - 01/01/16 .  1,451,700      1,439,207
   6.00%    01/01/14 - 01/01/31 .  1,327,512      1,322,639
   6.50%    03/01/15 - 07/01/29 .    213,180        215,861
   7.00%    08/01/13 - 01/01/30 .    264,282        273,100
   7.50%    07/01/02 - 09/01/31 .  4,316,985      4,469,563
   8.00%    12/01/12 - 05/01/31 .  1,875,601      1,968,108
   8.121%   08/01/03 ............     88,786         89,619(i)
   8.50%    10/01/30 - 08/01/31 .  1,110,705      1,180,158
   9.00%    04/01/16 - 12/01/22 .    211,196        228,230
   6.00%    TBA .................  1,076,000      1,052,124(c)
   6.50%    TBA .................  7,931,000      7,931,000(c)
   7.00%    TBA .................  5,858,000      5,967,837(c)
   7.00%    TBA .................  2,691,000      2,783,517(c)
   7.50%    TBA .................  2,475,000      2,553,903(c)
                                                 31,474,866
Government National Mortgage Assoc.
   6.375%   04/01/02 ............     83,169         84,346(i)
   6.50%    02/15/24 - 04/15/28 .    685,095        689,701
   7.00%    03/15/12 - 10/15/28 .  1,419,656      1,456,654
   7.625%   04/01/02 ............     43,927         45,025(i)
   8.00%    12/15/29 - 06/15/30 .    357,245        374,029
   8.50%    10/15/17 ............    164,050        177,428
   9.00%    11/15/16 - 12/15/21 .    381,279        416,031
   6.50%    TBA .................    531,000        532,826(c)
   7.00%    TBA .................  2,760,000      2,818,650(c)
                                                  6,594,690

TOTAL AGENCY MORTGAGE BACKED
   (COST $40,394,732) ...........                40,556,258


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.1%

Federal Home Loan Mortgage Corp.
   5.85%    02/15/08 ............     67,703         68,232
   6.00%    09/15/23 ............     97,000         99,606
   6.39%    04/01/28 ............    262,812        201,556(d,f)
   6.43%    10/15/23 ............     74,938         57,960(d,f)
   6.50%    07/15/08 - 02/15/21 .    116,576         86,112
   6.67%    08/01/27 ............     22,821         19,177(d,f)
   7.00%    02/15/21 - 02/15/31 .    227,251        192,278
   7.50%    07/15/27 - 07/15/29 .    412,775         77,759(g)
   7.75%    03/15/22 ............    332,570        347,359
   8.00%    02/01/23 - 07/01/24 .     83,408         18,261(g)
   8.12%    05/15/24 ............     57,554         39,236(d,f)
   8.316%   01/15/02 ............     64,000         57,635(i)
   12.25%   01/15/02 ............    123,299        101,202(i)
   13.409%  01/15/02 ............    177,000        179,230(i)
   13.838%  01/15/02 ............    100,000         94,495(i)
   14.219%  01/15/02 ............    120,000        113,475(i)
   14.309%  01/15/02 ............     51,000         45,253(i)
   14.327%  01/15/02 ............     47,185         46,831(i)
   14.407%  01/15/02 ............     75,000         78,269(i)
   14.65%   01/15/02 ............     60,796         59,965(i)
   14.699%  01/15/02 ............    137,282        125,018(i)
   16.079%  01/15/02 ............     78,000         72,168(i)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
-------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
   16.131%  01/15/02 ............ $   75,000  $      69,750(i)
   19.839%  01/15/02 ............    231,194        236,648(i)
                                                  2,487,475

Federal National Mortgage Assoc.
   5.61%    10/25/29 ............     96,604         73,630(d,f)
   6.00%    03/25/19 ............     16,978         17,041
   6.20%    12/25/22 ............      3,330          2,753(d,f)
   6.43%    05/01/28 ............    412,663        319,426(d,f)
   6.67%    01/25/02 ............    494,837         63,246(g,i)
   7.00%    09/25/20 - 12/01/29 .    140,438         34,352
   7.50%    05/01/23 - 07/25/41 .  2,485,252      1,188,458(g)
   8.00%    02/01/23 - 11/01/29 .    717,904        162,182(g)
   8.50%    07/25/22 ............      5,643          1,087(g)
   9.00%    05/25/22 ............      3,496            712(g)
   11.64%   01/18/02 ............     58,979         49,091(i)
   12.125%  01/25/02 ............     60,000         56,100(i)
   14.175%  01/25/02 ............    150,000        151,127(i)
   14.544%  01/25/02 ............     55,608         55,077(i)
   16.25%   01/25/02 ............    121,282        107,100(i)
   17.082%  01/25/02 ............     42,075         41,904(i)
   20.053%  01/25/02 ............     64,071         66,053(i)
   1,008.00%    05/25/22 ........        109          2,324(g)
   1,080.912%   03/25/22 ........        227          4,474(g)
                                                  2,396,137

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $4,696,957) ............                 4,883,612


ASSET BACKED -- 11.6%

Advanta Business Card Master Trust
   2.103%   01/20/02 ............  1,600,000      1,601,295(i)
Advanta Mortgage Loan Trust Corp.
   6.30%    07/25/25 ............      1,766          1,814
American Express Credit Account
   Master Trust
   2.016%   01/15/02 ............  1,000,000      1,000,007(i)
   6.40%    04/15/05 ............    450,000        461,250
American Express Master Trust
   2.05%    01/15/02 ............    641,000        642,000(i)
Capital Auto Receivables Asset Trust
   4.60%    09/15/05 ............    195,000        198,712
Citibank Credit Card Issuance Trust
   1.90%    03/15/02 ............  2,500,000      2,497,995(i)
   6.90%    10/15/07 ............     83,000         88,850
Conseco Private Label Master
   Note Trust
   2.176%   01/15/02 ............  1,000,000      1,001,653(i)
Discover Card Master Trust I
   5.30%    11/16/06 ............    445,000        455,499
First Chicago Master Trust II
   2.02%    01/15/02 ............  1,400,000      1,400,381(i)
First USA Credit Card Master Trust
   2.07%    01/19/02 ............  2,000,000      2,003,740(i)
Ford Credit Auto Owner Trust
   6.62%    07/15/04 ............    550,000        569,074
Green Tree Financial Corp.
   Series 1993-1
   6.90%    04/15/18 ............     28,489         29,601
   6.97%    04/01/31 ............     81,000         84,164

--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Household Private Label Credit Card
   Master Note Trust I
   2.04%    01/15/02 ............  $  55,000  $      55,086(i)
MBNA Master Credit Card Trust
   2.13%    01/15/02 ............    184,000        184,287(i)
Mid-State Trust
   7.54%    07/01/35 ............      5,213          5,403
Peco Energy Transition Trust
   5.80%    03/01/07 ............    250,000        261,305
Providian Gateway Master Trust
   2.12%    01/15/02 ............    550,000        550,098(b,i)
PSE&G Transition Funding LLC
   6.61%    06/15/15 ............    490,000        506,415
West Penn Funding LLC
   6.81%    09/25/08 ............     59,000         62,969

TOTAL ASSET BACKED
   (COST $13,600,213) ...........                13,661,598


CORPORATE NOTES -- 20.5%

Abbey National Capital Trust I
   8.963%   06/30/30 ............    245,000        276,717(i)
Abbey National PLC
   7.35%    10/15/06 ............    131,000        135,606(i)
   6.70%    06/15/08 ............     15,000         14,773(i)
Abbott Laboratories
   5.125%   07/01/04 ............    500,000        514,300
Aetna Services Inc.
   7.375%   03/01/06 ............    145,000        145,708
   6.97%    08/15/36 ............    135,000        139,849
Ahold Finance USA Inc.
   8.25%    07/15/10 ............    585,000        649,555
Air 2 US
   10.127%  10/01/20 ............    175,000        128,625(b)
Albertson's Inc.
   7.50%    02/15/11 ............    550,000        590,403
Allstate Financial Global Funding
   6.15%    02/01/06 ............    250,000        257,252(b)
Amerada Hess Corp.
   7.875%   10/01/29 ............    160,000        169,365
American Airlines Inc.
   6.855%   10/15/10 ............     55,156         55,378
   10.18%   01/02/13 ............     40,000         34,400
American Home Products Corp.
   5.875%   03/15/04 ............    135,000        140,539
   6.70%    03/15/11 ............    200,000        206,618
AOL Time Warner Inc.
   7.625%   04/15/31 ............    100,000        105,829
AT&T Corp.
   6.50%    03/15/29 ............    255,000        222,750
AT&T Wireless Services Inc.
   7.35%    03/01/06 ............    115,000        121,346
Axa
   8.60%    12/15/30 ............    185,000        206,708
Bank of America Corp.
   7.40%    01/15/11 ............    150,000        160,896
Bank One Corp.
   6.50%    02/01/06 ............    145,000        151,602
Barclays Bank PLC
   8.55%    09/29/49 ............    140,000        156,015(b)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
BCI US Funding Trust I
   8.01%    07/15/08 ............   $100,000   $    102,504(b,i)
Beckman Instruments Inc.
   7.10%    03/04/03 ............     40,000         41,049
Bellsouth Capital Funding
   7.875%   02/15/30 ............    155,000        179,304
Bellsouth Telecomm Inc.
   6.375%   06/01/28 ............     55,000         53,113
Boeing Capital Corp.
   7.10%    09/27/05 ............    180,000        189,061
Brascan Ltd.
   7.375%   10/01/02 ............     30,000         30,738
Bristol-Myers Squibb Co.
   6.875%   08/01/97 ............     75,000         77,237
British Telecommunications PLC
   8.375%   12/15/10 ............    150,000        165,729(i)
Capital One Bank
   6.875%   02/01/06 ............    210,000        204,496
CIT Group Inc.
   7.125%   10/15/04 ............    115,000        122,160
Citigroup Inc.
   5.70%    02/06/04 ............    140,000        145,313
   7.25%    10/01/10 ............    280,000        300,336
Clear Channel Communications Inc.
   7.25%    09/15/03 ............    120,000        124,102
   7.875%   06/15/05 ............     95,000         99,468
Cleveland Electric Toledo Edison
   7.67%    07/01/04 ............    200,000        213,046
Coca-Cola Enterprises Inc.
   6.70%    10/15/36 ............    120,000        126,091
Conagra Foods Inc.
   7.125%   10/01/26 ............    110,000        116,733
Conoco Inc.
   5.90%    04/15/04 ............    580,000        599,157
Conseco Inc.
   8.70%    11/15/26 ............     21,000          3,990
CSC Holdings Inc.
   8.125%   07/15/09 ............    130,000        133,939
Delhaize America Inc.
   7.375%   04/15/06 ............    120,000        129,271
   9.00%    04/15/31 ............    125,000        146,659
Delta Air Lines Inc.
   7.57%    11/18/10 ............    235,000        229,489
Deutsche Telekom AG
   7.75%    06/15/05 ............    170,000        184,082
   8.25%    06/15/30 ............    645,000        715,870
Dominion Resources Inc.
   6.00%    01/31/03 ............    150,000        154,314
Dresdner Funding Trust I
   8.151%   06/30/31 ............    240,000        256,562(b)
Duke Capital Corp.
   7.25%    10/01/04 ............    120,000        126,648
Duke Energy Corp.
   5.375%   01/01/09 ............     80,000         75,374
El Paso Corp.
   7.375%   12/15/12 ............    430,000        431,062
ERAC USA Finance Co.
   8.25%    05/01/05 ............    120,000        127,138(b)
FedEx Corp.
   7.50%    01/15/18 ............     87,786         89,981

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

FleetBoston Financial Corp.
   4.875%   12/01/06 ............   $720,000    $   700,650
Ford Motor Credit Co.
   7.60%    08/01/05 ............     60,000         61,720
   6.875%   02/01/06 ............    150,000        149,948
   7.375%   10/28/09 ............    205,000        202,392
   7.25%    10/25/11 ............     95,000         92,522
FPL Group Capital Inc.
   7.375%   06/01/09 ............    385,000        402,437
France Telecom S.A.
   7.20%    03/01/06 ............     90,000         94,523(b)
   8.50%    03/01/31 ............    435,000        495,656(b)
General Motors Acceptance Corp.
   5.80%    03/12/03 ............    150,000        153,274
   5.75%    11/10/03 ............     50,000         51,044
   6.125%   09/15/06 ............    115,000        113,798
   6.125%   01/22/08 ............     80,000         77,611
   7.25%    03/02/11 ............    100,000        100,713
Georgia-Pacific Group
   9.95%    06/15/02 ............     50,000         51,082
Guangdong International Trust &
   Investment Corp.
   8.75%    10/24/16 ............     10,000          1,000(b,j)
Heritage Media Corp.
   8.75%    02/15/06 ............     85,000         82,450
Household Finance Corp.
   7.20%    07/15/06 ............     85,000         90,408
   6.75%    05/15/11 ............    425,000        422,900
HSBC Capital Funding LP
   9.547%   06/30/10 ............     65,000         75,072(b,i)
J.P. Morgan Chase & Co.
   6.75%    02/01/11 ............     55,000         56,378
John Hancock Financial Services Inc.
   6.50%    03/01/11 ............    200,000        203,245(b)
John Hancock Global Funding II
   5.625%   06/27/06 ............    175,000        176,651(b)
Kellogg Co.
   5.50%    04/01/03 ............    255,000        261,643
   7.45%    04/01/31 ............     90,000         97,069
Kroger Co.
   7.375%   03/01/05 ............    150,000        158,424
LCI International Inc.
   7.25%    06/15/07 ............    148,000        150,350
MetLife Inc.
   5.25%    12/01/06 ............     50,000         49,875
MidAmerican Energy Co.
   7.375%   08/01/02 ............    115,000        118,137
Midwest Generation LLC
   8.56%    01/02/16 ............    200,000        198,382
Mirant Americas Generation LLC
   8.30%    05/01/11 ............     95,000         87,867
Monumental Global Funding
   6.05%    01/19/06 ............    250,000        255,942(b)
Morgan Stanley Dean Witter & Co.
   7.125%   01/15/03 ............    105,000        109,714
   6.75%    04/15/11 ............    180,000        184,199
Nabisco Inc.
   6.125%   02/01/33 ............     75,000         76,781
National Rural Utilities Cooperative
   6.00%    05/15/06 ............    215,000        218,977


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

NB Capital Trust IV
   8.25%    04/15/27 ............   $110,000   $    116,355
News America Holdings Inc.
   7.625%   11/30/28 ............    105,000        101,720
Noram Energy Corp.
   6.375%   11/01/03 ............     65,000         66,895(i)
Pemex Finance Ltd.
   9.03%    02/15/11 ............    250,000        270,025
Pepsi Bottling Holdings Inc.
   5.375%   02/17/04 ............    110,000        113,367(b)
Petroleos Mexicanos
   9.50%    09/15/27 ............    100,000        109,700
Phillips Petroleum Co.
   9.375%   02/15/11 ............    185,000        225,247
PP&L Capital Funding Inc.
   7.75%    04/15/05 ............    150,000        155,514
Procter & Gamble Co.
   9.36%    01/01/21 ............    105,000        130,337
Progress Energy Inc.
   6.55%    03/01/04 ............    105,000        109,493
   7.75%    03/01/31 ............    405,000        433,178
Qwest Corp.
   7.625%   06/09/03 ............    105,000        107,506
   5.625%   11/15/08 ............     90,000         80,953
Raytheon Co.
   7.90%    03/01/03 ............    290,000        301,548
   6.75%    08/15/07 ............     85,000         87,407
Royal & Sun Alliance Insurance
   Group PLC
   8.95%    10/15/29 ............    110,000        116,942
Royal Bank of Scotland Group PLC
   7.648%   09/30/31 ............     35,000         35,433(i)
   8.817%   03/31/49 ............    120,000        132,686
   9.118%   03/31/49 ............    185,000        210,345
Safeway Inc.
   6.15%    03/01/06 ............    175,000        181,164
SBC Communications Inc.
   6.25%    03/15/11 ............    870,000        885,660
SunAmerica Inc.
   5.60%    07/31/97 ............    205,000        155,698
Systems 2001 Asset Trust
   7.156%   12/15/11 ............     99,367         99,861(b)
Tele-Communications Inc.
   9.80%    02/01/12 ............     65,000         78,567
The Walt Disney Co.
   5.62%    12/01/08 ............     75,000         70,688
TRW Inc.
   6.625%   06/01/04 ............    100,000        101,913
Turner Broadcasting Systems Inc.
   8.375%   07/01/13 ............    110,000        124,216
Tyco International Group S.A.
   4.95%    08/01/03 ............    175,000        177,208
   6.75%    02/15/11 ............    105,000        105,763
UBS PFD Funding Trust I
   8.622%   10/01/10 ............    100,000        111,271(i)
Union Carbide Corp.
   6.79%    06/01/25 ............    180,000        192,260
Union Pacific Corp.
   5.84%    05/25/04 ............    130,000        134,186

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

United Air Lines Inc.
   7.73%    07/01/10 ............   $425,000   $    399,610
   9.56%    10/19/18 ............     60,000         44,400
USA Networks Inc.
   6.75%    11/15/05 ............     70,000         72,356
Verizon Pennsylvania
   5.65%    11/15/11 ............    630,000        618,975
Viacom Inc.
   7.75%    06/01/05 ............    253,000        271,403
Vodafone Group PLC
   7.625%   02/15/05 ............    150,000        161,578
Wachovia Corp.
   4.95%    11/01/06 ............    150,000        147,323
WCG Note Trust
   8.25%    03/15/04 ............    190,000        185,860(b)
Williams Cos. Inc.
   6.125%   12/01/03 ............    120,000        121,631
WorldCom Inc.
   6.40%    08/15/05 ............     75,000         76,419
   7.375%   01/15/06 ............    175,000        181,830(b)
   8.25%    05/15/31 ............    100,000        105,443
Yale University
   7.375%   04/15/96 ............    215,000        231,125
Yorkshire Power Pass-Through
   Asset Trust
   8.25%    02/15/05 ............     85,000         90,029(b)

TOTAL CORPORATE NOTES
   (COST $23,547,489) ...........                24,132,172


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.6%

Bear Stearns Commercial
   Mortgage Securities Inc.
   5.06%    12/15/10 ............    299,230        290,627
   5.61%    08/15/11 ............    150,000        143,414
   5.80%    08/15/11 ............     26,000         24,846
   6.20%    07/14/12 ............     25,000         24,915
   6.48%    02/15/35 ............     32,000         32,670
Chase Commercial Mortgage
   Securities Corp.
   6.025%   08/18/07 ............    184,209        189,592
   6.56%    05/18/08 ............    319,000        331,107
   6.39%    11/18/08 ............    246,000        252,516
   6.275%   02/12/16 ............     60,000         59,332(b)
Commercial Mortgage
   Acceptance Corp.
   6.03%    03/15/08 ............     97,000         98,616
   6.04%    08/15/08 ............     65,000         65,810
   6.457%   01/16/11 ............     80,000         80,897(b)
CS First Boston Mortgage
   Securities Corp.
   6.505%   02/15/34 ............    133,000        136,203
   3.801%   09/15/34 ............     98,352         96,841
   5.107%   09/15/34 ............    100,000         95,342
DLJ Commercial Mortgage Corp.
   0.83%    11/12/31 ............    689,823         29,315(g)
   6.24%    11/12/31 ............    561,000        572,537

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
First Nationwide Trust
   7.50%    12/19/30 ............ $  356,916   $    363,259
First Union National Bank
   of America Commercial
   Mortgage Trust
   6.315%   12/15/10 ............     32,000         31,540
   6.136%   03/15/33 ............    195,000        192,867
GMAC Commercial Mortgage
   Security Inc.
   6.42%    08/15/08 ............     65,000         67,037
GS Mortgage Securities Corp.
   (Class A)
   6.86%    07/13/30 ............    219,000        228,743
GS Mortgage Securities Corp. II
   5.946%   08/05/18 ............     98,102         99,037(b)
J.P. Morgan Chase Commercial
   Mortgage Securities
   6.465%   11/15/35 ............    100,000        100,500
   6.678%   11/15/35 ............     75,000         75,577
LB Commercial Conduit
   Mortgage Trust
   6.21%    10/15/35 ............    300,000        304,997
LB-UBS Commercial Mortgage Trust
   6.155%   07/14/16 ............     97,380         99,297(b)
   6.53%    07/14/16 ............     50,000         49,922(b)
   6.647%   07/14/16 ............     34,000         34,127(b)
   5.533%   12/15/25 ............    125,000        124,609
   6.365%   12/15/28 ............    176,000        177,980
   6.133%   12/15/30 ............    222,000        219,873
   6.512%   06/15/36 ............     35,000         35,296
   6.653%   06/15/36 ............     25,000         25,070
Lehman Large Loan (Class A2)
   6.84%    09/12/06 ............    101,000        105,924
Morgan Stanley Capital I
   6.86%    05/15/06 ............     91,216         95,247(b)
   6.25%    07/15/07 ............    267,915        278,887
   6.34%    11/15/07 ............     80,858         83,957
   7.11%    07/15/09 ............    243,000        257,630
Morgan Stanley Dean Witter Capital I
   5.98%    09/15/06 ............    169,492        174,645
   0.85%    12/15/08 ............  1,256,000         50,994(b,g)
   7.20%    09/15/10 ............    199,000        211,786
   6.01%    11/15/10 ............     69,772         70,206
   5.72%    01/18/11 ............    342,000        334,732
   6.55%    03/15/12 ............     25,000         24,886
   1.99%    08/15/18 ............    713,761         46,707(b,g)
   5.90%    10/15/35 ............    200,000        200,460
   6.39%    10/15/35 ............    150,000        150,630
   6.56%    10/15/35 ............     50,000         50,350
Residential Asset Securitization Trust
   1.06%    08/25/30 ............    504,988         11,443(g)
Residential Funding Mortgage
   Securities Inc.
   21.24%   01/25/02 ............    265,000        265,083(i)
Salomon Brothers Mortgage
   Securities Inc. VII
   7.00%    07/25/24 ............    500,632        491,659

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

TIAA Retail Commercial Mortgage
   5.77%    06/19/16 ............ $   58,334  $      59,464(b)
   6.56%    06/19/26 ............     40,000         40,899(b)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $7,716,654) ............                 7,759,900


SOVEREIGN BONDS -- 1.5%

British Columbia Province of Canada
   4.625%   10/03/06 ............     85,000         83,792
Manitoba Province of Canada
   4.25%    11/20/06 ............  1,265,000      1,231,003
Ontario Province of Canada
   7.375%   01/27/03 ............    135,000        142,086
Quebec Province of Canada
   7.50%    09/15/29 ............    100,000        111,794
Republic of Italy
   4.375%   10/25/06 ............    180,000        175,398

TOTAL SOVEREIGN BONDS
   (COST $1,754,068) ............                 1,744,073


TOTAL BONDS AND NOTES
   (COST $123,749,992) ..........               124,540,670

                                     NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.1%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.1%

Centaur Funding Corp.
   (Series B), 9.08% ............        125        136,961(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $123,876,539) ..........               124,677,631

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.3%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund .. 12,466,545     12,466,545(n)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.7%

Banque Nationale De Paris New York
   2.27%    02/13/02 ............ $1,630,000      1,630,000

Variable Funding Capital Corp.
   2.30%    01/14/02 ............  1,630,000      1,628,646

TOTAL SHORT-TERM INVESTMENTS
   (COST $15,725,191) ...........                15,725,191

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (19.2)% ..................               (22,663,177)
                                               ------------

NET ASSETS -- 100%                             $117,739,645
                                               ============


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------


  Q&A

Q.  HOW DID THE GLOBAL INCOME FUND
    PERFORM COMPARED TO ITS BENCHMARK AND
    LIPPER PEER GROUP DURING THE YEAR ENDED
    DECEMBER 31, 2001?

A. The Global Income Fund declined 1.68% during the year ended December 31, 2001. During the same period the Salomon/Smith Barney World Government Bond Index, unhedged, declined 0.99% and our Lipper peer group of 304 Global Income annuity funds gained 1.37%.

Q.  DISCUSS THE FACTORS THAT MATERIALLY
    AFFECTED THE FUND'S PERFORMANCE DURING
    THE FISCAL PERIOD.

A. The year 2001 can be characterized as one in which geopolitical risks were suddenly redefined on a Tuesday in September. That is the day when terrorists senselessly attacked the Pentagon and destroyed the twin towers of the World Trade Center. Economically, the September 11 events exacerbated an already slowing US economy, which in turn worsened the economic slowdown across developed countries. Emerging economies, still struggling to recover from the 1998 crisis, remained soft, due to the recession and increasing political unrest in Argentina. The slackening economies were met with cuts in short-term interest rates by central banks around the world, with the U.S. Federal Reserve being the most aggressive. The net effect of reduced economic activity and easier monetary policy was lower interest rates among short-term government securities, and a steeper yield curve moving up the maturity spectrum for Treasury securities. The Fund took advantage of declining yields by maintaining portfolio duration longer than the benchmark, a strategy that allows us to take full advantage of interest rate trends. Another source of value to the Fund was the continued strength in the U.S. dollar. Although its economic activity contracted, the U.S. remained the preferred market for world investment flows. The Fund's heavy weighting in U.S. securities enhanced performance, taking advantage of appreciation in the U.S. dollar compared to other currencies. The Fund's relative return suffered due to holdings of select corporate securities. Ford and General Motors debt issues performed poorly due to downgrades of their credit ratings, and Royal KPN, a Dutch telecommunications company, suffered under a heavy debt load.

Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW
    HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Going forward, we expect the global recovery to be slow in developing, causing yields to resume falling into the second quarter. The markets will likely come to realize that a "V" shaped recovery, one of a sharp pickup in consumer demand, will fail to materialize, making investors rethink the proper places to invest their monies. The European Central Bank, having lagged the Fed in taking proactive steps to encourage growth, is expected to be more aggressive in 2002 in cutting their refinancing rate. As a result, we expect that interest rates in Europe will fall further than rates in the U.S. Japan remains mired in an economic slump that seems to have no end. Economic data there continues to disappoint even the most pessimistic forecasters. Without radical economic reform, we expect Japan's recession of the 1990's to continue well into this decade. This environment is very positive for interest rates and negative for the U.S. dollar. In the case of the latter, the rally in the U.S. dollar in the aftermath of the terrorist attacks reflected a view among global investors that strong monetary and fiscal stimulus would overcompensate for the effect of the attack and provoke a strong recovery, and, therefore, high rates of return on capital. As we expect activity will likely evolve in a way that proves those expectations wrong, foreign investors will reverse course and the dollar should weaken. As a result, interest rate hikes that have been factored into the market may not materialize, creating a favorable environment for the Fund.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

                        Global Income Fund             Salomon World Bond
5/1/97                        10,000                          10,000
6/97                          10,190                          10,394
12/97                         10,341                          10,548
6/98                          10,729                          10,843
12/98                         11,720                          12,163
6/99                          10,874                          11,290
12/99                         10,841                          11,644
6/00                          10,717                          11,647
12/00                         10,767                          11,829
6/01                          10,314                          11,289
12/01                         10,586                          11,712


           Global Income Fund (ending value $10,586)
           Salomon World Bond (ending value $11,712)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                       ONE          SINCE
                                      YEAR        INCEPTION
--------------------------------------------------------------------------------
Global Income Fund                     -1.68%         1.23%
--------------------------------------------------------------------------------
Salomon World Bond                     -0.99%         3.44%
--------------------------------------------------------------------------------
Lipper peer group average*              1.37%         N/A
--------------------------------------------------------------------------------
Inception date                        5/1/97
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek high return, emphasizing current income and, to a lesser extent, capital appreciation by investing primarily in a combination of foreign and domestic debt securities, with an emphasis in foreign debt securities.


CURRENCY EXPOSURE
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $8,902 (in thousands)

Pie graph omitted--plot points as follows:

Euro 36.8%
U.S. Dollars 29.9%
Japanese Yen 23.9%
Pound Sterling 5.0%
Canadian Dollars 2.9%
Others 1.5%


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $8,902 (in thousands)

Pie graph omitted--plot points as follows:

Europe 39.6%
United States 27.7%
Japan 20.2%
Other Regions 9.3%
Short Term 3.2%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 304 UNDERLYING ANNUITY FUNDS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              GLOBAL INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 96.9%
--------------------------------------------------------------------------------

AUSTRIA -- 2.9%

Republic of Austria
   4.00%    07/15/09 ........ EUR  $   309,000   $  257,085

BELGIUM -- 0.4%

Kingdom of Belgium
   5.00%    09/28/11 ........ EUR       40,000       35,253

CANADA -- 4.9%

Government of Canada
   5.00%    09/01/04 ........ CAD      110,000       71,310
   6.00%    06/01/11 ........ CAD      290,000      190,774
Province of Quebec
   1.60%    05/09/13 ........ JPY   23,000,000      174,532
                                                    436,616

FRANCE -- 5.1%

Government of France
   5.50%    10/25/07 ........ EUR      255,000      236,930
   5.50%    04/25/10 ........ EUR      235,000      216,256
                                                    453,186

GERMANY -- 13.3%

Bayerische Vereinsbank
   4.50%    06/24/02 ........ EUR      209,629      187,609
Federal Republic of Germany
   3.75%    09/12/03 ........ EUR       60,000       53,543
   4.50%    08/18/06 ........ EUR      115,000      102,889
   5.25%    01/04/11 ........ EUR      100,000       91,071
   5.00%    07/04/11 ........ EUR      400,000      355,687
   6.25%    01/04/30 ........ EUR      310,000      310,799
Hypothekenbank AG
   4.25%    07/16/02 ........ EUR       90,000       80,386
                                                  1,181,984

GREECE -- 2.5%

Hellenic Republic
   6.00%    02/19/06 ........ EUR      240,000      225,276

ITALY -- 4.3%

Republic of Italy
   0.375%   10/10/06 ........ JPY   20,000,000      152,103
   6.50%    11/01/27 ........ EUR      227,000      228,837
                                                    380,940

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

JAPAN -- 20.3%

Government of Japan
   1.10%    12/20/05 ........ JPY  $146,000,000 $ 1,146,180
   0.50%    03/20/06 ........ JPY    45,600,000     349,244
   1.80%    12/20/10 ........ JPY    38,000,000     304,238
                                                  1,799,662

SPAIN -- 7.7%

Kingdom of Spain
   4.50%    07/30/04 ........ EUR       480,000     433,130
   5.40%    07/30/11 ........ EUR       136,000     122,867
   5.35%    10/31/11 ........ EUR       140,000     126,683
                                                    682,680

SUPRANATIONAL AGENCIES -- 4.6%

European Investment Bank
   7.625%   12/07/06 ........ GBP        99,000     156,678
   4.00%    01/15/07 ........ EUR       170,000     147,234
   5.50%    12/07/09 ........ GBP        70,000     101,547
                                                    405,459
SWEDEN -- 1.4%

Government of Sweden
   5.00%    01/15/04 ........ SEK       535,000      51,710
   3.50%    04/20/06 ........ SEK       850,000      76,899
                                                    128,609
UNITED KINGDOM -- 1.8%

Treasury
   6.50%    12/07/03 ........ GBP        48,000      72,015
   7.75%    09/08/06 ........ GBP        55,000      88,787
                                                    160,802
UNITED STATES -- 27.7%

Fannie Mae
   7.125%   02/15/05 ........ USD       400,000     434,064(h)
   7.00%    07/01/31 ........ USD       338,347     345,789
Freddie Mac
   6.25%    12/07/05 ........ GBP        18,000      26,893
General Motors Acceptance Corp.
   7.75%    01/19/10 ........ USD       200,000     208,478(h)
Household Finance Corp.
   6.75%    05/15/11 ........ USD       100,000      99,506
Merrill Lynch & Co.
   7.25%    05/02/02 ........ USD       390,000     395,928
National Rural Utilities
   Cooperative Finance Corp.
   6.00%    05/15/06 ........ USD       100,000     101,850
The Tyco Capital Corp.
   5.50%    05/16/05 ........ EUR        70,000      62,750


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

U.S. Treasury Bonds
   5.25%    02/15/29 ........ USD $  710,000  $     664,737(h)
U.S. Treasury Notes
   5.00%    08/15/11 ........ USD    125,000        124,609
                                                  2,464,604

TOTAL INVESTMENTS IN SECURITIES
   (COST $8,865,689) ........                     8,612,156

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.3%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $289,610) ..............    289,610        289,610(n)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.2)% ...................                   (16,354)
                                                 ----------

NET ASSETS -- 100% ...............               $8,885,412
                                                 ==========

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

At December 31, 2001, the outstanding forward foreign currency contracts, which obligate the Global Income Fund to deliver currencies at a specified date, were as follows:

                                                        U.S. $     UNREALIZED
                                         SETTLEMENT    CURRENT    APPRECIATION/
        EXCHANGED FROM    EXCHANGED TO      DATE        VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------


PURCHASES
        GBP    100,000    USD $142,000   01/09/02     $ 145,301    $  3,301
        JPY 47,000,000    USD  380,259   01/10/02       358,931     (21,328)
                                                      ---------    --------
                                                      $ 504,232    $(18,027)
                                                      ---------    --------

SALES
        EUR    150,000    USD $132,639   01/09/02     $ 133,473    $   (834)
        JPY  4,763,000    USD   38,723   01/10/02        36,374       2,349
                                                      ---------    --------
                                                      $ 169,847    $  1,515
                                                      ---------    --------
NET UNREALIZED DEPRECIATION                                        $(16,512)
                                                                   ========

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------


  Q&A

Q.  HOW DID THE TOTAL RETURN FUND PERFORM
    COMPARED TO ITS BENCHMARK AND LIPPER
    PEER GROUP DURING THE YEAR ENDED
    DECEMBER 31, 2001?

A. The Total Return Fund declined 2.89% during the year ended December 31, 2001. During the same period, the Fund's broad-based benchmarks, the Standard & Poor's 500 Composite Price Index and the Lehman Brothers Aggregate Bond Index, declined 11.91% and increased 8.44%, respectively. The Fund easily outpaced its Lipper peer group of 773 Flexible Portfolio annuity funds which lost an average of 5.93%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND
    PERFORMANCE AND WHAT DO YOU ANTICIPATE
    GOING FORWARD WITHIN EACH OF THE ASSET
    CLASSES REPRESENTED IN THE FUND?

A. The U.S. equity portion of the Fund outperformed the S&P 500 Index primarily due to solid stock selection in the technology sector. Unlike the previous year in which the Fund's strong relative performance was due to an under-weight position in the technology sector, this year stock selection was the key, as we took advantage of more reasonably valued technology stocks. Service companies like First Data, Equifax, and Certigy performed well, as did Microsoft. The communications equipment industry, which we de-emphasized, was extremely weak this year due to lower demand by both Internet companies and other corporations looking to rein in technology spending. Our overweight position in the consumer stable sector helped our performance year-to-date, despite weakness in the fourth quarter. The consumer cyclical sector remained a difficult area this year, particularly in broadcast media and services. We were overweight broadcast media in 2001, which performed poorly due to the steepest decline in the advertising market seen in recent memory. These are uncertain times and while we hope for a recovery early in 2002, this is far from certain. Based on our strategy of holding industry leaders with strong, understandable growth and solid balance sheets, we believe the aggregate portfolio remains well positioned for good relative performance in the current environment.

    The fixed income portion of the Fund provided solid returns, although it slightly underperformed the Lehman Brothers Aggregate Bond Index. The year began with a surprise inter-meeting move by the Federal Reserve (the Fed) to lower its federal funds rate 50 basis points on January 3rd. With what would be the first of eleven such easings of monetary policy, the bond market rally was off and running. By year's end, the target for the Fed's overnight bank lending rate had been reduced eleven times and 475 basis points (4.75%) to 1.75%. Treasury yields along the entire maturity spectrum dropped, particularly on the shorter end, as bond investors continued to price in further Fed easing to fight off a slowing of the economy. The prospect that these timely central bank moves would stave off recession drew investors toward corporate bonds, narrowing their yield differentials to U.S. Treasuries. But, in fact, recession did indeed set in during the third quarter (-1.3% real GDP growth), with falling employment and consumer confidence, exacerbated by the tragedy of September 11th. The Fed immediately rushed in to supply liquidity to the financial markets. As a result, short-term yields continued to decline far faster than those on the longer end of the maturity spectrum. Long-term U.S. Treasuries enjoyed a surprise up move in prices in late October when the Treasury announced the suspension of thirty-year bond issuance. Although economic activity remained negative in the fourth quarter, investors saw signs of a bottoming in consumer confidence and lower unemployment claims, subsequently pushing yields higher in November and December. By year- end, 2, 5 and 10-year note yields fell 207, 67 and 6 basis points, respectively, while the 30-year bond yield inched up 1 basis point. As a result, 2, 5, 10 and thirty-year yields ended 2001 at 3.02%, 4.30%, 5.05% and 5.47%, respectively. Corporate bonds performed the best during the year, generating returns that were about 2.5% better than those of U.S. Treasuries. Mortgage-backed securities were hurt by the volatility, and a plummet in mortgage refinancing activity caused by the sharp backup in rates in November. Asset backed and commercial mortgage backed sectors performed well in 2001, generating returns in excess of what was earned in Treasury securities.

    Our allocation in international equities sets the Fund apart from many other balanced funds, which typically focus only on U.S. financial markets. The global economy deteriorated sharply in 2001, with no single region avoiding either a substantial drop in the rate of economic growth or a move into actual recession. These economic struggles were triggered by a collapse in investment at the corporate level. By contrast, the consumer has remained active throughout this difficult period. The massive coordinated easing of monetary policy around the world would have had an impact on the global economy earlier but for the shock of the terrorist attacks on the United States in September. However, we do anticipate that with interest rates at 40-year lows, we should be on the verge of an economic recovery.

Q.  WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS
    ASSET CLASSES AND HOW HAVE THEY CHANGED OVER
    THE PAST SIX MONTHS?

A. Currently, the Fund's asset allocation mix is 42% in U.S. equities, 16% in international equities, 37% in fixed income securities, and 5% in cash and cash equivalents. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have not changed during the period and the current weightings are in line with Committee's investment policy.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

                Total Return Fund     S&P 500     LB Aggregate   Composite Index
12/91                10,000            10,000         10,000          10,000
12/92                10,748            10,772         10,740          10,765
12/93                12,205            11,851         11,787          11,836
12/94                12,514            12,005         11,444          11,796
12/95                16,026            16,506         13,558          15,290
12/96                17,725            20,322         14,050          17,593
12/97                20,913            27,087         15,406          21,740
12/98                24,489            34,860         16,745          26,316
12/99                27,734            42,204         16,607          29,478
12/00                29,105            38,328         18,538          29,170
12/01                28,264            33,763         20,103          28,083


           Total Return Fund (ending value $28,264)
           S&P 500 (ending value $33,763)
           LB Aggregate (ending value $20,103)
           Composite Index (ending value $28,083)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                  ONE        FIVE        TEN
                                  YEAR       YEAR       YEAR
--------------------------------------------------------------------------------
Total Return Fund                 -2.89%      9.78%     10.95%
--------------------------------------------------------------------------------
S&P 500                          -11.91%     10.69%     12.94%
--------------------------------------------------------------------------------
LB Aggregate                       8.44%      7.43%      7.23%
--------------------------------------------------------------------------------
Composite Index**                 -3.73%      9.80%     10.88%
--------------------------------------------------------------------------------
Lipper peer group average*        -5.93%      6.69%      8.38%
--------------------------------------------------------------------------------
Inception date                    7/1/85
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in a combination of equity and investment grade debt securities.


TOP TEN HOLDINGS
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                       2.89%
--------------------------------------------------------------------------------
  First Data Corp.                                     2.54%
--------------------------------------------------------------------------------
  Liberty Media Corp. (Class A)                        1.55%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 1.53%
--------------------------------------------------------------------------------
  Fannie Mae                                           1.51%
--------------------------------------------------------------------------------
  U.S. Treasury Notes 4.625%, 5/15/06                  1.39%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds 9.125%, 5/15/09                  1.35%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds 8.125%, 8/15/19                  1.24%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    1.24%
--------------------------------------------------------------------------------
  Vodafone Group PLC ADR                               1.19%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $137,703 (in thousands)

Pie graph omitted--plot points as follows:

Domestic Equity 41.8%
Bonds and Notes 37.2%
Foreign Equity 15.5%
Short Term & Other 5.5%


 * LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE FLEXIBLE PORTFOLIO PEER GROUP CONSISTING OF 773, 469 AND 158 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

** THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPOSED OF 60% S&P 500 INDEX
   AND 40% LB AGGREGATE BOND INDEX.

   SEE NOTES TO PERFORMANCE.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 44.1%
--------------------------------------------------------------------------------


CAPITAL GOODS -- 3.8%

Alleghany Corp. .................        319 $       61,392(a)
Dover Corp. .....................     43,493      1,612,286
Emerson Electric Co. ............      5,064        289,154
Minnesota Mining &
   Manufacturing Co. ............      2,947        348,365
Molex Inc. (Class A) ............     49,969      1,351,661
United Technologies Corp. .......      4,509        291,417
Waste Management Inc. ...........     33,019      1,053,636
                                                  5,007,911

CONSUMER - CYCLICAL -- 6.7%

Carnival Corp. ..................     33,925        952,614
Catalina Marketing Corp. ........     32,646      1,132,816(a)
Charter Communications Inc.
   (Class A) ....................     15,990        262,716(a)
Comcast Corp. (Class A) .........     38,589      1,389,204(a)
CVS Corp. .......................      7,196        213,002
Gemstar-TV Guide International
   Inc. .........................      3,971        109,997(a)
Home Depot Inc. .................     25,051      1,277,851
Liberty Media Corp. (Class A) ...    153,264      2,145,696(a)
NTL Inc. ........................     55,912         52,557(a)
The Interpublic Group of Cos.
   Inc. .........................     23,985        708,517
The Walt Disney Co. .............      8,795        182,232
Viacom Inc. (Class B) ...........      8,771        387,240(a)
                                                  8,814,442

CONSUMER - STABLE -- 11.7%

Abbott Laboratories .............     23,719      1,322,334
American Home Products Corp. ....     14,258        874,871
Apogent Technologies Inc. .......     29,208        753,566(a)
Bristol-Myers Squibb Co. ........     19,988      1,019,388
Cardinal Health Inc. ............     32,513      2,102,291(h)
Colgate-Palmolive Co. ...........      4,637        267,787
DENTSPLY International Inc. .....     10,100        507,020
Energizer Holdings Inc. .........      5,410        103,061(a)
IMS Health Inc. .................     10,447        203,821
Johnson & Johnson ...............     28,862      1,705,744(h)
Lincare Holdings Inc. ...........     42,214      1,209,431(a,h)
Medtronic Inc. ..................      3,115        159,519
Merck & Co. Inc. ................     23,425      1,377,390
Pepsico Inc. ....................     17,509        852,513
Pfizer Inc. .....................     37,017      1,475,127
Philip Morris Cos. Inc. .........     14,498        664,733
Sybron Dental Specialties Inc. ..      8,475        182,891(a)
The Gillette Co. ................     16,230        542,082
                                                 15,323,569

ENERGY -- 2.8%

Anadarko Petroleum Corp. ........     12,979        737,856
Baker Hughes Inc. ...............     20,654        753,251
ExxonMobil Corp. ................     17,696        695,453
Nabors Industries Inc. ..........     13,885        476,672(a)
Schlumberger Ltd. ...............     16,790        922,611
                                                  3,585,843

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIAL -- 9.6%

AFLAC Inc. ......................      8,661  $     212,714
American Express Co. ............     17,005        606,908
American International Group Inc.     18,138      1,440,157
Bank One Corp. ..................     14,071        549,473
Berkshire Hathaway Inc.
   (Class B) ....................        336        848,400(a)
Citigroup Inc. ..................     78,959      3,985,850
Fannie Mae ......................     26,208      2,083,536
Fidelity National Financial Inc..     12,606        312,624
Loews Corp. .....................      9,061        501,798
Marsh & McLennan Cos. Inc. ......      9,647      1,036,570
State Street Corp. ..............     15,164        792,319(e)
Washington Mutual Inc. ..........      3,731        122,004
                                                 12,492,353

TECHNOLOGY -- 9.4%

Applied Materials Inc. ..........     12,446        499,085(a)
Automatic Data Processing Inc. ..     24,705      1,455,124
Certegy Inc. ....................     25,424        870,009(a)
Cisco Systems Inc. ..............     27,050        489,876(a)
Dell Computer Corp. .............     20,387        554,119(a)
EMC Corp. .......................     15,457        207,742(a)
Equifax Inc. ....................     50,155      1,211,243
First Data Corp. ................     44,639      3,501,930
Intel Corp. .....................     37,310      1,173,400
Intuit Inc. .....................     14,258        609,957(a)
Microsoft Corp. .................     22,786      1,509,572(a)
Texas Instruments Inc. ..........      6,503        182,084
                                                 12,264,141

UTILITIES -- 0.1%

Sprint Corp. (PCS Group) ........      5,410        132,058(a)

TOTAL DOMESTIC EQUITY
   (COST $49,586,646) ...........                57,620,317

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 16.0%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 2.3%

Autoliv Inc. SDR ................     12,114        243,369
Bayerische Motoren Werke
   (BMW) AG .....................      6,197        215,962
Giordano International Ltd. .....    176,000         77,869
Grupo Televisa S.A. ADR .........      3,430        148,108(a)
HONDA MOTOR CO. LTD. ............      3,700        147,706
Koninklijke (Royal) Philips
   Electronics N.V. .............      9,361        278,145
Lagardere S.C.A. ................      9,536        398,958
Mazda Motor Corp. ...............     69,000        122,716(a)
Michelin CGDE (Regd.) (Class B) .      6,637        218,889(a)
Reed International PLC ..........     17,286        143,243
SANYO ELECTRIC CO. LTD. .........     12,000         56,698
Sharp Corp. .....................     16,000        187,222
Sony Corp. ......................      4,700        214,892
Vivendi Universal S.A. ..........     10,572        578,756
                                                  3,032,533


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 0.8%
--------------------------------------------------------------------------------

Carrefour S.A. ..................      8,870  $     461,105
Koninklijke Ahold N.V. ..........     14,064        409,123
Safeway PLC .....................     28,141        130,917
                                                  1,001,145

ENERGY -- 1.1%

China Petroleum & Chemical Corp.
   (Series H) ...................    746,000        102,366
Petro-Canada ....................     13,166        325,036
Petroleo Brasileiro S.A. -
   Petrobras ADR ................      1,446         32,145
Petroleo Brasileiro S.A. -
   Petrobras ADR ................      6,701        156,133
Repsol YPF S.A. .................      2,833         41,307
Saipem S.p.A. ...................     23,189        113,529
Statoil ASA .....................      8,526         58,413(a)
TotalFinaElf (Class B) ..........      4,128        589,396
                                                  1,418,325

FINANCIAL -- 4.1%

AIFUL CORP. .....................        750         48,546
Allianz AG ......................        426        100,868
Axa                                   12,530        261,775
Banca Intesa S.p.A. .............     82,997        207,602
Banco Comercial Portugues
   S.A. (BCP) ...................     46,630        188,860(a)
Bank of Ireland .................     18,305        173,207
Bayerische Hypo- und
   Vereinsbank AG ...............      2,422         73,992
BNP Paribas S.A. ................      3,867        345,942
CGNU PLC ........................     35,798        439,764
Cheung Kong (Holdings) Ltd. .....     20,982        217,953
Credit Suisse Group .............      8,450        360,485(a)
Deutsche Bank AG ................      4,111        290,557
Friends Provident PLC ...........     49,815        144,842(a)
ING Groep N.V. ..................     18,791        479,056
Kookmin Bank ADR ................        901         34,291
Manulife Financial Corp. ........      7,645        199,731
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ......      1,514        410,977
Nordea AB (NDA) FDR .............     30,396        162,071
Prudential PLC ..................     17,916        207,328
Riunione Adriatica di Sicurta
   S.p.A (RAS) ..................     25,634        301,884
Royal & Sun Alliance Insurance
   Group PLC ....................     41,183        236,344
Sampo Oyj (Series A) ............     35,133        275,208
Svenska Handelsbanken AB
   (Series A) ...................      1,152         16,972
Uniao de Bancos Brasileiros
   S.A. GDR .....................      5,673        126,508
                                                  5,304,763

HEALTHCARE -- 0.9%

Amersham PLC                          15,752        152,172
Aventis S.A. (Class A)                 5,117        363,253
Biovail Corp.                            717         40,331(a)
Elan Corp. PLC ADR                     3,300        148,698(a)
Fresenius Medical Care AG              1,660        102,697
Merck KGaA                             3,000        110,797
SANKYO CO. LTD.                        4,000         68,544

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

TERUMO CORP. ....................      5,700  $      73,877
Teva Pharmaceutical Industries
   Ltd. ADR .....................      2,923        180,145
                                                  1,240,514

INDUSTRIALS -- 1.6%

Acciona S.A. ....................        791         28,869
BAE Systems PLC .................    127,269        572,648
Bombardier Inc. (Class B) .......     11,603        120,235
Brambles Industries Ltd. ........     69,305        368,927
Empresa Brasileira de Aeronautica
   S.A. ADR .....................      6,947        153,737
IHC Caland N.V. .................      4,646        217,121
Invensys PLC ....................    106,070        183,889
ITOCHU Corp. ....................     27,093         61,213
Johnson Electric Holdings Ltd. ..     94,000         98,849
KOMATSU LTD. ....................     40,000        143,195
Minebea Co. Ltd. ................     26,000        140,111
                                                  2,088,794

INFORMATION TECHNOLOGY -- 1.2%

ASM Lithography Holding N.V. ....      4,677         81,266(a)
Canon Inc. ......................      8,000        275,399
CGI Group Inc. (Class A) ........     13,062        100,490(a)
Datacraft Asia Ltd. .............     24,040         52,407
Fujitsu Ltd. ....................      8,000         58,255
MURATA MANUFACTURING
   CO. LTD. .....................      2,300        137,990
Samsung Electronics Co. Ltd. ....      1,000        213,221
Taiwan Semiconductor
   Manufacturing Co. Ltd. .......    193,756        485,083(a)
TietoEnator Oyj .................        315          8,342
Toshiba Corp. ...................     58,000        199,221
                                                  1,611,674

MATERIALS -- 1.2%

BHP Billiton PLC ................     68,506        347,583
CRH PLC .........................     17,393        305,777
Ispat International N.V. (Regd.)
   (Class A) ....................      3,540          6,195(a)
Jefferson Smurfit Group PLC .....     44,233         96,022
Metallgesellschaft AG ...........     13,034        108,481
Pohang Iron & Steel Co. Ltd.
   (POSCO) ......................      1,490        138,922
Pohang Iron & Steel Co. Ltd.
   (POSCO) ADR ..................      6,092        140,116
Shin-Etsu Chemical Co. ..........      4,800        172,567
Stora Enso Oyj ..................     18,020        230,662
Syngenta AG ADR .................      1,775         91,980(a)
                                                  1,638,305

TELECOMMUNICATION SERVICES -- 2.3%

Cable & Wireless PLC ............     20,495         98,474
Korea Telecom Corp. ADR .........      3,779         76,827
Korea Telecom Corp. .............        258          9,849
Nippon Telegraph and Telephone
   Corp. (NTT) ..................         13         42,371
NTT DoCoMo Inc. .................          5         58,774
Telefonica S.A. .................     33,048        442,148(a)
Telefonica S.A. ADR .............        235          9,419(a)
Vodafone Group PLC ..............    238,157        622,352
Vodafone Group PLC ADR ..........     63,960      1,642,493
                                                  3,002,707


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

UTILITIES -- 0.5%

E.On AG .........................      3,416   $    176,911
International Power PLC .........     25,998         76,537(a)
National Grid Group PLC .........     21,612        134,475
Scottish Power PLC ..............      1,636          9,038
Suez S.A. .......................      7,639        231,195
                                                    628,156

TOTAL FOREIGN EQUITY
   (COST $23,341,418) ...........                20,966,916

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 39.1%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 6.9%

U.S. Treasury Bonds
   9.125%   05/15/09 ............ $1,660,000      1,864,130(h)
   7.25%    05/15/16 ............    775,000        895,970(h)
   8.125%   08/15/19 ............  1,355,000      1,710,904(h)
   6.875%   08/15/25 ............    815,000        929,353(h)
   5.375%   02/15/31 ............    585,000        576,500(h)
                                                  5,976,857
U.S. Treasury Notes
   4.625%   05/15/06 ............  1,890,000      1,915,685(h)
   3.50%    01/15/11 ............  1,215,121      1,211,318(h)
                                                  3,127,003

TOTAL U.S. TREASURIES
   (COST $9,147,671) ............                 9,103,860


FEDERAL AGENCIES -- 3.4%

Federal Home Loan Mortgage Corp.
   5.25%    12/20/04 ............    335,000        341,907(h)
   5.50%    09/15/11 ............    375,000        367,440
   6.00%    06/15/11 ............    895,000        909,544
                                                  1,618,891
Federal National Mortgage Assoc.
   3.50%    09/15/04 ............    240,000        237,787
   4.375%   10/15/06 ............    250,000        244,883
   5.25%    08/14/06 ............    590,000        596,307
   5.50%    02/15/06 ............    460,000        473,943(h)
   6.25%    07/19/11 ............    115,000        118,441
   6.50%    08/15/04 ............    600,000        639,282
   7.125%   01/15/30 ............    450,000        499,360(h)
                                                  2,810,003

TOTAL FEDERAL AGENCIES
   (COST $4,411,641) ............                 4,428,894

AGENCY MORTGAGE BACKED -- 12.2%

Federal Home Loan
   Mortgage Corp.
   6.00%    04/01/29 - 01/01/31 .    643,134        631,677
   6.50%    06/01/29 - 03/01/30 .    175,675        176,169
   7.00%    01/01/30 ............     25,969         26,497
   7.50%    11/01/09 - 09/01/31 .    868,928        900,963
   8.00%    01/01/30 - 07/01/30 .     76,105         79,816
   9.00%    10/01/25 ............      7,537          8,055
                                                  1,823,177

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Federal National
   Mortgage Assoc.
   5.50%    03/01/14 - 01/01/16 . $  775,747   $    769,369
   6.00%    02/01/14 - 10/01/29 .    551,391        543,995
   6.50%    04/01/16 - 09/01/29 .    325,971        326,936
   7.00%    08/01/13 ............     14,225         14,785
   7.50%    12/01/09 - 09/01/31 .  1,818,043      1,886,513
   8.00%    12/01/11 - 09/01/31 .  1,094,991      1,151,013
   8.50%    04/01/30 - 08/01/31 .    643,053        683,278
   9.00%    06/01/09 - 12/01/22 .    219,828        235,610
   6.00%    TBA .................    242,000        236,630(c)
   6.50%    TBA .................  3,028,000      3,028,000(c)
   7.00%    TBA .................  1,051,000      1,087,133(c)
   7.50%    TBA .................  1,892,000      1,952,317(c)
                                                 11,915,579
Government National
   Mortgage Assoc.
   6.50%    04/15/24 ............     29,412         29,734
   7.00%    03/15/12 ............    322,625        337,240
   7.50%    03/15/27 - 01/15/28 .    475,706        493,296
   8.00%    03/15/30 - 06/15/30 .    206,094        215,752
   9.00%    11/15/16 - 12/15/21 .    140,204        152,963
   6.50%    TBA .................    958,000        961,295(c)
                                                  2,190,280

TOTAL AGENCY MORTGAGE BACKED
   (COST $15,786,791) ...........                15,929,036


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%

Federal Home Loan Mortgage Corp.
   6.00%    09/15/23 ............     57,000         58,532
   6.25%    01/15/26 ............     67,044         67,631
   6.39%    04/01/28 ............    112,634         86,381(d,f)
   6.43%    10/15/23 ............     46,063         35,626(d,f)
   6.60%    02/15/22 ............    550,000        570,625
   6.67%    08/01/27 ............     12,952         10,884(d,f)
   7.00%    01/15/28 - 02/15/31 .    178,000        157,576
   7.50%    07/15/27 - 07/15/29 .    224,453         41,493(g)
   7.75%    03/15/22 ............    132,537        138,431
   8.00%    02/01/23 - 07/01/24 .     50,997         11,167(g)
   8.12%    05/15/24 ............     35,118         23,940(d,f)
   8.769%   01/15/02 ............     39,000         35,121(i)
   11.713%  01/15/02 ............     75,014         61,570(i)
   13.409%  01/15/02 ............    108,000        109,361(i)
   14.219%  01/15/02 ............    100,000         94,563(i)
   14.309%  01/15/02 ............     31,000         27,507(i)
   14.327%  01/15/02 ............     29,801         29,578(i)
   14.407%  01/15/02 ............     46,000         48,005(i)
   14.65%   01/15/02 ............     35,301         34,818(i)
   14.699%  01/15/02 ............     83,372         75,924(i)
   16.079%  01/15/02                  41,000         37,934(i)
   16.131%  01/15/02 ............     43,000         39,990(i)
   19.839%  01/15/02 ............    117,452        120,197(i)
                                                  1,916,854
Federal National Mortgage Assoc.
   5.61%    10/25/29 ............     58,735         44,767(d,f)
   6.43%    05/01/28 ............    194,767        150,761(d,f)
   6.67%    01/25/02 ............    286,827         36,660(g,i)
   7.00%    12/01/29 ............     81,090         16,446(g)
   7.50%    05/01/23 - 04/01/27 .    976,174        220,877(g)
   8.00%    02/01/23 - 11/01/29 .    487,434        110,766(g)
   11.64%   01/18/02 ............     35,561         29,599(i)
   12.125%  01/25/02 ............     35,000         32,725(i)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
   14.175%  01/25/02 ............  $ 130,000  $     130,977(i)
   14.544%  01/25/02 ............     31,994         31,688(i)
   16.25%   01/25/02 ............    105,111         92,820(i)
   17.082%  01/25/02 ............     25,961         25,855(i)
   20.053%  01/25/02 ............     39,358         40,576(i)
   1,008.00%   05/25/22 .........         55          1,162(g)
   1,080.912%  03/25/22 .........        227          4,474(g)
                                                    970,153

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $2,778,881) ............                 2,887,007

ASSET BACKED -- 3.8%

American Express Credit Account
   Master Trust
   6.40%    04/15/05 ............    240,000        246,000
American Express Master Trust
   2.046%   01/15/02 ............    376,000        376,587(i)
Citibank Credit Card Issuance Trust
   6.90%    10/15/07 ............     28,000         29,974
Discover Card Master Trust I
   2.116%   01/15/02 ............  1,000,000      1,001,870(i)
   5.30%    11/16/06 ............    245,000        250,780
First USA Credit Card Master Trust
   2.183%   01/10/02 ............    300,000        300,279(i)
Ford Credit Auto Owner Trust
   6.62%    07/15/04 ............    330,000        341,444
Green Tree Financial Corp.
   Series 1993-1
   6.90%    04/15/18 ............     10,683         11,100
   6.97%    04/01/31 ............     44,000         45,719
Household Private Label Credit Card
   Master Note Trust I
   2.036%   01/15/02 ............     32,000         32,050(i)
MBNA Master Credit Card Trust
   2.056%   01/15/02 ............  1,000,000      1,002,180(i)
   2.126%   01/15/02 ............    107,000        107,167(i)
Metris Master Trust
   2.163%   01/20/02 ............    832,000        828,782(i)
Mid-State Trust
   7.54%    07/01/35 ............     10,425         10,806
PSE&G Transition Funding LLC
   6.61%    06/15/15 ............    300,000        310,050
West Penn Funding LLC
   6.81%    09/25/08 ............     33,000         35,220

TOTAL ASSET BACKED
   (COST $4,902,975) ............                 4,930,008


CORPORATE NOTES -- 8.2%

Abbey National Capital Trust I
   8.963%   06/30/30 ............     85,000         96,004(i)
Abbey National PLC
   6.70%    06/15/08 ............    105,000        103,409(i)
Abbott Laboratories
   5.125%   07/01/04 ............    340,000        349,724
Aetna Services Inc.
   7.375%   03/01/06 ............     85,000         85,415
   6.97%    08/15/36 ............    100,000        103,592
Ahold Finance USA Inc.
   8.25%    07/15/10 ............    235,000        260,932

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Amerada Hess Corp.
   7.875%   10/01/29 ............   $115,000   $    121,731
American Airlines Inc.
   6.855%   10/15/10 ............     68,945         69,222
   10.18%   01/02/13 ............     25,000         21,500
AOL Time Warner Inc.
   7.625%   04/15/31 ............    230,000        243,407
AT&T Corp.
   6.50%    03/15/29 ............    160,000        139,765
Axa
   8.60%    12/15/30 ............    165,000        184,361
Bank of America Corp.
   7.40%    01/15/11 ............     30,000         32,179
Bank One Corp.
   6.50%    02/01/06 ............     80,000         83,642
Bellsouth Capital Funding
   7.875%   02/15/30 ............    100,000        115,680
Bellsouth Telecomm Inc.
   6.375%   06/01/28 ............     50,000         48,284
Boeing Capital Corp.
   7.10%    09/27/05 ............    105,000        110,286
Brascan Ltd.
   7.375%   10/01/02 ............     15,000         15,369
Bristol-Myers Squibb Co.
   6.875%   08/01/97 ............     75,000         77,237
British Telecommunications PLC
   8.375%   12/15/10 ............     95,000        104,962(i)
Capital One Bank
   6.875%   02/01/06 ............    125,000        121,724
CIT Group Inc.
   7.125%   10/15/04 ............     35,000         37,179
Citigroup Inc.
   5.70%    02/06/04 ............    225,000        233,539
   7.25%    10/01/10 ............    200,000        214,526
Clear Channel Communications Inc.
   7.25%    09/15/03 ............     90,000         93,077
   7.875%   06/15/05 ............    235,000        246,052
Cleveland Electric Toledo Edison
   7.67%    07/01/04 ............    115,000        122,501
Coca-Cola Enterprises Inc.
   6.70%    10/15/36 ............     90,000         94,568
Conagra Foods Inc.
   7.125%   10/01/26 ............     70,000         74,285
Conoco Inc.
   5.90%    04/15/04 ............     70,000         72,312
CSC Holdings Inc.
   8.125%   07/15/09 ............     60,000         61,818
Delta Air Lines Inc.
   7.57%    11/18/10 ............    100,000         97,655
Deutsche Telekom AG
   8.25%    06/15/30 ............    210,000        233,074
Dominion Resources Inc.
   6.00%    01/31/03 ............    200,000        205,752
Duke Capital Corp.
   7.25%    10/01/04 ............    165,000        174,141
Duke Energy Corp.
   5.375%   01/01/09 ............    200,000        188,436
El Paso Corp.
   7.375%   12/15/12 ............     90,000         90,222
FedEx Corp.
   7.50%    01/15/18 ............     92,407         94,717
FleetBoston Financial Corp.
   4.875%   12/01/06 ............     65,000         63,253


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Ford Motor Credit Co.
   7.60%    08/01/05 ............   $180,000  $     185,159
   7.375%   10/28/09 ............     40,000         39,491
   7.25%    10/25/11 ............     75,000         73,044
FPL Group Capital Inc.
   7.375%   06/01/09 ............    305,000        318,813
General Motors Acceptance Corp.
   5.80%    03/12/03 ............    120,000        122,619
   5.75%    11/10/03 ............     20,000         20,417
   6.125%   09/15/06 ............     45,000         44,530
   6.125%   01/22/08 ............     55,000         53,358
   7.25%    03/02/11 ............    190,000        191,355
Georgia-Pacific Group
   9.95%    06/15/02 ............     25,000         25,541
Heritage Media Corp.
   8.75%    02/15/06 ............     35,000         33,950
Household Finance Corp.
   7.20%    07/15/06 ............     50,000         53,181
   6.75%    05/15/11 ............    375,000        373,147
Hydro-Quebec
   8.25%    04/15/26 ............    125,000        150,167
Kroger Co.
   7.375%   03/01/05 ............    140,000        147,862
LCI International Inc.
   7.25%    06/15/07 ............     70,000         71,112
MetLife Inc.
   5.25%    12/01/06 ............     15,000         14,963
MidAmerican Energy Co.
   7.375%   08/01/02 ............     70,000         71,910
Morgan Stanley Dean Witter & Co.
   7.125%   01/15/03 ............    100,000        104,489
   6.75%    04/15/11 ............    160,000        163,733
Nabisco Inc.
   6.125%   02/01/33 ............     30,000         30,713
National Rural Utilities Cooperative
   6.00%    05/15/06 ............     85,000         86,572
NB Capital Trust IV
   8.25%    04/15/27 ............    105,000        111,066
News America Holdings Inc.
   7.625%   11/30/28 ............     60,000         58,126
Noram Energy Corp.
   6.375%   11/01/03 ............     30,000         30,875(i)
Pemex Finance Ltd.
   9.03%    02/15/11 ............     45,000         48,604
Petroleos Mexicanos
   9.50%    09/15/27 ............     80,000         87,760
Phillips Petroleum Co.
   9.375%   02/15/11 ............    150,000        182,632
PP&L Capital Funding Inc.
   7.75%    04/15/05 ............     25,000         25,919
Procter & Gamble Co.
   9.36%    01/01/21 ............     55,000         68,271
Progress Energy Inc.
   6.55%    03/01/04 ............     65,000         67,781
   7.75%    03/01/31 ............     65,000         69,523
Qwest Corp.
   5.625%   11/15/08 ............    100,000         89,948
Raytheon Co.
   7.90%    03/01/03                 240,000        249,557
   6.75%    08/15/07 ............    100,000        102,832
Royal Bank of Scotland Group PLC
   7.648%   09/30/31 ............     25,000         25,309(i)
   8.817%   03/31/49 ............     65,000         71,872

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Safeway Inc.
   6.15%    03/01/06 ............  $  90,000   $     93,170
SBC Communications Inc.
   6.25%    03/15/11 ............    375,000        381,750
Tele-Communications Inc.
   9.80%    02/01/12 ............     30,000         36,262
The Walt Disney Co.
   5.62%    12/01/08 ............     40,000         37,700
Turner Broadcasting Systems Inc.
   8.375%   07/01/13 ............     50,000         56,462
UBS PFD Funding Trust I
   8.622%   10/01/10 ............    370,000        411,701(i)
Union Carbide Corp.
   6.79%    06/01/25 ............    105,000        112,152
Union Pacific Corp.
   5.84%    05/25/04 ............     70,000         72,254
United Air Lines Inc.
   7.73%    07/01/10 ............    465,000        437,221
   9.56%    10/19/18 ............     35,000         25,900
USA Networks Inc.
   6.75%    11/15/05 ............     55,000         56,851
Viacom Inc.
   7.75%    06/01/05 ............     15,000         16,091
Wachovia Corp.
   4.95%    11/01/06 ............     60,000         58,929
Williams Cos. Inc.
   6.125%   12/01/03 ............    225,000        228,058
WorldCom Inc.
   6.40%    08/15/05 ............     35,000         35,662
   8.25%    05/15/31 ............     60,000         63,266

TOTAL CORPORATE NOTES
   (COST $10,383,553) ...........                10,675,162


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%

Bear Stearns Commercial Mortgage
   Securities Inc.
   5.06%    11/15/16 ............     65,831         63,938
   6.20%    02/14/31 ............     40,000         39,863
   5.61%    11/15/33 ............     50,000         47,805
   6.48%    02/15/35 ............     25,000         25,523
Chase Commercial Mortgage
   Securities Corp.
   6.025%   08/18/07 ............    109,893        113,105
   6.39%    11/18/08 ............     50,000         51,324
   6.56%    05/18/30 ............    101,000        104,833
Commercial Mortgage
   Acceptance Corp.
   6.03%    09/15/30 ............     30,000         30,500
CS First Boston Mortgage
   Securities Corp.
   6.505%   02/15/34 ............     52,000         53,252
   3.801%   09/15/34 ............     32,456         31,957
   5.107%   09/15/34 ............     25,000         23,836
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                 205,000        209,216
First Nationwide Trust
   7.50%    12/19/30 ............     90,304         91,909
GMAC Commercial Mortgage
   Security Inc.
   6.42%    08/15/08 ............    307,000        316,620


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

J.P. Morgan Chase Commercial
   Mortgage Securities
   6.678%   11/15/35 ............  $  30,000    $    30,231
LB Commercial Conduit
   Mortgage Trust
   6.21%    10/15/35 ............     80,000         81,332
LB-UBS Commercial Mortgage Trust
   5.533%   12/15/25 ............     35,000         34,891
   6.365%   12/15/28 ............     86,000         86,968
   6.133%   12/15/30 ............     87,000         86,166
   6.512%   06/15/36 ............     25,000         25,211
   6.653%   06/15/36 ............     25,000         25,070
Lehman Large Loan (Class A2)
   6.84%    09/12/06 ............     53,000         55,584
Morgan Stanley Capital I
   6.34%    11/15/07 ............     37,833         39,283
   6.25%    03/15/30 ............     87,127         90,695
   7.11%    04/15/33 ............    113,000        119,803
Morgan Stanley Dean Witter Capital I
   6.55%    03/15/12 ............     25,000         24,886
   5.98%    02/01/31 ............     56,780         58,506
   6.54%    02/01/31 ............     97,000         99,031
   5.72%    12/18/32 ............    133,000        130,174
   6.01%    07/15/33 ............     33,412         33,620
   6.96%    10/15/33 ............     93,821         97,958
   7.20%    10/15/33 ............     50,000         53,213
   5.90%    10/15/35 ............     75,000         75,172
   6.39%    10/15/35 ............     75,000         75,315
   6.56%    10/15/35 ............     25,000         25,175
Nationslink Funding Corp.
   6.001%   08/20/30 ............     63,687         65,478
Residential Asset Securitization Trust
   1.06%    08/25/30 ............    307,616          6,970(g)
Residential Funding Mortgage
    Securities Inc.
   21.24%   01/25/02 ............    220,000        220,069(i)
Salomon Brothers Mortgage
   Securities Inc. VII
   7.00%    07/25/24 ............     70,097         78,095

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $2,907,965) ............                 2,922,577


SOVEREIGN BONDS -- 0.2%

Manitoba Province of Canada
   4.25%    11/20/06 ............     90,000         87,581
Quebec Province of Canada
   7.50%    09/15/29 ............    100,000        111,794
Republic of Italy
   4.375%   10/25/06 ............    105,000        102,316

TOTAL SOVEREIGN BONDS
   (COST $291,145) ..............                   301,691


TOTAL BONDS AND NOTES
   (COST $50,610,622) ...........                51,178,235

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.3%
--------------------------------------------------------------------------------

FOREIGN PREFERRED -- 0.3%

Fresenius Medical Care AG .......      1,330 $       61,373
Henkel KGaA .....................      3,705        209,424
Porsche AG ......................        179         68,021

TOTAL PREFERRED STOCKS
   (COST $334,052) ..............                   338,818

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 .....................         11            690(a)

Publicis Group SA-CVG,
   03/07/02 .....................        375          1,219(a)

TOTAL WARRANTS
   (COST $0) ....................                     1,909


TOTAL INVESTMENTS IN SECURITIES
   (COST $123,872,738) ..........               130,106,195

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $7,596,819) ............  7,596,819      7,596,819(n)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (5.3)% ...................                (6,946,416)
                                               ------------

NET ASSETS -- 100% ...............             $130,756,598
                                               ============


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

                         Money Market Fund                90 Day T-Bill
12/91                        $10,000                         $10,000
12/92                         10,302                          10,352
12/93                         10,544                          10,669
12/94                         10,938                          11,134
12/95                         11,583                          11,764
12/96                         12,210                          12,422
12/97                         12,870                          13,013
12/98                         13,547                          13,651
12/99                         14,224                          14,303
12/00                         14,300                          15,161
12/01                         15,715                          15,684


           Money Market Fund (ending value $15,715)
           90-Day T-Bill (ending value $15,684)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                   ONE        FIVE        TEN
                                   YEAR       YEAR       YEAR
--------------------------------------------------------------------------------
Money Market Fund                  3.99%      5.18%      4.62%
--------------------------------------------------------------------------------
90 Day T-Bill                      3.45%      4.86%      4.60%
--------------------------------------------------------------------------------
Lipper peer group average*         2.78%      4.08%      3.73%
--------------------------------------------------------------------------------
Inception date                   7/1/85
--------------------------------------------------------------------------------


FUND YIELD AT DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT                    1.65%+            1.58%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                  1.66%             1.59%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2001.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.

--------------------------------------------------------------------------------

Q&A

Q.  HOW DID THE MONEY MARKET FUND PERFORM
    VERSUS ITS BENCHMARK AND LIPPER PEER GROUP
    DURING THE YEAR ENDED DECEMBER 31, 2001?

A. The Money Market Fund posted a total return of 3.99% for the year ended December 31, 2001. The Fund delivered a higher yield than its broad based benchmark, the 90-day U.S. Treasury Bill, which returned 3.45% and its Lipper peer group of 855 Money Market annuity funds, which gained an average of 2.78%.

Q.  WHAT WERE THE KEY DRIVERS OF
    FUND PERFORMANCE?

A. The main reason the Fund enjoyed a superior return during the year was our effective management of the portfolio's maturity level. The average maturity of the Fund was lengthened during the year, enabling the Fund to benefit from positive price action resulting from declining short-term interest rates. Interest rates for money market securities fell consistently throughout the year as the Federal Reserve trimmed short-term interest rates beginning in January and continuing through December.


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 855, 531 AND 247 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                               MONEY MARKET FUND
--------------------------------------------------------------------------------

Market Value of $690,879 (in thousands)

Pie graph omitted--plot points as follows:

Commercial Paper 41.5%
Certificates of Deposit 33.2%
U.S. Governments 25.3%
Time Deposits 0.0%*


* Less than 0.1%


                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 97.0%
--------------------------------------------------------------------------------


U.S. GOVERNMENTS -- 24.6%


U.S. AGENCIES (D)

Federal Home Loan Bank
   4.90%    02/07/02 ........... $16,680,000 $   16,679,497

Federal Home Loan Mortgage Corp.
   2.03%    03/15/02 ...........   7,000,000      6,971,469
   1.88%    03/28/02 ...........  10,770,000     10,722,017
   1.76%    04/29/02 ...........   4,000,000      3,977,056
   1.96%    09/20/02 ...........  22,430,000     22,113,313
                                                 43,783,855
Federal National Mortgage Assoc.
   1.86%    01/10/02 ...........  10,500,000     10,495,144
   3.40%    01/31/02 ...........   5,150,000      5,135,623
   2.43%    03/07/02 ...........  21,000,000     20,909,000
   2.38%    03/14/02 ...........  32,000,000     31,849,600
   3.83%    04/05/02 ...........  23,100,000     22,874,416
   3.38%    05/03/02 ...........  12,730,000     12,586,730
   1.83%    05/30/02 ...........   3,000,000      2,977,401
   2.52%    08/23/02 ...........   7,800,000      7,674,264
                                                114,502,178

TOTAL U.S. GOVERNMENTS
   (COST $174,965,530) .........                174,965,530


COMMERCIAL PAPER -- 40.2%

Barclays US Funding Corp.
   1.87%    02/08/02 ...........  29,100,000     29,042,560
Citicorp
   1.79%    01/14/02 ...........  28,190,000     28,171,778
Credit Suisse
   1.81%    01/11/02 ...........  28,190,000     28,175,827

                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------

Dexia Bank
   1.80%    03/19/02 ........... $17,090,000  $  17,090,000
Goldman Sachs Group LP
   1.90%    01/23/02 ...........   5,400,000      5,393,730
   2.25%    01/23/02 ...........  26,500,000     26,463,562
J.P. Morgan & Chase Co.
   2.02%    02/19/02 ...........  20,000,000     19,945,011
Morgan Stanley Dean Witter
   1.80%    01/18/02 ...........  27,500,000     27,476,625
National Australia Funding Corp.
   2.01%    02/27/02 ...........  29,130,000     29,037,294
Royal Bank of Canada
   2.089%   01/28/02 ...........  20,810,000     20,777,396
Toronto Dominion Holdings
   2.31%    01/14/02 ...........  29,830,000     29,805,117
UBS Finance Inc.
   1.80%    01/02/02 ...........  24,880,000     24,878,756

TOTAL COMMERCIAL PAPER
   (COST $286,257,656) .........                286,257,656


YANKEE CERTIFICATES OF DEPOSIT -- 32.2%

Abbey National PLC
   2.17%    01/25/02 ...........  29,730,000     29,730,000
Bank of Montreal
   2.31%    01/10/02 ...........  30,730,000     30,730,000
Bank of Nova Scotia
   1.85%    03/04/02 ...........  28,160,000     28,160,000
Bayerische Hypotheken Bank
   2.32%    01/14/02 ...........  24,280,000     24,280,000
Canadian Imperial Bank
   of Commerce
   1.87%    02/28/02 ...........  28,830,000     28,830,000
Deutsche Bank AG
   2.25%    01/22/02 ...........  30,190,000     30,190,000
Dresdner Bank AG
   1.89%    03/06/02 ...........  28,950,000     28,852,728
Societe Generale North
   America Inc.
   1.77%    03/25/02 ...........  28,840,000     28,722,309

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $229,495,037) .........                229,495,037

TIME DEPOSIT -- 0.0%*

State Street Cayman Islands
   1.563%   01/02/02
   (COST $160,386) .............     160,386        160,386


TOTAL SHORT-TERM INVESTMENTS
   (COST $690,878,609) .........                690,878,609


OTHER ASSETS AND LIABILITIES,
   NET 3.0% ....................                 21,277,266
                                               ------------

NET ASSETS -- 100% ..............              $712,155,875
                                               ============


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


  Q&A

Q.  HOW DID THE REAL ESTATE SECURITIES FUND
    PERFORM COMPARED TO ITS BENCHMARK AND
    LIPPER PEER GROUP DURING THE YEAR ENDED
    DECEMBER 31, 2001?

A. The Real Estate Securities Fund gained 11.84% during the year ended December 31, 2001. The Fund outpaced its benchmark, the Wilshire Real Estate Securities Index, which returned 10.33% and our Lipper peer group of 231 Real Estate annuity funds, which returned 6.01%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund continued to outperform its benchmark by concentrating its holdings in high quality companies with an emphasis on the apartment, office/industrial and finance sectors of the real estate marketplace. Core holdings continue to be Equity Residential, Equity Office, Essex Property Trust, and Freddie Mac.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. Our strategy continues to focus on owning the preeminent companies in the real estate and finance sectors. Good management teams and strong balance sheets are the characteristics we emphasize when selecting companies for the Fund. Additionally, we look for stocks with reasonable valuations relative to the long term growth rates of their underlying portfolio companies.

Q.  WHAT EVENTS HAD A MAJOR IMPACT ON THE
    FINANCIAL MARKETS?

A. The terrorist attacks of September 11, 2001 further exacerbated the rising volatility and downward direction of the broad stock market averages which made value stocks, and those that generate dividend income, more desirable holdings. We will continue to maintain a large cash position in the near term, and seek to take advantage of downward pricing pressure to add to our existing holdings.

Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW
    HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. With the economy beginning to stabilize in the first half of 2002, we are focusing our attention on companies offering attractive values and reasonable growth rates.
    We will stick to areas that have proven to be our strength and concentrate our holdings in the office, apartment, industrial and finance sectors.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Line graph omitted--plot points as follows:

                    Real Estate Securities Fund            Wilshire RES
5/1/95                        10,000                          10,000
12/95                         11,700                          11,404
12/96                         15,941                          15,609
12/97                         19,048                          18,699
12/98                         15,679                          15,441
12/99                         15,645                          14,949
12/00                         20,737                          19,511
12/01                         23,191                          21,526


           Real Estate Securities Fund (ending value $23,191)
           Wilshire RES (ending value $21,526)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                   ONE        FIVE      SINCE
                                   YEAR       YEAR    INCEPTION
--------------------------------------------------------------------------------
Real Estate Securities Fund       11.84%      7.79%     13.44%
--------------------------------------------------------------------------------
Wilshire RES                      10.33%      6.64%     12.19%
--------------------------------------------------------------------------------
Lipper peer group average*         6.01%      5.61%       N/A
--------------------------------------------------------------------------------
Inception date                   5/1/95
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.


TOP TEN HOLDINGS
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Fannie Mae                                           4.46%
--------------------------------------------------------------------------------
  Redwood Trust Inc.                                   4.44%
--------------------------------------------------------------------------------
  Freddie Mac                                          4.12%
--------------------------------------------------------------------------------
  Bayview Capital Corp.                                3.94%
--------------------------------------------------------------------------------
  First Industrial Realty Trust Inc.                   3.72%
--------------------------------------------------------------------------------
  Simon Property Group Inc.                            3.67%
--------------------------------------------------------------------------------
  Wells Fargo & Co.                                    3.59%
--------------------------------------------------------------------------------
  J.P. Morgan Chase & Co.                              3.49%
--------------------------------------------------------------------------------
  BRE Properties Inc. (Class A)                        3.27%
--------------------------------------------------------------------------------
  Chateau Communities Inc.                             3.21%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF DECEMBER 31, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $89,109 (in thousands)

Pie graph omitted--plot points as follows:

Apartments 18.0%
Financial 17.4%
Short Term 17.1%
Office/Industrial 13.5%
Mortgage 8.9%
Diversified 8.1%
Regional Malls 8.0%
Manufactured Home 5.3%
REITs 2.4%
Utilities 1.3%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 231 AND 60 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     REAL ESTATE SECURITIES FUND
                                       SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------

                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 80.6%
--------------------------------------------------------------------------------


APARTMENTS -- 18.4%

Archstone-Smith Trust ..........     102,147 $    2,687,466
Avalon Bay Communities Inc. ....      59,860      2,831,977
BRE Properties Inc. (Class A) ..      94,200      2,916,432
Equity Residential Properties
   Trust .......................      73,200      2,101,572
Essex Property Trust Inc. ......      57,450      2,838,604
Post Properties Inc. ...........      75,500      2,681,005
                                                 16,057,056

DIVERSIFIED -- 5.2%

Glenborough Realty Trust Inc. ..      30,000        582,000
Northstar Capital Investment
   Corp. .......................     105,000      1,470,000(a,b,k)
United Dominion Realty Trust Inc.     37,500        540,000
Vornado Realty Trust ...........      48,250      2,007,200
                                                  4,599,200

FINANCIAL -- 17.8%

Bayview Capital Corp. ..........     479,442      3,514,310(a)
Freddie Mac ....................      56,200      3,675,480
iStar Financial Inc. ...........      82,260      2,052,387
J.P. Morgan Chase & Co. ........      85,500      3,107,925
Wells Fargo & Co. ..............      73,700      3,202,265
                                                 15,552,367

MANUFACTURED HOME -- 5.4%

Chateau Communities Inc. .......      95,700      2,861,430
Manufactured Home
   Communities Inc. ............      58,500      1,825,785
                                                  4,687,215

MORTGAGE -- 9.1%

Fannie Mae .....................      50,000      3,975,000
Redwood Trust Inc. .............     163,300      3,956,759
                                                  7,931,759

OFFICE/INDUSTRIAL -- 12.7%

Arden Realty Inc. ..............      63,500      1,682,750
Equity Office Properties Trust .      80,200      2,412,416
First Industrial Realty Trust
   Inc. ........................     106,500      3,312,150
Mack-Cali Realty Corp. .........      47,750      1,481,205
Reckson Associates Realty Corp..      93,250      2,178,320
                                                 11,066,841

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

REGIONAL MALLS -- 8.2%

General Growth Properties Inc. .      40,000  $   1,552,000
Simon Property Group Inc. ......     111,600      3,273,228
The Macerich Co. ...............      86,700      2,306,220
                                                  7,131,448

REAL ESTATE RELATED OPERATING COMPANIES -- 2.4%

Apex Mortgage Capital Inc. .....     158,600      1,784,250
Prime Group Realty Trust .......      36,400        335,972
                                                  2,120,222

UTILITY -- 1.4%

Duke Energy Corp. ..............      45,400      1,196,290

TOTAL COMMON STOCK
   (COST $64,268,080) ..........                 70,342,398

--------------------------------------------------------------------------------
PREFERRED STOCK -- 4.0%
--------------------------------------------------------------------------------

Glenborough Realty Trust Inc.
   (Series A) 7.75% ............     121,050      2,554,155
Reckson Associates Realty Corp.
   (Series A) 7.625% ...........      41,000        975,390

TOTAL PREFERRED STOCK
   (COST $3,313,204) ...........                  3,529,545


TOTAL INVESTMENTS IN SECURITIES
   (COST $67,581,284) ..........                 73,871,943

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 17.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $15,237,045) ..........  15,237,045     15,237,045(n)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (2.1)% ..................                 (1,802,963)
                                                -----------

NET ASSETS -- 100%                              $87,306,025
                                                ===========

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                              NOTES TO PERFORMANCE December 31, 2001 (unaudited)
--------------------------------------------------------------------------------

Information on the preceding performance pages relating to the Fund's one year total return and top ten largest holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. GE Asset Management currently waives certain fees for the Money Market Fund. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), S&P MidCap 400/BARRA Value Index (S&P MidCap 400/BARRA Value), Russell 1000 Value Index (Russell 1000 Value), Russell 2000 Index (Russell 2000), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Salomon/Smith Barney World Government Bond Index (Salomon World Bond), and Wilshire Real Estate Securities Index (Wilshire RES) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P MidCap 400/BARRA Value is a capitalization-weighted index of all the stocks in the S&P MidCap 400 Composite Price Index of stocks that have low price-to-book ratios. The Russell 1000 Value and Russell 2000 are market capitalization-weighted composites of common stocks domiciled in the United States and its territories. All Russell indices are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S.equity market. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, and the Russell 1000 Value measures the performance of those Russell 1000 companies with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. MSCI EAFE is a composite of 1,023 foreign securities traded in 21 developed markets representing Europe, Australasia, and the Far East. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Salomon World Bond is an unhedged index comprised of government bonds from several countries including the United States. The Wilshire RES is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,144 taxable money market funds.

The Mid-Cap Value Equity Fund changed its benchmark index during the year ended December 31, 2000 from the S&P 500 to the S&P MidCap 400/BARRA Value. The companies included in the S&P MidCap 400/BARRA Value better represent the equity investments of the Fund.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500, and S&P MidCap 400/BARRA Value are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                             NOTES TO SCHEDULES OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------


(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to $390,825; $530,497; $4,404,114 and $1,470,000 or, 1.19%, 4.34%, 3.74% and
    1.68% of net assets for the Small-Cap Value Equity, International Equity, Income and Real Estate Securities Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank and Trust Co., the Fund's custodian and sub-adviser in the case of the S&P 500 Index Fund.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2001, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2001.

(j) At December 31, 2001, the security is in default of its interest payments.

(k) Security has been valued at fair-value determined in good faith under procedures adopted by the Board of Directors of the Funds.

(l) All or a portion of the security is out on loan.

(m) All or a portion of the security purchased with the collateral from securities lending.

(n) GE Asset Management, Inc. ("GEAM"), the Fund's Investment Advisor, is also the Investment Advisor of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

*   Less than 0.1%.


Abbreviations:

ADR        American Depositary Receipt
FDR        Finnish Depositary Receipt
GDR        Global Depositary Receipt
REGD.      Registered
REIT       Real Estate Investment Trust
REOC       Real Estate Operating Companies
SDR        Swedish Depositary Receipt


Currency Terms:

CAD        Canadian Dollar
EUR        Euro
GBP        British Pound
JPY        Japanese Yen
SEK        Swedish Krona
USD        United States Dollar

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

U.S. EQUITY FUND

                                                           12/31/01        12/31/00        12/31/99        12/31/98     12/31/97(C)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE ........................................       --               --             --               --        1/3/95
Net asset value, beginning of period ..................   $35.56           $37.90         $33.50           $27.88        $21.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .......................     0.23             0.26           0.22             0.28          0.24
   Net realized and unrealized
      gains (losses) on investments ...................    (3.24)           (0.59)          6.30             6.23          6.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ........    (3.01)           (0.33)          6.52             6.51          6.78
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................     0.22             0.26           0.22             0.28            --
   Net realized gains .................................     0.12             1.75           1.90             0.61          0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................................     0.34             2.01           2.12             0.89          0.01
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................   $32.21           $35.56         $37.90           $33.50        $27.88
====================================================================================================================================

TOTAL RETURN (A) ......................................    (8.47)%          (0.59)%        19.61%           23.41%        32.13%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........... $115,578          $99,423        $72,794          $31,160       $23,917
   Ratios to average net assets:
      Net investment income (loss) ....................     0.78%            0.79%          0.86%            0.95%         0.94%
      Net expenses ....................................     0.58%            0.59%          0.61%            0.69%         0.80%
      Gross expenses ..................................     0.58%            0.59%          0.61%            0.69%         0.86%
   Portfolio turnover rate ............................       48%              40%            35%              41%           33%

------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND

                                                           12/31/01        12/31/00        12/31/99        12/31/98   12/31/97(B, C)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE ........................................       --              --              --               --       4/15/85
Net asset value, beginning of period ..................   $24.71           $28.10         $23.71           $19.23        $15.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .......................     0.22             0.22           0.20             0.21          0.23
   Net realized and unrealized
      gains (losses) on investments ...................    (3.25)           (2.90)          4.68             5.20          4.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ........    (3.03)           (2.68)          4.88             5.41          4.59
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................     0.22             0.22           0.21             0.21          0.23
   Net realized gains .................................     0.27             0.49           0.28             0.72          0.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................................     0.49             0.71           0.49             0.93          0.50
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................   $21.19           $24.71         $28.10           $23.71        $19.23
====================================================================================================================================

TOTAL RETURN (A) ......................................   (12.27)%         (9.43)%         20.61%           28.24%        30.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........... $650,169         $723,442       $652,144         $326,961      $164,294
   Ratios to average net assets:
      Net investment income (loss) ....................     0.99%            0.87%          1.00%            1.20%         1.70%
      Expenses ........................................     0.39%            0.39%          0.39%            0.45%         0.46%
   Portfolio turnover rate ............................        7%               5%             3%              13%            6%

----------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

PREMIER GROWTH EQUITY FUND

                                                       12/31/01         12/31/00        12/31/99          12/31/98       12/31/97(D)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ....................................         --               --               --               --        12/12/97
Net asset value, beginning of period ..............     $78.68           $88.65           $67.22           $51.48         $49.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................       0.06             0.10             0.08             0.25           0.03
   Net realized and unrealized
      gains (losses) on investments ...............      (7.24)           (5.03)           24.18            18.43           1.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....      (7.18)           (4.93)           24.26            18.68           1.72
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.07             0.10             0.08             0.24           0.03
   Net realized gains .............................       2.09             4.94             2.75             2.70             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       2.16             5.04             2.83             2.94           0.03
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................     $69.34           $78.68           $88.65           $67.22         $51.48
====================================================================================================================================

TOTAL RETURN (A) ..................................      (9.14)%          (5.23)%          36.26%           36.53%          3.46%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $104,185          $90,704          $53,720          $19,879        $16,237
   Ratios to average net assets:
      Net investment income (loss)* ...............       0.10%            0.15%            0.18%            0.41%          1.04%
      Net expenses* ...............................       0.67%            0.67%            0.68%            0.82%          0.69%
      Gross expenses* .............................       0.67%            0.68%            0.72%            0.82%          0.69%
   Portfolio turnover rate ........................        21%               21%              27%              34%             3%

------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND

                                                        12/31/01       12/31/00(G)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                                          4/28/00
Net asset value, beginning of period ..............      $9.93           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................       0.05             0.05
   Net realized and unrealized
      gains (losses) on investments ...............      (0.92)           (0.07)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....      (0.87)           (0.02)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.05             0.05
   Net realized gains .............................         --               --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.05             0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................      $9.01            $9.93
====================================================================================================================================

TOTAL RETURN (A) ..................................      (8.75)%          (0.21)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......    $18,202          $10,182
   Ratios to average net assets:
      Net investment income (loss)* ...............       0.76%            0.71%
      Expenses* ...................................       0.79%            0.84%
   Portfolio turnover rate ........................        103%              28%

----------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

MID-CAP VALUE EQUITY FUND

                                                       12/31/01        12/31/00(H)       12/31/99         12/31/98     12/31/97(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --               --               --         5/1/97
Net asset value, beginning of period ..............     $16.31           $15.78           $13.57           $13.11         $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................       0.11             0.16             0.12             0.07           0.02
   Net realized and unrealized
      gains (losses) on investments ...............      (0.06)            1.11             2.21             0.79           3.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       0.05             1.27             2.33             0.86           3.25
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.11             0.16             0.12             0.07           0.02
   Net realized gains .............................       0.59             0.58               --             0.33           0.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.70             0.74             0.12             0.40           0.14
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................     $15.66           $16.31           $15.78           $13.57         $13.11
====================================================================================================================================

TOTAL RETURN (A) ..................................       0.33%            8.29%           17.26%            6.69%         32.56%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $179,044         $117,586          $90,561          $53,643        $30,856
   Ratios to average net assets:
      Net investment income (loss)* ...............       0.85%            1.05%            0.94%            0.59%          0.38%
      Expenses* ...................................       0.68%            0.70%            0.71%            0.75%          0.69%
   Portfolio turnover rate ........................         42%              95%              30%              14%            18%

------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE EQUITY FUND

                                                       12/31/01        12/31/00(G)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                                          4/28/00
Net asset value, beginning of period ..............     $11.27           $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................       0.04             0.05
   Net realized and unrealized
      gains (losses) on investments ...............       1.08             1.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....       1.12             1.32
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.04             0.04
   Net realized gains .............................       0.34               --
   Return of capital ..............................         --             0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.38             0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................     $12.01           $11.27
====================================================================================================================================

TOTAL RETURN (A) ..................................       9.97%           13.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......    $32,787          $11,393
   Ratios to average net assets:
      Net investment income (loss)* ...............       0.56%            0.76%
      Expenses* ...................................       0.91%            0.99%
   Portfolio turnover rate ........................        130%             111%


----------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND

                                                       12/31/01         12/31/00       12/31/99       12/31/98        12/31/97(C)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --             --             --           5/1/95
Net asset value, beginning of period ...............    $10.61           $14.47         $11.89         $10.68           $10.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.09             0.09           0.06           0.08             0.02
   Net realized and unrealized
      gains (losses) on investments ................     (2.30)           (2.02)          3.50           1.77             1.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....     (2.21)           (1.93)          3.56           1.85             1.12
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.08             0.06           0.04           0.07             0.08
   Net realized gains ..............................      0.04             1.87           0.94           0.57             1.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.12             1.93           0.98           0.64             1.27
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................     $8.28           $10.61         $14.47         $11.89           $10.68
====================================================================================================================================

TOTAL RETURN (A) ...................................    (20.86)%         (12.72)%        30.33%         17.45%           10.17%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $42,119          $52,110        $52,540        $36,952          $31,931
   Ratios to average net assets:
      Net investment income (loss) .................      0.99%            0.72%          0.51%          0.65%            0.14%
      Net expenses .................................      1.07%            1.06%          1.08%          1.15%            1.34%
      Gross expenses ...............................      1.07%            1.06%          1.08%          1.15%            1.43%
   Portfolio turnover rate .........................        42%              49%            51%            60%             166%

------------------------------------------------------------------------------------------------------------------------------------
INCOME FUND

                                                       12/31/01         12/31/00       12/31/99       12/31/98       12/31/97(C)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                              --               --             --             --           1/3/95
Net asset value, beginning of period ...............    $11.99           $11.51         $12.34         $12.11           $11.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.60             0.74           0.64           0.62             0.76
   Net realized and unrealized
      gains (losses) on investments ................      0.29             0.50          (0.81)          0.34             0.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      0.89             1.24          (0.17)          0.96             1.03
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.62             0.76           0.64           0.62             0.76
   Net realized gains ..............................        --               --           0.02           0.11               --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.62             0.76           0.66           0.73             0.76
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................    $12.26           $11.99         $11.51         $12.34           $12.11
====================================================================================================================================

TOTAL RETURN (A) ...................................      7.43%           10.74%         (1.43)%         7.95%            9.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........  $117,740          $81,578        $68,434        $59,077          $45,555
   Ratios to average net assets:
      Net investment income (loss) .................      5.39%            6.40%          5.74%          5.54%            5.11%
      Net expenses .................................      0.55%            0.56%          0.57%          0.64%            0.59%
      Gross expenses ...............................      0.55%            0.56%          0.57%          0.64%            0.77%
   Portfolio turnover rate .........................       278%             234%           230%           217%             356%


-----------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

GLOBAL INCOME FUND

                                                         12/31/01       12/31/00         12/31/99         12/31/98      12/31/97(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --               --               --               --         5/1/97
Net asset value, beginning of period ..............      $9.51            $9.59           $10.53            $9.85         $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................       0.32             0.40             0.45             0.44           0.35
   Net realized and unrealized
      gains (losses) on investments ...............      (0.48)           (0.47)           (1.24)            0.87          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....      (0.16)           (0.07)           (0.79)            1.31           0.34
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................         --             0.01             0.14             0.61           0.45
   Net realized gains .............................         --               --             0.01             0.02           0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................         --             0.01             0.15             0.63           0.49
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................      $9.35            $9.51            $9.59           $10.53          $9.85
====================================================================================================================================

TOTAL RETURN (A) ..................................      (1.68)%          (0.69)%          (7.49)%          13.33%          3.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......     $8,885           $9,555           $9,175           $9,739         $5,851
   Ratios to average net assets:
      Net investment income (loss)* ...............       3.53%            4.51%            4.20%            4.73%          5.54%
      Expenses* ...................................       0.72%            0.72%            0.74%            0.82%          0.84%
   Portfolio turnover rate ........................        125%             177%             130%              64%           119%

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND

                                                       12/31/01         12/31/00         12/31/99         12/31/98       12/31/97(C)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                              --               --               --               --         7/1/85
Net asset value, beginning of period ..............     $15.51           $15.86           $14.66           $13.21         $12.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................       0.38             0.43             0.34             0.34           0.34
   Net realized and unrealized
      gains (losses) on investments ...............      (0.83)            0.32             1.59             1.90           1.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....      (0.45)            0.75             1.93             2.24           2.29
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       0.38             0.44             0.33             0.34           0.34
   Net realized gains                                     0.19             0.66             0.40             0.45           1.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.57             1.10             0.73             0.79           1.81
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................     $14.49           $15.51           $15.86           $14.66         $13.21
====================================================================================================================================

TOTAL RETURN (A) ..................................      (2.89)%           4.94%           13.25%           17.10%         17.99%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $130,757         $130,734         $109,913          $72,632        $50,007
   Ratios to average net assets:
      Net investment income (loss) ................       2.54%            2.84%            2.50%            2.69%          2.56%
      Expenses ....................................       0.53%            0.54%            0.56%            0.63%          0.65%
   Portfolio turnover rate ........................        122%             117%             105%             124%           135%

----------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND

                                                         12/31/01         12/31/00      12/31/99      12/31/98        12/31/97(C, E)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                               --               --              --           --            7/1/85
Net asset value, beginning of period ................     $1.00            $1.00           $1.00        $1.00             $1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................      0.04             0.06            0.05         0.05              0.05
   Net realized and unrealized
      gains (losses) on investments .................      0.00(i)          0.00(i)        0.00(i)       0.00(i)           0.00(i)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......      0.04             0.06            0.05         0.05              0.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................      0.04             0.06            0.05         0.05              0.05
   Net realized gains ...............................        --               --              --           --                --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................      0.04             0.06            0.05         0.05              0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................     $1.00            $1.00           $1.00        $1.00             $1.00
====================================================================================================================================

TOTAL RETURN (A) ....................................      3.99%            6.24%           5.00%        5.26%             5.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........  $712,156         $499,561        $473,538     $239,547          $144,815
   Ratios to average net assets:
      Net investment income (loss) ..................      3.80%            6.01%           4.96%        5.14%             5.17%
      Net expenses ..................................      0.34%            0.32%           0.30%        0.37%             0.32%
      Gross expenses ................................      0.42%            0.45%           0.49%        0.59%             0.48%

------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

                                                         12/31/01        12/31/00       12/31/99      12/31/98         12/31/97(C)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                               --               --              --           --            5/1/95
Net asset value, beginning of period ................    $13.82           $10.87          $11.59       $15.28            $14.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................      0.64             0.56            0.77         0.73              0.74
   Net realized and unrealized
      gains (losses) on investments .................      1.00             2.96           (0.82)       (3.46)             2.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......      1.64             3.52           (0.05)       (2.73)             2.75
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................      0.53             0.52            0.64         0.50              0.53
   Net realized gains ...............................      0.15             0.05            0.03         0.46              1.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................      0.68             0.57            0.67         0.96              1.58
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................    $14.78           $13.82          $10.87       $11.59            $15.28
====================================================================================================================================

TOTAL RETURN (A) ....................................     11.84%           32.54%          (0.22)%     (17.68)%           19.49%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........   $87,306          $73,799         $41,842      $47,756           $48,887
   Ratios to average net assets:
      Net investment income (loss) ..................      5.05%            5.62%           6.21%        5.43%             4.83%
      Expenses ......................................      0.90%            0.92%           0.94%        0.99%             0.95%
   Portfolio turnover rate ..........................        49%              56%             16%          29%               58%


----------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) As of May 1, 1997, the Fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(c) GE Asset Management assumed management responsibilities for the Fund's effective May 1, 1997. See Note 4 in the Notes to Financial Statements for further information.

(d) Information is for the period December 12, 1997, commencement of investment operations, through December 31, 1997.

(e) Effective May 5, 1997, the Fund began maintaining a constant net asset value per share of $1.00. To effect this change, the Fund declared a stock split in the ratio of 10.41 to 1. Per share information prior to January 1, 1997 has been restated to reflect the stock split.

(f) Information is for the period May 1, 1997, commencement of investment operations, through December 31, 1997.

(g) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.

(h) As of April 28, 2000, the Fund's name was changed to Mid-Cap Value Equity Fund from Value Equity Fund.

(i) Less than $0.01 per share.

*   Annualized for periods less than one year.


                                                                                                         PREMIER
                                                                       U.S.           S&P 500             GROWTH            VALUE
STATEMENTS OF ASSETS                                                 EQUITY             INDEX             EQUITY           EQUITY
AND LIABILITIES DECEMBER 31, 2001                                      FUND              FUND               FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $110,276,868;
       $673,512,291; $107,026,084; $17,485,229; $150,217,594;
       $28,340,873; $45,647,237; $123,876,539; $8,865,689;
       $123,872,738; $0; and $67,581,284, respectively) ......   $111,926,783      $634,476,828       $ 99,782,473      $17,521,195
   Short-term investments (at amortized cost) ................     15,982,426        17,133,862         24,472,399        4,337,457
   Foreign Cash (cost $0; $0; $0; $0; $0; $0; $24,000; $0;
       $19,357; $14,612; $0; and $0, respectively) ...........             --                --                 --               --
   Receivable for investments sold ...........................         67,878           110,265                 --           18,147
   Income receivables                                                 109,656           662,252             70,729           19,313
   Receivable for fund shares sold ...........................        154,749               --             173,447           94,092
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ..........................................    128,241,492       652,383,207        124,499,048       21,990,204
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .....................             --                --                 --               --
   Payable upon return of securities loaned ..................     12,303,646                --         20,246,939        3,571,932
   Payable for investments purchased .........................        291,002         1,832,592                 --          204,953
   Payable on forward foreign currency contracts .............            --                 --                 --               --
   Payable for fund shares redeemed ..........................          3,774            24,060              6,351               --
   Payable to GEAM ...........................................         58,154           220,838             57,923           11,236
   Variation margin payable ..................................          5,050           136,350              2,525               --
   Payable for total return swaps ............................            --                 --                 --               --
   Payable to custodian ......................................          1,389                --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .....................................     12,663,015         2,213,840         20,313,738        3,788,121
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................   $115,578,477      $650,169,367       $104,185,310      $18,202,083
====================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...........................................    121,383,140       689,749,987        112,144,504       19,438,149
   Undistributed (distributions in excess of)
       net investment income .................................         44,735            54,566                920              481
   Accumulated net realized gain (loss) ......................     (7,496,889)       (1,016,873)          (716,878)      (1,272,511)
   Net unrealized appreciation/(depreciation) on:
       Investments ...........................................      1,649,915       (39,035,463)        (7,243,611)          35,966
       Futures ...............................................         (2,400)          417,150                375               --
       Foreign currency related transactions .................            (24)              --                  --               (2)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................   $115,578,477      $650,169,367       $104,185,310      $18,202,083
====================================================================================================================================
Shares outstanding ($0.001 par value) ........................      3,588,080        30,678,913          1,502,533        2,020,020
Net asset value, offering and redemption price per share .....   $      32.21      $      21.19       $      69.34      $      9.01







                                                                     MID-CAP             SMALL-CAP           INTERNATIONAL
STATEMENTS OF ASSETS                                            VALUE EQUITY          VALUE EQUITY                  EQUITY
AND LIABILITIES DECEMBER 31, 2001                                       FUND                  FUND                    FUND
----------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $110,276,868;
       $673,512,291; $107,026,084; $17,485,229; $150,217,594;
       $28,340,873; $45,647,237; $123,876,539; $8,865,689;
       $123,872,738; $0; and $67,581,284, respectively) ......  $158,331,776           $30,819,963            $39,913,544
   Short-term investments (at amortized cost) ................    55,761,455            10,415,431              5,022,792
   Foreign Cash (cost $0; $0; $0; $0; $0; $0; $24,000; $0;
       $19,357; $14,612; $0; and $0, respectively) ...........            --                    --                 23,977
   Receivable for investments sold ...........................        69,357               420,694                  8,063
   Income receivables                                                215,464                20,292                 75,634
   Receivable for fund shares sold ...........................     1,482,699                73,373                    160
----------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ..........................................   215,860,751            41,749,753             45,044,170
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .....................            --                    --                     --
   Payable upon return of securities loaned ..................    35,289,306             8,325,545                     --
   Payable for investments purchased .........................     1,397,121               615,084                 28,482
   Payable on forward foreign currency contracts .............            --                    --                     --
   Payable for fund shares redeemed ..........................         5,887                    --              2,767,404
   Payable to GEAM ...........................................        98,335                21,697                129,712
   Variation margin payable ..................................        26,400                    --                     --
   Payable for total return swaps ............................            --                    --                     --
   Payable to custodian ......................................            --                    --                     --
----------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .....................................    36,817,049             8,962,326              2,925,598
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................  $179,043,702           $32,787,427            $42,118,572
============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...........................................   169,956,550            30,071,209             53,921,873
   Undistributed (distributions in excess of)
       net investment income .................................           997                 1,255                 28,628
   Accumulated net realized gain (loss) ......................       933,948               235,873             (6,098,015)
   Net unrealized appreciation/(depreciation) on:
       Investments ...........................................     8,114,182             2,479,090             (5,733,693)
       Futures ...............................................        38,025                    --                     --
       Foreign currency related transactions .................            --                    --                   (221)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................  $179,043,702           $32,787,427            $42,118,572
============================================================================================================================
Shares outstanding ($0.001 par value) ........................    11,436,724             2,730,605              5,089,247
Net asset value, offering and redemption price per share .....  $      15.66           $     12.01            $      8.28





                                                                                          GLOBAL              TOTAL
STATEMENTS OF ASSETS                                                 INCOME               INCOME             RETURN
AND LIABILITIES DECEMBER 31, 2001                                      FUND                 FUND               FUND
--------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $110,276,868;
       $673,512,291; $107,026,084; $17,485,229; $150,217,594;
       $28,340,873; $45,647,237; $123,876,539; $8,865,689;
       $123,872,738; $0; and $67,581,284, respectively) ......  $124,677,631           $8,612,156         $130,106,195
   Short-term investments (at amortized cost) ................    15,725,191              289,610            7,596,819
   Foreign Cash (cost $0; $0; $0; $0; $0; $0; $24,000; $0;
       $19,357; $14,612; $0; and $0, respectively) ...........            --               19,475               14,540
   Receivable for investments sold ...........................       582,482                   --              258,837
   Income receivables                                              1,259,885              157,318              613,077
   Receivable for fund shares sold ...........................        23,962                  739               29,449
--------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ..........................................   142,269,151            9,079,298          138,618,917
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .....................            --                   --                   --
   Payable upon return of securities loaned ..................            --                   --                   --
   Payable for investments purchased .........................    24,447,621                   --            7,789,584
   Payable on forward foreign currency contracts .............            --               16,512                   --
   Payable for fund shares redeemed ..........................            --              174,125                   --
   Payable to GEAM ...........................................        60,994                3,249               60,524
   Variation margin payable ..................................            --                   --                   --
   Payable for total return swaps ............................        20,891                   --               12,211
   Payable to custodian ......................................            --                   --                   --
--------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .....................................    24,529,506              193,886            7,862,319
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................  $117,739,645           $8,885,412         $130,756,598
================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...........................................   117,926,309            9,520,654          123,817,929
   Undistributed (distributions in excess of)
       net investment income .................................       (21,581)             (41,820)             (16,169)
   Accumulated net realized gain (loss) ......................      (966,175)            (323,529)             721,352
   Net unrealized appreciation/(depreciation) on:
       Investments ...........................................       801,092             (253,533)           6,233,457
       Futures ...............................................            --                   --                   --
       Foreign currency related transactions .................            --              (16,360)                  29
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................  $117,739,645           $8,885,412         $130,756,598
================================================================================================================================
Shares outstanding ($0.001 par value) ........................     9,606,421              949,897            9,026,560
Net asset value, offering and redemption price per share .....  $      12.26           $     9.35         $      14.49




                                                                   MONEY         REAL ESTATE
STATEMENTS OF ASSETS                                              MARKET          SECURITIES
AND LIABILITIES DECEMBER 31, 2001                                   FUND                FUND
---------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $110,276,868;
       $673,512,291; $107,026,084; $17,485,229; $150,217,594;
       $28,340,873; $45,647,237; $123,876,539; $8,865,689;
       $123,872,738; $0; and $67,581,284, respectively) ...... $         --       $73,871,943
   Short-term investments (at amortized cost) ................  690,878,609        15,237,045
   Foreign Cash (cost $0; $0; $0; $0; $0; $0; $24,000; $0;
       $19,357; $14,612; $0; and $0, respectively) ...........           --                --
   Receivable for investments sold ...........................           --           627,229
   Income receivables                                             1,028,313           674,097
   Receivable for fund shares sold ...........................   20,678,695                --
---------------------------------------------------------------------------------------------
       TOTAL ASSETS ..........................................  712,585,617        90,410,314
---------------------------------------------------------------------------------------------

LIABILITIES
   Distributions payable to shareholders .....................      218,046                --
   Payable upon return of securities loaned ..................           --                --
   Payable for investments purchased .........................           --           736,630
   Payable on forward foreign currency contracts .............           --                --
   Payable for fund shares redeemed ..........................        3,841         2,301,696
   Payable to GEAM ...........................................      207,855            65,963
   Variation margin payable ..................................           --                --
   Payable for total return swaps ............................           --                --
   Payable to custodian ......................................           --                --
---------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .....................................      429,742         3,104,289
---------------------------------------------------------------------------------------------
NET ASSETS ................................................... $712,155,875       $87,306,025
=============================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ...........................................  712,142,817        79,533,522
   Undistributed (distributions in excess of)
       net investment income .................................        9,723           989,165
   Accumulated net realized gain (loss) ......................        3,335           492,679
   Net unrealized appreciation/(depreciation) on:
       Investments ...........................................           --         6,290,659
       Futures ...............................................           --                --
       Foreign currency related transactions .................           --                --
---------------------------------------------------------------------------------------------
NET ASSETS ................................................... $712,155,875       $87,306,025
=============================================================================================
Shares outstanding ($0.001 par value) ........................  712,141,834         5,907,359
Net asset value, offering and redemption price per share ..... $       1.00       $     14.78


* Includes $11,810,255, $19,266,774, $3,442,795, $33,959,469 and $7,992,125 of securities on loan in the U.S. Equity Fund,
  Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund and Small-Cap Value Equity Fund, respectively.

----------------------
See Notes to Financial Statements.


                                     68 & 69

                                                                                                    PREMIER
                                                              U.S.              S&P 500              GROWTH               VALUE
  STATEMENTS OF OPERATIONS                                  EQUITY                INDEX              EQUITY              EQUITY
  FOR THE PERIOD ENDED DECEMBER 31, 2001                      FUND                 FUND                FUND                FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ........................................ $ 1,253,083         $  8,574,584         $   506,034          $   188,133
      Interest* .......................................     175,820              658,093             228,534               18,391
      Less: Foreign taxes withheld ....................      (4,829)             (38,292)             (2,893)                (881)
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ......................................   1,424,074            9,194,385             731,675              205,643
------------------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ................     574,567            2,330,767             616,108               86,153
      Transfer agent ..................................       9,541                6,749               4,606               11,917
      Trustee's fees ..................................       1,281               13,074                 767                  292
      Custody and accounting expenses .................      14,202              145,438               8,537                3,946
      Professional fees ...............................      10,154              104,014               6,103                2,524
      Other expenses ..................................         650                8,300                 387                  149
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER ......................     610,395            2,608,342             636,508              104,981
      Less: Expenses waived or borne by the adviser ...          --                   --                  --                   --
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses ....................................     610,395            2,608,342             636,508              104,981
------------------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME .............................     813,679            6,586,043              95,167              100,662
====================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..................................  (6,217,297)          11,072,726           1,560,516             (978,708)
         Futures ......................................    (596,640)          (3,617,538)           (370,725)              (1,596)
         Swaps ........................................          --                   --                  --                   --
         Foreign currency transactions ................         (23)                  --                  --                   --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ..................................  (3,345,806)        (106,875,119)        (10,359,422)            (191,651)
         Futures ......................................      80,680              807,750              48,000                   --
         Foreign currency transactions ................         (24)                  --                  --                   (4)
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ............................... (10,079,110)         (98,612,181)         (9,121,631)          (1,171,959)
------------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FORM OPERATIONS ....................... $(9,265,431)        $(92,026,138)        $(9,026,464)         $(1,071,297)
====================================================================================================================================





                                                              MID-CAP            SMALL-CAP          INTERNATIONAL
  STATEMENTS OF OPERATIONS                               VALUE EQUITY         VALUE EQUITY                 EQUITY           INCOME
  FOR THE PERIOD ENDED DECEMBER 31, 2001                         FUND                 FUND                   FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ........................................   $1,486,195           $  198,858           $    921,670         $   10,442
      Interest* .......................................      751,220               62,492                162,366          6,090,778
      Less: Foreign taxes withheld ....................          --                   (41)              (110,335)                --
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ......................................    2,237,415              261,309                973,701          6,101,220
------------------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ................      947,471              142,196                471,966            515,364
      Transfer agent ..................................        9,289               11,917                  9,457              9,381
      Trustee's fees ..................................        1,982                  292                  1,106              1,686
      Custody and accounting expenses .................       22,214                3,946                 12,826             19,688
      Professional fees ...............................       15,885                2,522                  9,172             14,078
      Other expenses ..................................        1,004                  150                    563                858
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER ......................      997,845              161,023                505,090            561,055
      Less: Expenses waived or borne by the adviser ...           --                   --                     --                 --
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses ....................................      997,845              161,023                505,090            561,055
------------------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME .............................    1,239,570              100,286                468,611          5,540,165
====================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..................................    7,083,756            1,202,614             (5,680,246)         1,543,476
         Futures ......................................      205,411                   --                     --             (8,901)
         Swaps ........................................           --                   --                     --             89,395
         Foreign currency transactions ................           --                   --                (40,720)                --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ..................................   (7,592,460)           1,117,335             (4,845,567)          (478,069)
         Futures ......................................      (61,175)                  --                     --                 --
         Foreign currency transactions ................           --                   --                     12                 --
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ...............................     (364,468)           2,319,949            (10,566,521)         1,145,901
------------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FORM OPERATIONS .......................   $  875,102           $2,420,235           $(10,097,910)        $6,686,066
====================================================================================================================================



                                                           GLOBAL             TOTAL                MONEY        REAL ESTATE
  STATEMENTS OF OPERATIONS                                 INCOME            RETURN               MARKET         SECURITIES
  FOR THE PERIOD ENDED DECEMBER 31, 2001                     FUND              FUND                 FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ........................................  $      --        $   906,452          $        --       $3,867,983
      Interest* .......................................    392,945          3,162,926           25,639,832          565,296
      Less: Foreign taxes withheld ....................         --            (49,285)                  --               --
---------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ......................................    392,945          4,020,093           25,639,832        4,433,279
---------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ................     55,515            637,573            2,378,557          633,734
      Transfer agent ..................................      4,953              9,078                7,760            9,632
      Trustee's fees ..................................        270              2,445                9,205            1,168
      Custody and accounting expenses .................      3,161             27,751              103,306           13,921
      Professional fees ...............................      2,259             19,848               73,880            9,957
      Other expenses ..................................        139              1,242                6,347              592
---------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER ......................     66,297            697,937            2,579,055          669,004
      Less: Expenses waived or borne by the adviser ...         --                 --             (499,999)              --
---------------------------------------------------------------------------------------------------------------------------
      Net expenses ....................................     66,297            697,937            2,079,056          669,004
---------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME .............................    326,648          3,322,156           23,560,776        3,764,275
===========================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..................................   (206,181)         2,307,075                3,335          605,083
         Futures ......................................     (3,967)                --                   --               --
         Swaps ........................................         --             52,224                   --               --
         Foreign currency transactions ................    (51,503)           (23,503)                  --               --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ..................................   (207,923)        (9,488,060)                  --        3,721,268
         Futures ......................................         --                 --                   --               --
         Foreign currency transactions ................    (17,438)              (546)                  --               --
---------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ...............................   (487,012)        (7,152,810)               3,335        4,326,351
---------------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FORM OPERATIONS .......................  $(160,364)       $(3,830,654)         $23,564,111       $8,090,626
===========================================================================================================================

* Income attributable to security lending activity, net of rebate expenses, for the U.S. Equity Fund, Premier Growth Equity Fund,
  Value Equity Fund, Mid-Cap Value Equity Fund and Small-Cap Value Equity Fund was $16,793, $13,366, $3,263, $31,305 and $4,087,
  respectively.


----------------------
See Notes to Financial Statements.


                                       70 & 71



                                                                        U.S.                              S&P 500
  STATEMENTS OF                                                       EQUITY                                INDEX
  CHANGES IN NET ASSETS                                                 FUND                                 FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED           YEAR ENDED            YEAR ENDED       YEAR ENDED
                                                      DECEMBER 31,          DECEMBER 31,          DECEMBER 31,     DECEMBER 31,
                                                          2001                 2000                  2001              2000
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ........................ $     813,679         $    688,486         $  6,586,043     $    6,223,347
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................    (6,813,960)           3,658,494            7,455,188         10,142,213
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options and foreign
       currency translations ......................    (3,265,150)          (4,819,135)        (106,067,369)       (87,898,670)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......    (9,265,431)            (472,155)         (92,026,138)       (71,533,110)
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................      (780,000)            (680,205)          (6,700,000)        (6,140,043)
     Net realized gains ...........................      (418,580)          (4,588,403)          (8,074,847)       (14,046,852)
     Return of capital ............................           --                   --                   --                 --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................    (1,198,580)          (5,268,608)         (14,774,847)       (20,186,895)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .................   (10,464,011)          (5,740,763)        (106,800,985)       (91,720,005)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................    34,093,348           88,195,684           76,686,661        165,724,559
     Value of distributions reinvested ............     1,198,592            5,268,592           14,774,678         20,187,066
     Cost of shares redeemed ......................    (8,672,428)         (61,094,943)         (57,933,051)       (22,893,965)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions .........    26,619,512           32,369,333           33,528,288        163,017,660
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........    16,155,501           26,628,570          (73,272,697)        71,297,655

NET ASSETS
   Beginning of period ............................    99,422,976           72,794,406          723,442,064        652,144,409
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ..................................  $115,578,477          $99,422,976         $650,169,367       $723,442,064
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........  $     44,735          $    11,079         $     54,566       $    172,244
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES:
     Shares sold ..................................     1,028,975            2,301,658           3,381,542          6,047,145
     Issued for distributions reinvested ..........        37,028              156,292             691,698            852,854
     Shares redeemed ..............................      (273,656)          (1,582,663)         (2,668,879)          (835,145)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares .......................       792,347              875,287           1,404,361          6,064,854
===================================================================================================================================



                                                                  PREMIER                              VALUE
  STATEMENTS OF                                                    GROWTH                             EQUITY
  CHANGES IN NET ASSETS                                       EQUITY FUND                               FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED        YEAR ENDED       YEAR ENDED         PERIOD ENDED
                                                       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,         DECEMBER 31,
                                                           2001              2000             2001                2000*
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ........................ $        95,167     $     114,936    $     100,662      $      47,886
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................       1,189,791         5,794,686         (980,304)          (292,214)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options and foreign
       currency translations ......................     (10,311,422)      (10,382,625)        (191,655)           227,619
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......      (9,026,464)       (4,473,003)      (1,071,297)           (16,709)
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................         (99,099)         (112,786)        (101,183)           (46,879)
     Net realized gains ...........................      (3,044,621)       (5,332,912)              --                 --
     Return of capital ............................              --                --               --                 --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................      (3,143,720)       (5,445,698)        (101,183)           (46,879)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .................     (12,170,184)       (9,918,701)      (1,172,480)           (63,588)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................      36,389,025        72,724,970        9,674,489         20,556,611
     Value of distributions reinvested ............       3,143,722         5,445,702          101,174             46,881
     Cost of shares redeemed ......................     (13,881,009)      (31,267,936)        (583,411)       (10,357,593)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions .........      25,651,738        46,902,736        9,192,252         10,245,899
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........      13,481,554        36,984,035        8,019,772         10,182,311

NET ASSETS
   Beginning of period ............................      90,703,756        53,719,721       10,182,311                 --
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ..................................    $104,185,310       $90,703,756      $18,202,083        $10,182,311
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........    $        920       $     4,852      $       481        $     1,005
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES:
     Shares sold ..................................         499,045           825,076        1,047,018          2,021,092
     Issued for distribution ......................          45,097            73,136           11,180              4,977
     Shares redeemed ..............................        (194,467)         (351,355)         (63,468)        (1,000,779)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares .......................         349,675           546,857          994,730          1,025,290
===================================================================================================================================



                                                                     MID-CAP                          SMALL-CAP
  STATEMENTS OF                                                 VALUE EQUITY                       VALUE EQUITY
  CHANGES IN NET ASSETS                                                 FUND                               FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                        DECEMBER 31,     DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                            2001             2000              2001              2000*
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ........................ $     1,239,570     $   1,061,792     $    100,286       $     50,893
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................       7,289,167         6,864,033        1,202,614            (77,387)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options and foreign
       currency translations ......................      (7,653,635)        1,621,426        1,117,335          1,361,755
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......         875,102         9,547,251        2,420,235          1,335,261
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................      (1,238,573)       (1,066,076)        (100,118)           (42,045)
     Net realized gains ...........................      (6,335,856)       (4,008,537)        (897,115)                --
     Return of capital ............................              --                --               --             (9,005)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................      (7,574,429)       (5,074,613)        (997,233)           (51,050)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .................      (6,699,327)        4,472,638        1,423,002          1,284,211
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................      83,220,533        39,929,941       31,451,465         41,089,863
     Value of distributions reinvested ............       7,574,372         5,074,554          997,227             51,048
     Cost of shares redeemed ......................     (22,637,417)      (22,452,645)     (12,477,057)       (31,032,332)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions .........      68,157,488        22,551,850       19,971,635         10,108,579
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........      61,458,161        27,024,488       21,394,637         11,392,790

NET ASSETS
   Beginning of period ............................     117,585,541        90,561,053       11,392,790                 --
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ..................................    $179,043,702      $117,585,541      $32,787,427        $11,392,790
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........    $        997      $         --      $     1,255        $        --
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES:
     Shares sold ..................................       5,100,771         2,530,891        2,752,337          3,991,785
     Issued for distributions reinvested ..........         486,160           331,454           83,450              4,966
     Shares redeemed ..............................      (1,359,449)       (1,390,384)      (1,115,955)        (2,985,978)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares .......................       4,227,482         1,471,961        1,719,832          1,010,773
===================================================================================================================================


* For the period April 28, 2000 (inception) through December 31, 2000.

--------------
See Notes to Financial Statements.


                                    72 & 73


                                                                    INTERNATIONAL
  STATEMENTS OF                                                            EQUITY                               INCOME
  CHANGES IN NET ASSETS                                                      FUND                                 FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED       YEAR ENDED           YEAR ENDED       YEAR ENDED
                                                               DECEMBER 31,     DECEMBER 31,         DECEMBER 31,     DECEMBER 31,
                                                                   2001             2000                 2001             2000
---------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ...............................   $     468,611     $     387,650        $  5,540,165     $  4,667,838
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps .........................................      (5,720,966)        6,991,864           1,623,970         (924,186)
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures,
       written options and foreign currency translations .      (4,845,555)      (14,202,733)           (478,069)       3,882,578
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............     (10,097,910)       (6,823,219)          6,686,066        7,626,230
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...............................        (429,000)         (265,910)         (5,658,804)      (4,797,135)
     Net realized gains ..................................        (187,926)       (7,717,553)                --               --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................        (616,926)       (7,983,463)         (5,658,804)      (4,797,135)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
     and distributions ...................................     (10,714,836)      (14,806,682)          1,027,262        2,829,095
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ........................     141,823,541       101,567,278          50,641,164       16,474,687
     Value of distributions reinvested ...................         616,961         7,983,489           5,658,836        4,797,123
     Cost of shares redeemed .............................    (141,716,604)      (95,174,999)        (21,165,939)     (10,956,144)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions ................         723,898        14,375,768          35,134,061       10,315,666
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...............      (9,990,938)         (430,914)         36,161,323       13,144,761

NET ASSETS
   Beginning of period ...................................      52,109,510        52,540,424          81,578,322       68,433,561
----------------------------------------------------------------------------------------------------------------------------------
   End of period .........................................   $  42,118,572     $  52,109,510        $117,739,645     $ 81,578,322
==================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ..................   $       28,628    $      29,193        $    (21,581)    $     61,748
----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold .........................................      15,747,112         7,264,273           4,018,023        1,371,461
     Issued for distributions reinvested .................          75,515           783,463             463,459          400,094
     Shares redeemed .....................................     (15,642,943)       (6,769,515)         (1,676,106)        (915,723)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ..............................         179,684         1,278,221           2,805,376          855,832
==================================================================================================================================



                                                                          GLOBAL                                  TOTAL
  STATEMENTS OF                                                           INCOME                                 RETURN
  CHANGES IN NET ASSETS                                                     FUND                                   FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED        YEAR ENDED            YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,      DECEMBER 31,          DECEMBER 31,    DECEMBER 31,
                                                                    2001              2000                  2001            2000
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ...............................      $   326,648     $   390,418           $  3,322,156     $  3,383,509
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps .........................................         (261,651)       (961,962)             2,335,796        5,113,467
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures,
       written options and foreign currency translations .         (225,361)        499,043             (9,488,606)      (2,642,824)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............         (160,364)        (72,501)            (3,830,654)       5,854,152
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...............................              --          (13,007)            (3,348,734)      (3,417,291)
     Net realized gains ..................................              --               --             (1,621,283)      (5,180,149)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................              --          (13,007)            (4,970,017)      (8,597,440)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
     and distributions ...................................         (160,364)        (85,508)            (8,800,671)      (2,743,288)
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ........................        1,843,860       3,844,347             17,424,956       19,945,431
     Value of distributions reinvested ...................              --           13,057              4,970,061        8,597,428
     Cost of shares redeemed .............................       (2,353,074)     (3,392,085)           (13,571,416)      (4,979,197)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions ................         (509,214)        465,319              8,823,601       23,563,662
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...............         (669,578)        379,811                 22,930       20,820,374

NET ASSETS
   Beginning of period ...................................        9,554,990       9,175,179            130,733,668      109,913,294
------------------------------------------------------------------------------------------------------------------------------------
   End of period .........................................      $ 8,885,412     $ 9,554,990           $130,756,598     $130,733,668
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ..................      $   (41,820)    $  (133,670)          $    (16,169)    $     13,465
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES:
     Shares sold .........................................          195,271         407,714              1,171,247        1,234,287
     Issued for distributions reinvested .................               --           1,385                343,474          572,780
     Shares redeemed .....................................         (249,719)       (361,815)              (915,135)        (310,708)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ..............................          (54,448)         47,284                599,586        1,496,359
====================================================================================================================================



                                                                           MONEY                           REAL ESTATE
  STATEMENTS OF                                                           MARKET                            SECURITIES
  CHANGES IN NET ASSETS                                                     FUND                                  FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED            YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                              DECEMBER 31,          DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 2001                   2000             2001               2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ...............................  $    23,560,776    $     27,601,192     $  3,764,275     $    2,940,545
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps .........................................            3,335               9,723          605,083          4,247,182
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures,
       written options and foreign currency translations .               --                  --        3,721,268          7,552,234
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............       23,564,111          27,610,915        8,090,626         14,739,961
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...............................      (23,560,776)        (27,601,192)      (3,050,000)        (2,450,000)
     Net realized gains ..................................              --                   --         (864,350)          (256,466)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................      (23,560,776)        (27,601,192)      (3,914,350)        (2,706,466)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
     and distributions ...................................            3,335               9,723        4,176,276         12,033,495
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ........................    1,517,681,792       1,531,232,462       65,683,486        107,738,922
     Value of distributions reinvested ...................       23,822,578          27,474,588        3,914,358          2,706,480
     Cost of shares redeemed .............................   (1,328,912,708)     (1,532,694,096)     (60,266,950)       (90,522,126)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions ................      212,591,662          26,012,954        9,330,894         19,923,276
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...............      212,594,997          26,022,677       13,507,170         31,956,771

NET ASSETS
   Beginning of period ...................................      499,560,878         473,538,201       73,798,855         41,842,084
-----------------------------------------------------------------------------------------------------------------------------------
   End of period .........................................  $   712,155,875    $    499,560,878     $ 87,306,025     $   73,798,855
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ..................  $         9,723    $             --     $    989,165     $      152,686
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES:
     Shares sold .........................................    1,517,681,792       1,531,232,462        4,616,205          8,038,710
     Issued for distributions reinvested                         23,822,578          27,474,588          265,021            199,299
     Shares redeemed .....................................   (1,328,912,708)     (1,532,694,096)      (4,312,367)        (6,748,697)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ..............................      212,591,662          26,012,954          568,859          1,489,312
====================================================================================================================================

--------------
See Notes to Financial Statements.


74 & 75

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Company is comprised of fourteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act governing money market funds. To effect this change, the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each Fund.

As of December 31, 2001, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.



2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING   Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2001
--------------------------------------------------------------------------------

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2001
--------------------------------------------------------------------------------

or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of December 31, 2001, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2001
--------------------------------------------------------------------------------

Fund                                  Amount           Expires
------------------------------------------------------------------------------

U.S. Equity Fund                  $4,904,289            2009
Value Equity Fund                    154,171            2008
                                     848,212            2009
International Equity Fund          3,956,798            2009
Income Fund                          507,343            2008
Global Income Fund                    32,153            2007
                                     288,507            2008

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2001 as follows:

Fund                                  Currency             Capital
-------------------------------------------------------------------------------

U.S. Equity Fund                    $     --            $   274,748
Premier Growth Equity Fund                --                373,595
Value Equity Fund                         --                  3,613
International Equity Fund              7,211              1,666,121
Income Fund                               --                437,604
Global Income Fund                     28,527                    --
Total Return Fund                       3,928                    --


DISTRIBUTIONS TO SHAREHOLDERS   The Money Market Fund declares net investment
income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, activity from passive foreign investment companies, treatment of realized and unrealized gains and losses on forward foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

CHANGE IN ACCOUNTING PRINCIPLE As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in a $54,621, $11,359 and $31,955 reduction in the cost of securities and a corresponding $54,621, $11,359 and $31,955 increase in net unrealized appreciation (depreciation), based on securities held by the Income Fund, Global Income Fund and Total Return Fund, respectively. The Statement of

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2001
--------------------------------------------------------------------------------


Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in accounting principle.

EXPENSES Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds. GEAM voluntarily limited expenses for the Premier Growth Equity Fund for the period May 1, 1999 through April 30, 2000. This limitation was discontinued effective May 1, 2000.


3. LINE OF CREDIT

Effective December 19, 2001, and expiring December 18, 2002, the Company shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Company during the year ended December 31, 2001.


4. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES   GEAM, a registered investment adviser, was
retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Funds. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                  Annualized based on average daily net assets
                                 ----------------------------------------------
                                        Average Daily         Advisory and
                                     Net Assets of Fund    Administration Fees
--------------------------------------------------------------------------------
U.S. Equity Fund                       All net assets                .55%
S&P 500 Index Fund                     All net assets                .35%
Premier Growth Equity Fund             All net assets                .65%
Value Equity Fund                      All net assets                .65%
Mid-Cap Value Equity Fund              All net assets                .65%
Small-Cap Value Equity Fund            All net assets                .80%
International Equity Fund            First $100 million             1.00%
                                      Next $100 million              .95%
                                      Over $200 million              .90%
Income Fund                            All net assets                .50%
Global Income Fund                     All net assets                .60%
Total Return Fund                    First $100 million              .50%
                                      Next $100 million              .45%
                                      Next $100 million              .40%
                                      Next $100 million              .35%
                                      Over $400 million              .30%
Money Market Fund*                   First $100 million              .50%
                                      Next $100 million              .45%
                                      Next $100 million              .40%
                                      Next $100 million              .35%
                                      Over $400 million              .30%
Real Estate Securities Fund          First $100 million              .85%
                                      Next $100 million              .80%
                                      Over $200 million              .75%
--------------------------------------------------------------------------------
* GEAM has voluntarily agreed to waive a portion of the fee payable by the Money Market Fund so that the fee paid by the Money Market Fund was equal to 0.25% through April 30, 2000, and effective May 1, 2000, is equal to 0.30%. GEAM discontinued the waiver as of January 1, 2002.

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2001
--------------------------------------------------------------------------------


DIRECTORS' COMPENSATION The Funds pay no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. The Directors receive an annual fee of $48,000 and an additional fee of $500 per Directors' meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended. These fees are allocated proportionally among all of the Funds served by the Directors based upon the relative net assets of each Fund.


5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM effective May 1, 2001, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund (prior thereto a division of SSgA's parent company served as the sub-adviser to that Fund); Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund; and Seneca Capital Management, L.L.C. ("Seneca") is the Sub-Adviser to the Real Estate Securities Fund. SSgA, Palisade and Seneca are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays SSgA, Palisade and Seneca monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Value Equity Fund and Global Income Fund, assumed day-to-day portfolio management responsibility from NWQ Investment Management Company and GE Asset Management Limited, formerly GE Investments (US) Limited, the previous Sub-Advisers to the Mid-Cap Value Equity Fund and Global Income Fund, respectively.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2001 were as follows:

                                         Purchases               Sales
--------------------------------------------------------------------------------
U.S. Equity Fund                      $  76,173,177       $   48,492,826
S&P 500 Index Fund                       66,974,970           44,658,083
Premier Growth Equity Fund               41,818,342           19,040,275
Value Equity Fund                        22,320,914           13,460,055
Mid-Cap Value Equity Fund               105,616,480           54,146,443
Small-Cap Value Equity Fund              39,395,203           22,044,777
International Equity Fund                19,841,183           18,482,730
Income Fund                             340,264,975          285,196,082
Global Income Fund                       11,495,656           10,661,430
Total Return Fund                       173,121,854          153,024,948
Real Estate Securities Fund              45,956,982           30,066,365
--------------------------------------------------------------------------------

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 2001, was as follows:



                                         Gross                    Gross               Net Unrealized
                                      Unrealized               Unrealized              Appreciation/
                                     Appreciation             Depreciation            (Depreciation)
----------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                   $   8,940,855             $   7,290,940            $   1,649,915
S&P 500 Index Fund                    76,598,197               115,633,660              (39,035,463)
Premier Growth Equity Fund             9,426,670                16,670,281               (7,243,611)
Value Equity Fund                        908,923                   872,957                   35,966
Mid-Cap Value Equity Fund             17,392,313                 9,278,131                8,114,182
Small-Cap Value Equity Fund            2,881,893                   402,803                2,479,090
International Equity Fund              1,573,216                 7,306,909               (5,733,693)
Income Fund                            1,988,769                 1,187,677                  801,092
Global Income Fund                       115,465                   368,998                 (253,533)
Total Return Fund                     12,704,418                 6,470,961                6,233,457
Real Estate Securities Fund            7,146,908                   856,249                6,290,659
----------------------------------------------------------------------------------------------------------------

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 2001.

                                 NOTES TO FINANCIAL STATEMENTS December 31, 2001
--------------------------------------------------------------------------------

OPTIONS During the year ended December 31, 2001 there were no option contracts written.

SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of December 31, 2001:

INCOME FUND                                                                                                      Notional Amount
------------------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers Collateralized Mortgage Backed Securities Index. Fund receives/pays the positive/negative return on the Index and pays one month LIBOR minus 40 basis points monthly,
expires January 31, 2002.                                                                                             $1,420,000

TOTAL RETURN FUND                                                                                                Notional Amount
------------------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers Collateralized Mortgage Backed Securities Index. Fund receives/pays the positive/negative return on the Index and pays one month LIBOR minus 40 basis points monthly,
expires January 31, 2002.                                                                                               $830,000

SECURITY LENDING At December 31, 2001, the following Funds participated in securities lending:

                                                                Loaned securities at
                                                                    market value                     Cash Collateral
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                    $11,810,255                       $12,303,646
Premier Growth Equity Fund                                           19,266,774                       20,646,939
Value Equity Fund                                                      3,442,795                        3,571,932
Mid-Cap Value Equity Fund                                             33,959,469                       35,289,306
Small-Cap Value Equity Fund                                            7,992,125                        8,325,545

------------------------------------------------------------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund, each a series of GE Investments Funds, Inc. (the "Funds"), as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2001, and the results of their operations, the changes in their net assets and financial highlights for the years or periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                                KPMG LLP


Boston, Massachusetts

February 8, 2002

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    51

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   President, GE Asset Management
Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    64

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Chairman of the Board, Chief Executive
Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board and Chief Executive Officer of Centurion Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    54

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   64

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee and Executive Vice President of GE
Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

--------------------------------------------------------------------------------
MICHAEL TANSLEY
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    36

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Manager of Fund Administration at
GEAM since May 1998; from 1990 to May 1998, Mr. Tansley held various positions in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York (formerly Price Waterhouse LLP); Treasurer of GE Institutional Funds, GE LifeStyle Funds, GE Investments Funds, Inc. since 1999; Assistant Treasurer of Elfun Funds and GE Savings & Security Funds since 1999.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    40

POSITION(S) HELD WITH FUND    Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A


NON-INTERESTED TRUSTEES


--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3003 Summer St. Stamford, CT  06905

AGE   54

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  56

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Institutional Funds and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds, Inc. since December 2001.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   53

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   56

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Institutional Funds and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   64

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Retired since 1983 from Salomon
Brothers Inc.;

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   56

OTHER DIRECTORSHIPS HELD BY TRUSTEE   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.

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                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------


EUGENE K. BOLTON
--------------------------------------------------------------------------------

Eugene K. Bolton is Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. He leads a team of portfolio managers for the U.S. EQUITY FUND. He has served in that capacity since the Fund's financial inception date. Mr. Bolton joined GE Asset Management in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.


DAVID B. CARLSON
--------------------------------------------------------------------------------

David B. Carlson is a Senior Vice President of GE Asset Management and portfolio manager for the PREMIER GROWTH EQUITY FUND. Mr. Carlson is also responsible for the domestic equity portion of the TOTAL RETURN FUND. He has served in those capacities since each Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.


MICHAEL J. GOOSAY
--------------------------------------------------------------------------------

Michael J. Goosay is a Vice President of GE Asset Management and portfolio manager of the GLOBAL INCOME FUND. He has served in this capacity since October 2000. Prior to joining GE Asset Management in July 2000, Michael managed over $3 billion in a number of global and non-dollar separate accounts and mutual funds at Prudential Global Asset Management, where he served as International Portfolio Manager since 1995.


PETER J. HATHAWAY
--------------------------------------------------------------------------------

Peter J. Hathaway is a Senior Vice President of GE Asset Management and portfolio manager for the VALUE EQUITY FUND. Mr. Hathaway has served in that capacity since 1997 and has over 36 years of investment experience. He joined GE Asset Management in 1985 as a Vice President for Pension Fund Portfolios. He became a Senior Vice President in 1987.


RALPH R. LAYMAN
--------------------------------------------------------------------------------

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman leads a team of portfolio managers for the INTERNATIONAL EQUITY FUND and is also responsible for the international equity portion of the TOTAL RETURN FUND. He has served in those capacities for the International Equity and Total Return Funds since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became Executive Vice President in 1992.


ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------

Robert A. MacDougall is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. Mr. MacDougall leads a team of portfolio managers for the INCOME FUND and the MONEY MARKET FUND. Mr. MacDougall is also responsible for the fixed income portion of the TOTAL RETURN FUND. He has served in those capacities for the Money Market and Total Return Funds since 1997 and for the Income Fund since the Fund's financial inception date. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.


RALPH E. WHITMAN
--------------------------------------------------------------------------------

Ralph E. Whitman is a Senior Vice President of GE Asset Management and portfolio manager of the MID-CAP VALUE EQUITY FUND. He has served in this capacity since October 2000. He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

--------------------------------------------------------------------------------


SUB-ADVISERS
--------------------------------------------------------------------------------

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE")

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.2 billion as of December 31, 2001. Palisade translates its experience from various institutional and private accounts to mutual funds it sub-advises for GE Asset Management. Palisade has managed the Fund since inception.

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, Dennison Veru and Richard Whitman. Mr. Feiler, Chief Investment Officer at Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program. Mr. Feiler has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.


SENECA CAPITAL MANAGEMENT ("SENECA")

SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND

Seneca is a limited liability company and a majority owned subsidiary of Phoenix Investment Partners ("Phoenix"). Forty per cent of the stock of Phoenix is publicly held and traded on the New York Stock Exchange while the remaining sixty per cent is owned by a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. As of December 31, 2001, Seneca managed approximately $14.5 billion in equity, fixed income and real estate assets.

David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca as a portfolio manager in 1995. In 1992, Mr. Shapiro became and still remains a principal of Asset Holdings Group. From 1982 to 1992 he was a Managing Director of The Adco Group, a real estate development and finance company.

SSGA FUNDS MANAGEMENT, INC. ("SSGA")

SUB-ADVISER FOR THE S&P 500 INDEX FUND

SSgA is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which, as a result of a change in federal law, has succeeded the registered investment company advisory business of State Street Global Advisors in May 2001. As of December 31, 2001, SSgA had approximately $51 billion in assets under management, and State Street Global Advisors had approximately $776 billion in assets under management.

The Fund is managed by a team of portfolio managers led by Karl Schneider. Mr. Schneider is a Principal of SSgA in the U.S. Structured Products Group. He joined State Street Global Advisors in 1996. Before joining the U.S. Structured Products Group, Mr. Schneider worked as a portfolio manager in State Street Global Advisor's Currency Management Group. Prior to this, he was an analyst in the Process Engineering division within State Street's custody operations. Mr. Schneider holds B.S. degrees in Finance and Investments from Babson College.

--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated


BOARD OF DIRECTORS

Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY

Matthew J. Simpson


TREASURER

Michael J. Tansley


ASSISTANT TREASURERS

Michael M. D'Ambrosio
Scott D. Sawyer


DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL

Sutherland, Asbill & Brennan, L.L.P.


CUSTODIAN

State Street Bank & Trust Company


INDEPENDENT AUDITORS

KPMG LLP


OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, PRIVATE EQUITIES AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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                                  [BLANK PAGE]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905


DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927


WWW.GEASSETMANAGEMENT.COM


[GE LOGO OMITTED]

          WE BRING GOOD THINGS TO LIFE.
------------